File Nos. 333-104881
                                                                       811-08325
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ ]
      Pre-Effective Amendment No. __                                    [ ]
      Post-Effective Amendment No. _8__                                 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ ]
      Amendment No. 27                                                  [X]

                        (Check appropriate box or boxes.)
     RBC Variable Annuity Account A
     -------------------------------
     (Exact Name of Registrant)


     Liberty Life Insurance Company
     -------------------------------------------

     (Name of Depositor)

     2000 Wade Hampton Boulevard, Greenville, SC                     29615
     ------------------------------------------------------------   ----------
     (Address of Depositor's Principal Executive Offices)           (Zip Code)


Depositor's Telephone Number, including Area Code  (800) 551-8354


     Name and Address of Agent for Service

     R. David Black
     Liberty Life Insurance Company
     2000 Wade Hampton Blvd.
     Greenville, SC 29615-1064

     Copies to:
     Lynn K. Stone
     Blazzard & Hasenauer, P.C.
     1375 Kings Highway East
     Suite 220
     Fairfield, CT 06824
     (203) 334-1500

It is proposed that this filing will become effective:

_____ immediately upon filing pursuant to paragraph (b) of Rule 485
__X__ on May 1, 2008 pursuant to paragraph (b) of Rule 485
_____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
_____ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following:

     _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered:

Individual Flexible Purchase Payment Deferred Variable Annuity Contracts


                              CROSS REFERENCE SHEET

                             (required by Rule 495)


ITEM NO.                                                                  Location

                                           PART A

Item 1.          Cover Page                                               Cover Page

Item 2.          Definitions                                              Index of Special Terms

Item 3.          Synopsis                                                 Summary

Item 4.          Condensed Financial Information                          Appendix A

Item 5.          General Description of Registrant,
                 Depositor, and Portfolio Companies                       Other Information -
                                                                          The Company; The Separate
                                                                          Account; Investment
                                                                          Portfolios; Appendix B;
                                                                          Appendix C

Item 6.          Deductions and Expenses                                  Expenses

Item 7.          General Description of Variable
                 Annuity Contracts                                        The Annuity Contract

Item 8.          Annuity Period                                           Annuity Payments
                                                                          (The Income Phase)

Item 9.          Death Benefit                                            Death Benefit

Item 10.         Purchases and Contract Value                             Purchase

Item 11.         Redemptions                                              Access to Your Money

Item 12.         Taxes                                                    Taxes
Item 13.         Legal Proceedings                                        None

Item 14.         Table of Contents of the Statement
                 of Additional Information                                Table of Contents of the
                                                                          Statement of Additional
                                                                          Information


                              CROSS REFERENCE SHEET

                             (required by Rule 495)


ITEM NO.                                                                        LOCATION
                                           PART B

Item 15.            Cover Page                                                  Cover Page

Item 16.            Table of Contents                                           Table of Contents

Item 17.            General Information and History                             Company

Item 18.            Services                                                    Not Applicable

Item 19.            Purchase of Securities Being Offered                        Not Applicable

Item 20.            Underwriters                                                Distribution

Item 21.            Calculation of Performance Data                             Performance Information

Item 22.            Annuity Payments                                            Annuity Provisions

Item 23.            Financial Statements                                        Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate Item so numbered in Part C to this Registration Statement.

- ------------------------------------------------------------------------------

                                     PART A
Clarity 2+2 Variable Annuity
May 1, 2008

[LOGO OF RBC INSURANCE]                                  Insurance offered by
                                               Liberty Life Insurance Company

V1187(R5-07)


                         THE FIXED AND VARIABLE ANNUITY

                                    ISSUED BY

                         RBC VARIABLE ANNUITY ACCOUNT A

                                       AND

                         LIBERTY LIFE INSURANCE COMPANY

   This prospectus describes the Fixed and Variable Annuity Contract offered by Liberty Life Insurance Company. Liberty Life Insurance Company operates under the RBC Insurance(R) brand and may be referred to as RBC, RBC Insurance(R), the Company, us, our or we in this prospectus.

   The annuity contract has multiple investment choices--a fixed account option and the investment portfolios listed below. The investment portfolios are part of AIM Variable Insurance Funds, American Century Variable Portfolios, Inc., Dreyfus Investment Portfolios, Dreyfus Stock Index Fund, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Lord Abbett Series Fund, Inc., T. Rowe Price Equity Series, Inc., Vanguard Variable Insurance Fund and Variable Insurance Products Funds. You can put your money in Fixed Account I, and/or any of these investment portfolios.

AIM VARIABLE INSURANCE FUNDS

   Managed By Invesco Aim Advisors, Inc. (formerly known as A I M Advisors,
      Inc.)

    Sub-advised by advisory entities affiliated with Invesco Aim Advisors, Inc.

      AIM V.I. Capital Development Fund (Series I Shares)
      AIM V.I. Core Equity Fund (Series I Shares)
      AIM V.I. High Yield Fund (Series I Shares)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)

   Managed By American Century Investment Management, Inc.

      VP Income & Growth
      VP Ultra(R)
      VP Value

                         DREYFUS INVESTMENT PORTFOLIOS

   Managed By The Dreyfus Corporation

    Sub-advised by Mellon Capital Management Corporation

      Small Cap Stock Index Portfolio (Service Shares)

DREYFUS STOCK INDEX FUND, INC.

   Managed By The Dreyfus Corporation
    Sub-advised by Mellon Capital Management Corporation

JANUS ASPEN SERIES

   Managed By Janus Capital Management LLC

      Janus Aspen International Growth Portfolio (Institutional Shares) Janus Aspen Small Company Value Portfolio (Service Shares)

LAZARD RETIREMENT SERIES, INC.

   Managed By Lazard Asset Management LLC

      Lazard Retirement U.S. Small Cap Equity Portfolio (Service Shares)
        (formerly, Lazard Retirement Small Cap Portfolio)

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

   Managed By Lord, Abbett & Co. LLC

      America's Value Portfolio
      Bond Debenture Portfolio
      Growth and Income Portfolio
      Mid-Cap Value Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

   Managed By T. Rowe Price Associates, Inc.

      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Equity Income Portfolio II
      T. Rowe Price Health Sciences Portfolio II
      T. Rowe Price Personal Strategy Balanced Portfolio

VANGUARD VARIABLE INSURANCE FUND

   Managed By The Vanguard Group, Inc.

      Mid-Cap Index Portfolio
      REIT Index Portfolio
      Total Bond Market Index Portfolio
      Total Stock Market Index Portfolio

   Managed By Granahan Investment Management, Inc. and The Vanguard Group, Inc.
      Small Company Growth Portfolio

   Managed By PRIMECAP Management Company

      Capital Growth Portfolio

VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")

   Managed By Fidelity Management & Research Co.

      Fidelity VIP Contrafund(R) Portfolio (Service Class 2)
      Fidelity VIP Growth Portfolio (Service Class 2)
      Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Fidelity VIP Mid Cap Portfolio (Initial Class)
      Fidelity VIP Money Market Portfolio (Initial Class)
      Fidelity VIP Overseas Portfolio (Service Class 2)

   The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

   Please read this prospectus before investing and keep it on file for future reference. It contains important information about this Fixed and Variable Annuity Contract.

   To learn more about this Fixed and Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2008. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC has a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page ___ of this prospectus. For a free copy of the SAI, call us at 1-800-423-9398 or write us at: P.O. Box 19086, Greenville, SC 29602-9086.

   The Contracts:

  . are not bank deposits

  . are not federally insured

  . are not endorsed by any bank or government agency

  . are not guaranteed and may be subject to loss of principal

   This prospectus is not an offering of the securities in any state, country, or jurisdiction in which we are not authorized to sell these securities. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

   The insurance contract is subject to state approval. Not all benefits are approved in all states. Please read your contract.

May 1, 2008

                                TABLE OF CONTENTS

                                                                       Page
                                                                       ----
     INDEX OF SPECIAL TERMS...........................................   5
     SUMMARY..........................................................   6
     FEE TABLE........................................................   7
     EXAMPLES.........................................................  11
      1. THE ANNUITY CONTRACT.........................................  12
      2. ANNUITY PAYMENTS (THE INCOME PHASE)..........................  13
         Annuity Date.................................................  13
         Annuity Payments.............................................  13
         Annuitization Enhancement Option.............................  14
         Annuity Options..............................................  14
      3. PURCHASING THE CONTRACT......................................  15
         Purchase Payments............................................  15
         Allocation of Purchase Payments..............................  15
         Free Look....................................................  15
         Accumulation Units...........................................  16
      4. INVESTMENT PORTFOLIOS........................................  16
         Voting Rights................................................  19
         Adding, Deleting, or Substituting Investment Portfolios......  19
         Transfers....................................................  20
         Market Timing/Disruptive Transfers...........................  21
         Dollar Cost Averaging Option.................................  22
         Asset Rebalancing Option.....................................  23
         Asset Allocation Option......................................  23
         Interest Sweep Program.......................................  24
      5. EXPENSES.....................................................  24
         Coverage Charge..............................................  24
         Contract Maintenance Charge..................................  24
         Withdrawal Charge............................................  25
         Free Withdrawal Amount.......................................  25
         Additional Withdrawal Option (Opt Out Provision).............  25
         Waiver of Withdrawal Charge Benefits (Life Liquidity Benefit)  26
         Reduction or Elimination of the Withdrawal Charge............  26
         Premium Taxes................................................  26
         Transfer Fee.................................................  26
         Income Taxes.................................................  27
         Investment Portfolio Expenses................................  27
      6. TAXES........................................................  27
         Annuity Contracts in General.................................  27
         Qualified and Non-Qualified Contracts........................  27
         Withdrawals-Non-Qualified Contracts..........................  28
         Partial 1035 Exchanges.......................................  28
         Withdrawals-Qualified Contracts..............................  28
         Withdrawals-Tax-Sheltered Annuities..........................  29
         Taxation of Death Benefits...................................  30
         Multiple Contracts...........................................  30
         Tax Treatment of Assignments.................................  30
         Diversification and Owner Control............................  30
         Required Distributions.......................................  31

                                                                     Page
                                                                     ----
         7.   ACCESS TO YOUR MONEY..................................  31
              Additional Withdrawal Option..........................  32
              Automatic Withdrawal Program..........................  32
              Required Minimum Withdrawal Option....................  33
              Substantially Equal Periodic Payment Withdrawal Option  33
              Suspension of Payments or Transfers...................  33
         8.   PERFORMANCE...........................................  34
         9.   DEATH BENEFIT.........................................  34
              Upon Your Death.......................................  34
              Annual Stepped-Up Death Benefit.......................  34
              Plus 70/50 Optional Death Benefit Rider...............  35
              Payment of Death Benefits.............................  37
              Death of Annuitant....................................  37
              Civil Unions and Domestic Partnerships................
        10.   OTHER INFORMATION.....................................  37
              The Company...........................................  37
              The Separate Account..................................  38
              Distributor...........................................  38
              Administration........................................  39
              Ownership.............................................  39
              Beneficiary...........................................  39
              Assignment............................................  39
              Legal Proceedings.....................................  39
              Financial Statements..................................  39
        TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION  40
        APPENDIX A-CONDENSED FINANCIAL INFORMATION.................. A-1
        APPENDIX B-INVESTMENT PORTFOLIOS............................ B-1
        APPENDIX C-DISCONTINUED INVESTMENT PORTFOLIOS............... C-1
        APPENDIX D-DEATH BENEFIT EXAMPLES........................... D-1

                             INDEX OF SPECIAL TERMS

   We have written this prospectus to make it as understandable as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable and need an explanation. We have identified the following as some of these words or terms. The page indicated below is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

                                                                    Page
                                                                    ----

       Accumulation Phase..........................................
       Accumulation Unit...........................................
       Annuitant...................................................
       Annuity Date................................................
       Annuity Options.............................................
       Annuity Payments............................................
       Annuity Unit................................................
       Beneficiary.................................................
       Contract Value..............................................
       Fixed Account...............................................
       Income Phase................................................
       Investment Portfolios.......................................
       Joint Owner.................................................
       Non-Qualified...............................................
       Owner.......................................................
       Purchase Payment............................................
       Qualified...................................................
       Tax Deferral................................................


                                     SUMMARY

   The sections in this summary correspond to sections in this prospectus that discuss the topics in more detail.

   The Annuity Contract: This Fixed and Variable Annuity Contract provides a means for investing on a tax-deferred basis in our fixed account (available in most states) and the investment portfolios. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options. The contract has been designed to meet long-term financial goals and is not suitable as a short-term investment. The contract is not designed to serve as a vehicle for frequent trading.

   Annuity Payments: If you want to receive regular income from your annuity, you can choose one of the annuity options available. You can choose whether to have payments come from our general account, the available investment portfolios or both. If you choose to have any part of your payments come from the investment portfolios, the dollar amount of your payments may go up or down.

   Purchase: You can buy the contract with $10,000 or more under most circumstances. You can add $1,000 or more any time you like during the accumulation phase.

   Investment Options: You can put your money into the fixed account and/or the available investment portfolios. The returns on the investment portfolios are not guaranteed. You can lose money. You can make transfers between investment options.

   Expenses: The contract has insurance features and investment features, and there are costs related to each.

   If you take money out of the contract, RBC may assess a withdrawal charge against each purchase payment withdrawn. Each purchase payment has its own withdrawal charge schedule. The withdrawal charge starts at 7% in the first year and declines to 0% 4 years after you make each purchase payment.

   There is a $25 transfer fee after the first 20 transfers in a contract year during the accumulation phase and after the first 4 transfers per contract year during the income phase.

   Taxes: Your earnings are not taxed until you take them out. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% Federal tax penalty.

   A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that make it an important investment for a qualified plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a qualified contract.

   Access to Your Money: You can take money out of your contract during the accumulation phase. Withdrawals may be subject to a withdrawal charge. You may also have to pay income tax and a tax penalty on any money you take out.

   Death Benefit: If you die before moving to the income phase, the person you have chosen as a beneficiary will receive a death benefit.

   Free Look: You can cancel the contract within 10 days after receiving it (or whatever period is required in your state). You will receive back whatever your contract is worth on the day we receive your request. This may be more or less than your original payment. In certain states, or if you have purchased the contract as an individual retirement annuity, RBC will refund the greater of your purchase payment (less withdrawals) or contract value. RBC will put your money in the Fidelity VIP Money Market Portfolio for 15 days (or the period required in your state) during the free-look period.

                                    FEE TABLE

   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time you buy the contract, surrender the contract, or transfer contract value between investment portfolios. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

             Withdrawal Charge (See
               Note (1)) (as a
               percentage of purchase   7% declining annually
               payment withdrawn)...... (See Note (2))
             Transfer Fee (See          $0.00 first 20, $25.00
               Note (3))............... each transfer thereafter
- --------
(1) After RBC has had a purchase payment for 4 years, there is no charge for a withdrawal of that purchase payment. You may have to pay income tax and a tax penalty on any money you take out. During the first 30 calendar days of the 3rd contract year, the owner has a 30-day window in which to surrender the contract in full without a withdrawal charge. The first 10% of remaining purchase payments that are withdrawn are not subject to a withdrawal charge, unless you have already made another withdrawal during the same contract year. (For the Automatic Withdrawal Program, remaining purchase payments are determined at the beginning of the contract year.) There is no withdrawal charge if the withdrawal is made under a Required Minimum Withdrawal Option or a Substantially Equal Periodic Payment Withdrawal Option.
(2) The withdrawal charge is equal to:

                         Contract Years From Withdrawal
                         Date of Purchase Payment Charge
                      ------------------------ ----------
                          1...................     7%
                          2...................     7%
                          3...................     6%
                          4...................     5%
                          5 and thereafter....     0%

(3) No charge for first 20 transfers in a contract year during the accumulation phase and no charge for first 4 transfers in a contract year during the income phase; thereafter, the fee is $25 per transfer. RBC will not charge you the transfer fee even if there are more than 20 transfers in a year during the accumulation phase if the transfer is for the Dollar Cost Averaging Option, Asset Allocation Option or Asset Rebalancing Option.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including investment portfolio fees and expenses.


      CONTRACT MAINTENANCE CHARGE (See Note (1)) $35 per contract per year


SEPARATE ACCOUNT ANNUAL EXPENSES FOR ALL FUNDS EXCEPT VANGUARD VARIABLE INSURANCE FUND (as a percentage of average account value)


        Mortality and Expense Risk Fee (See Note (2))............. 1.55%
        Administrative Fee (See Note (2))......................... 0.20%
        Plus 70/50 Optional Death Benefit Rider Fee (See Note (2)) 0.25%
                                                                   ----
           Total Separate Account Annual Expenses (See Note (3)).. 2.00%

SEPARATE ACCOUNT ANNUAL EXPENSES FOR CONTRACT VALUE INVESTED IN VANGUARD VARIABLE INSURANCE FUND (as a percentage of average account value)

        Mortality and Expense Risk Fee (See Note (4))............. 1.55%
        Administrative Fee (See Note (4))......................... 0.20%
        Plus 70/50 Optional Death Benefit Rider Fee (See Note (4)) 0.25%
        Fund Facilitation Fee (See Note (4))...................... 0.20%
                                                                   ----
           Total Separate Account Annual Expenses................. 2.20%

- --------
(1) During the accumulation phase, RBC will not charge the contract maintenance charge if the value of your contract is $100,000 or more. If you make a complete withdrawal and the contract value is less than $100,000, RBC will charge the contract maintenance charge. If you own more than one RBC variable contract, we will determine the total value of all your variable contracts. If the total value of all your variable contracts is more than $100,000, we will not assess the contract maintenance charge. During the income phase, RBC will deduct the contract maintenance charge from each annuity payment on a pro-rata basis.
(2) The coverage charge is an aggregate charge, that consists of the mortality and expense risk fee, the administrative fee and the Plus 70/50 Optional Death Benefit Rider fee which is referred to as a coverage charge in this prospectus and your contract. The amount of the coverage charge for your contract depends upon whether you elect the Plus 70/50 Optional Death Benefit Rider.
(3) If you do not elect the Plus 70/50 Optional Death Benefit Rider, Total Separate Account Annual Expenses are 1.75% annually.
(4) The coverage charge is an aggregate charge that consists of the mortality and expense risk fee, the administrative fee, the Plus 70/50 Optional Death Benefit Rider fee and the Fund Facilitation Fee (for contract value invested in the Vanguard Variable Insurance Fund only) which is referred to as a coverage charge in this prospectus and your contract. The amount of the coverage charge for your contract depends upon whether you elect the Plus 70/50 Optional Death Benefit Rider and whether you are invested in the portfolios of Vanguard Variable Insurance Fund.

   The next item shows the minimum and maximum total operating expenses for the year ended December 31, 2007 charged by the investment portfolios that you may pay periodically during the time that you own the contract. More details concerning each portfolio's fees and expenses (including Rule 12b-1 fees) are contained in the prospectuses for the investment portfolios.

Range of Investment Portfolio Operating Expenses for Available Investment Portfolios*


                                                                                    Minimum Maximum
                                                                                    ------- -------
Total Annual Portfolio Operating Expenses (expenses that are deducted from a
  Portfolio's assets, including management fees, 12b-1 fees and other expenses).... 0.16%   1.72%
Total Net Annual Portfolio Operating Expenses After Fee Waiver and/or Expense
  Reimbursement** (expenses that are deducted from a Portfolio's assets, including management fees, 12b-1 fees and other expenses after any applicable
  waiver and/or reimbursement arrangement)......................................... 0.16%   1.70%

- --------
  *The Company has discontinued offering the Alger American Growth Portfolio, the Alger American Capital Appreciation Portfolio (formerly, Alger American Leveraged AllCap Portfolio), and the Alger American MidCap Growth Portfolio. If you are invested in these discontinued investment portfolios, see Appendix C herein. See the investment portfolio prospectuses for information regarding the fees and expenses of those portfolios.
 **The range of Total Net Annual Portfolio Operating Expenses takes into account contractual arrangements for certain Portfolios that require the advisor to waive or reimburse operating expenses until at least May 1, 2009, as described in more detail in the following chart and footnotes.

   The following table shows the annual operating expenses for each investment portfolio for the year ended December 31, 2007, before and after any applicable contractual expense reimbursements and/or waivers. The expenses of the investment portfolios shown below are based on data provided by the respective underlying funds. We have not independently verified such data. There is no guarantee that actual expenses will be the same as those shown in the table.

Total Annual Portfolio Operating Expenses for Each Available Investment
Portfolio


                                                                                           Total              Total Net
                                                          Distribution          Acquired  Annual    Expenses   Annual
                                                             and/or               Fund   Portfolio   Waived   Portfolio
                                               Management   Service     Other   Fees and Operating   and/or   Operating
                                                  Fees    (12b-1) Fees Expenses Expenses Expenses  Reimbursed Expenses
                                               ---------- ------------ -------- -------- --------- ---------- ---------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Capital Development Fund (Series
    I Shares)(1)(2)   ........................    0.75%         --       0.31%    0.00%    1.06%      0.01%     1.05%
   AIM V.I. Core Equity Fund (Series I
    Shares)(1)(3).............................    0.60%         --       0.28%    0.02%    0.90%      0.01%     0.89%
   AIM V.I. High Yield Fund (Series I
    Shares)(3)(4).............................    0.63%         --       0.52%    0.01%    1.16%      0.19%     0.97%
AMERICAN CENTURY VARIABLE
 PORTFOLIOS, INC. (Class I Shares)
   VP Income & Growth(5)(6)...................    0.70%         --       0.01%    0.00%    0.71%      0.00%     0.71%
   VP Ultra(R)(5)(6)..........................    1.00%         --       0.01%    0.00%    1.01%      0.00%     1.01%
   VP Value(5)(6).............................    0.93%         --       0.01%    0.00%    0.94%      0.00%     0.94%
DREYFUS INVESTMENT PORTFOLIOS
   Small Cap Stock Index Portfolio (Service
    Shares)...................................    0.35%       0.25%      0.01%    0.00%    0.61%      0.00%     0.61%
DREYFUS STOCK INDEX FUND, INC.--
   Initial Shares.............................    0.25%         --       0.02%    0.00%    0.27%      0.00%     0.27%
JANUS ASPEN SERIES
   Janus Aspen International Growth
    Portfolio (Institutional Shares)(7).......    0.64%         --       0.06%    0.00%    0.70%      0.00%     0.70%
   Janus Aspen Small Company Value
    Portfolio (Service Shares)(8)(9)..........    0.74%       0.25%      0.72%    0.01%    1.72%      0.02%     1.70%
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement U.S. Small Cap Equity
   Portfolio (Service Shares)(10).............    0.75%       0.25%      0.33%    0.00%    1.33%      0.08%     1.25%
LORD ABBETT SERIES FUND, INC.
 (Class VC Shares)
   America's Value Portfolio(11)..............    0.75%         --       0.45%    0.00%    1.20%      0.05%     1.15%
   Bond-Debenture Portfolio(11)...............    0.50%         --       0.45%    0.00%    0.95%      0.10%     0.85%
   Growth and Income Portfolio................    0.47%         --       0.41%    0.00%    0.88%      0.00%     0.88%
   Mid-Cap Value Portfolio....................    0.74%         --       0.38%    0.00%    1.12%      0.00%     1.12%
T. ROWE PRICE EQUITY SERIES, INC.
   T. Rowe Price Blue Chip Growth Portfolio...    0.85%         --       0.00%    0.00%    0.85%      0.00%     0.85%
   T. Rowe Price Equity Income Portfolio II...    0.85%       0.25%      0.00%    0.00%    1.10%      0.00%     1.10%
   T. Rowe Price Health Sciences Portfolio II.    0.95%       0.25%      0.00%    0.00%    1.20%      0.00%     1.20%
   T. Rowe Price Personal Strategy Balanced
    Portfolio(12)(13).........................    0.90%         --       0.00%    0.00%    0.90%      0.00%     0.90%
VANGUARD VARIABLE INSURANCE  FUND
   Capital Growth Portfolio...................    0.39%         --       0.03%    0.00%    0.42%      0.00%     0.42%
   Mid-Cap Index Portfolio....................    0.20%         --       0.04%    0.00%    0.24%      0.00%     0.24%
   REIT Index Portfolio.......................    0.26%         --       0.04%    0.00%    0.30%      0.00%     0.30%
   Total Bond Market Index Portfolio..........    0.13%         --       0.03%    0.00%    0.16%      0.00%     0.16%
   Total Stock Market Index Portfolio(14).....    0.00%         --       0.00%    0.16%    0.16%      0.00%     0.16%
   Small Company Growth Portfolio.............    0.32%         --       0.04%    0.00%    0.36%      0.00%     0.36%
VARIABLE INSURANCE PRODUCTS FUNDS
   Fidelity VIP Contrafund(R) Portfolio
    (Service Class 2)(15).....................    0.56%       0.25%      0.09%    0.00%    0.90%      0.00%     0.90%
   Fidelity VIP Growth Portfolio (Service
    Class 2)(15)..............................    0.56%       0.25%      0.09%    0.00%    0.90%      0.00%     0.90%
   Fidelity VIP Investment Grade Bond
    Portfolio (Initial Class).................    0.32%         --       0.11%    0.00%    0.43%      0.00%     0.43%
   Fidelity VIP Mid Cap Portfolio
    (Initial Class)(15).......................    0.56%         --       0.11%    0.00%    0.67%      0.00%     0.67%
   Fidelity VIP Money Market Portfolio
    (Initial Class)...........................    0.23%         --       0.09%    0.00%    0.32%      0.00%     0.32%
   Fidelity VIP Overseas Portfolio
    (Service Class 2)(15).....................    0.71%       0.25%      0.14%    0.00%    1.10%      0.00%     1.10%

- --------
(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.
(2) Through at least April 30, 2009, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million)to 0.64% (for average net assets over $10 billion).
(3) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Portfolio Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expenses is included in the total returns of the fund.
(4) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed in Note 1 above) of Series I shares to 0.95% of average daily net assets. This expense limitation agreement is in effect through at least April 30, 2009.
(5) The Fund pays the advisor a single, unified management fee for arranging all services necessary for the Fund to operate. The fee shown is based on assets during the Fund's most recent fiscal year. The Fund has a stepped fee schedule. As a result, the Fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.
(6) Other expenses include the fees and expenses of the Fund's independent trustees and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.
(7) "Acquired Fund" means any underlying portfolio (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to the Portfolio's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.
(8) "Acquired Fund" means any underlying portfolio (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period. Total Annual Portfolio Operating Expenses shown may not correlate to the Portfolio's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Portfolio and does not include Acquired Fund fees and expenses. Annual Portfolio Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Fund's Statement of Additional Information. Included in Other Expenses is an administrative fee of 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
(9) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(10) The expense reimbursement reflects a contractual obligation by the investment manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2009, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% annually.
(11) For the fiscal year ended December 31, 2007, Lord Abbett contractually agreed to reimburse America's Value Portfolio to the extent necessary so that the total annual operating expenses (excluding management fees) did not exceed an annual rate of 0.40% of average daily net assets. A similar agreement is in place through April 30, 2009. Effective May 1, 2008, for the Bond Debenture Portfolio, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary so that the total annual operating expenses (excluding management fees) will not exceed an annual rate of 0.35% of average daily net assets.
(12) Actual expenses paid by the fund were 0.88% due to a credit received from investing in the T. Rowe Price Institutional High Yield Fund; this credit totaled 0.02% in fiscal year 2007 but will vary with the amount invested in the Institutional High Yield Fund.
(13) Acquired Fund Fees and Expenses of 0.02% were completely offset by a mandatory reduction in the Fund's management fee of the same amount.
(14) Although the Portfolio is not expected to incur any net expenses directly, the Portfolio's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Portfolio invests. These expenses include transaction costs (i.e., purchase and redemption fees), if any, imposed on the Portfolio by the Acquired Funds. See "The Portfolio and Vanguard" in the Fund prospectus. The Total Annual Portfolio Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table in the fund prospectus because that ratio does not include the Acquired Fund Fees and Expenses.
(15) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the funds' expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89% for the Fidelity VIP Contrafund Portfolio-Service Class 2; 0.89% for the Fidelity VIP Growth Portfolio-Service Class 2; 0.66% for the Fidelity VIP Mid Cap Portfolio-Initial Class; and 1.07% for the Fidelity VIP Overseas Portfolio-Service Class 2. These offsets may be discontinued at any time.

                                    EXAMPLES

   These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract maintenance charges, separate account annual expenses and investment portfolio fees and expenses. The assumed average contract size is $40,000.

   There are 2 sets of Examples below: Example 1 assumes you elect the Plus 70/50 Optional Death Benefit Rider and you are invested in Vanguard Variable Insurance Fund (most expensive way to purchase the contract) and Example 2 assumes you do not elect the Plus 70/50 Optional Death Benefit Rider and you are not invested in Vanguard Variable Insurance Fund.

   Premium taxes are not reflected. Premium taxes may apply depending on the state where you live.

   These Examples assume you invest $10,000 in the contract for the time periods indicated. The Examples also assume your investment has a 5% return each year and assume (a) the maximum and (b) the minimum investment portfolio fees and expenses. The examples reflect annual investment portfolio expenses before any fee waiver and/or expense reimbursements. Your expenses will be less than the expenses in the chart below for those portfolios with a waiver or reimbursement for the applicable period (see "Total Annual Portfolio Operating Expenses for Each Investment Portfolio"). Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

EXAMPLE 1 (If you elect the Plus 70/50 Optional Death Benefit and invest in Vanguard Variable Insurance Fund)

   (1) If you surrender your contract at the end of the applicable time period, or if you do not annuitize under a life annuity option or another option with an annuity payment period of more than 5 years:

                           1 Year    3 Years   5 Years  10 Years
                          --------- --------- --------- ---------
              (a) MAXIMUM $1,021.41 $1,637.58 $2,003.55 $4,117.49
              (b) MINIMUM $  861.25 $1,164.08 $1,229.51 $2,632.07




   (2) If you do not surrender your contract or if you annuitize under a life annuity option or another option with an annuity payment period of more than 5 years:

                           1 Year     3 Years   5 Years    10 Years
                           -------   --------- ---------   ---------
               (a) MAXIMUM $  392.16  $1,189.21  $2,003.55  $4,117.49
               (b) MINIMUM $  233.12  $  718.20  $1,229.51  $2,632.07

EXAMPLE 2 (If you do not elect the Plus 70/50 Optional Death Benefit and do not invest in Vanguard Variable Insurance Fund)

   (1) If you surrender your contract at the end of the applicable time period, or if you do not annuitize under a life annuity option or another option with an annuity payment period of more than 5 years:

                           1 Year    3 Years   5 Years  10 Years
                          --------- --------- --------- ---------
              (a) MAXIMUM $  995.90 $1,563.20 $1,883.68 $3,896.17
              (b) MINIMUM $  835.35 $1,086.06 $1,099.48 $2,369.51


   (2) If you do not surrender your contract or if you annuitize under a life annuity option or another option with an annuity payment period of more than 5 years:

                           1 Year     3 Years    5 Years   10 Years
                           -------   ---------  ---------  ---------
               (a) MAXIMUM $  366.84 $1,115.23  $1,883.68  $3,896.17
               (b) MINIMUM $  207.40 $  640.58  $1,099.48  $2,369.51

   There is an Accumulation Unit Value History (Condensed Financial Information) contained in Appendix A.

1. THE ANNUITY CONTRACT

   This prospectus describes the Fixed and Variable Annuity Contract offered by RBC. The insurance contract is subject to state approval. Not all benefits are approved in all states. Please read your contract.

   An annuity is a contract between you, the owner, and an insurance company (in this case RBC), where the insurance company promises to pay you an income, in the form of annuity payments, beginning on a designated date that's at least one year after we issue your contract. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your contract switches to the income phase.

   The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

   The contract is called a variable annuity because you can choose among the available investment portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends upon the investment performance of the investment portfolios you select for the income phase.

   The contract also contains a fixed account option (Fixed Account I). The fixed account offers interest rates that are guaranteed by RBC. For Fixed Account I, an interest rate is set at the time of each purchase payment or transfer to the account. This initial interest rate is guaranteed for 12 months. RBC guarantees that the interest credited to Fixed Account I will not be less than 3% per year.

   If you select Fixed Account I, your money will be placed with the other general assets of RBC and the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract. The amount of the annuity payments you receive during the income phase from the general account will remain level for the entire income phase.

   The contract value is the dollar value as of any business day of all amounts accumulated under the contract.

   We may offer other variable annuity contracts that also invest in the same funds offered under the contracts described in this prospectus. These contracts may have different charges and may offer different benefits.

   As owner of the contract, you exercise all rights under the contract. You can change the owner at any time by notifying us in writing. You can name another joint owner (subject to state laws). We have described more information on this in Section 10-Other Information.

2. ANNUITY PAYMENTS (THE INCOME PHASE)

Annuity Date

   Under the contract you can receive regular income payments (annuity payments). You can choose the date on which those payments begin. We call that date the annuity date.

   We ask you to choose your annuity date when you purchase the contract. You can change it at any time before the annuity date with 30-days notice to us. Your annuity date cannot be any earlier than one year after we issue the contract and must be the first day of a calendar month.

Annuity Payments

   Annuity payments must begin by the later of the first day of the first calendar month after the annuitant's 100th birthday or 10 years after we issue your contract (or the maximum date allowed under state law). The annuitant is the person whose life we look to when we make annuity payments. Currently, the amount of each payment is determined 10 business days prior to the payment date. At the annuity date, you can choose whether payments will come from:

  .  the fixed account, referred to as a fixed annuity,

  . the investment portfolio(s) available, referred to as a variable annuity, or

  .  a combination of both.

   If you choose to have any portion of your annuity payments come from the fixed account, Fixed Account I will be terminated, and the fixed annuity payments will be made from the Company's general account. Our general account contains all of our assets except the assets of the Separate Account and other separate accounts we may have. The dollar amount of each fixed annuity payment will be determined in accordance with the annuity tables in the contract. If, on the annuity date, we are using annuity payment tables for similar fixed annuity contracts that would provide a larger annuity payment, we will use those tables. Once determined, the amount of the fixed annuity payment will not change, unless you transfer a portion of your variable annuity payment into the fixed annuity. Up to 4 times each contract year you may increase the amount of your fixed annuity payment by a transfer of all or a portion of your variable annuity payment to the fixed annuity payment. After the annuity date, you may not transfer any portion of the fixed annuity into the variable annuity payment.

   If you choose to have any portion of your annuity payments come from the investment portfolio(s), the dollar amount of the initial variable annuity payment will depend upon the value of your contract in the investment portfolio(s) and the annuity tables in the contract. The dollar amount of this variable annuity payment is not guaranteed to remain level.

   Each variable annuity payment will vary depending on the investment performance of the investment portfolio(s) you have selected. A 3.5% annual investment rate is used in the annuity tables in the contract. If the actual performance of the investment portfolio(s) you have selected equals 3.5%, then the variable annuity payments will remain level. If the actual performance of the investment portfolio(s) you have selected exceeds the 3.5% assumption, the variable annuity payments will increase. Conversely, if the performance is less than the 3.5%, the variable annuity payments will decrease.

   Annuity payments are made monthly unless you have less than $10,000 to apply toward a payment. In that case, RBC may provide your annuity payment in a single lump sum. Likewise, if your annuity payments would be or become less than $250 a month, RBC has the right to change the frequency of payments so that your annuity payments are at least $250.

Annuitization Enhancement Option

   If you elect an annuity date which is:

      1. On or after the 5th contract anniversary; and

      2. You select an annuity option which is based on the annuitant remaining alive,

we will add to your Adjusted Contract Value an Annuitization Enhancement Amount of 3% of the Adjusted Contract Value that will be applied to the annuity option. The Adjusted Contract Value is the contract value less any applicable premium tax. This amount is applied to the applicable annuity table in your contract to determine the initial annuity payment.

Annuity Options

   You can choose among income plans. We call those annuity options.

   You can select and/or change an annuity option at any time prior to the annuity date (with 30 days notice to us). If you do not choose an annuity option, we will assume that you selected Option 2, which will provide a life annuity with 120 monthly payments guaranteed. You can choose one of the following annuity options. Any other annuity option that is acceptable to us may also be selected. After annuity payments begin, you cannot change the annuity option.

   OPTION 1. LIFE ANNUITY. Under this option, we will make an annuity payment each month so long as the annuitant is alive. After the annuitant dies, we stop making annuity payments. If the annuitant dies after the first payment and before the second payment, then we will make only one payment.

   OPTION 2. LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED. Under this option, we will make an annuity payment each month so long as the annuitant is alive. However, if, when the annuitant dies, we have made annuity payments for less than the selected guaranteed period, we will then continue to make annuity payments for the rest of the guaranteed period to the beneficiary. If the beneficiary does not want to receive annuity payments, he or she can ask us for a single lump sum.

   OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make annuity payments each month so long as the annuitant and a second person are both alive. When either of these people die, we will continue to make annuity payments, so long as the survivor continues to live. The amount of the annuity payments we will make to the survivor can be equal to 100%, 75% or 50% of the amount that we would have paid if both were alive. If both the annuitant and the second person die after the first payment and before the second payment, then we will make only one payment.

   OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 OR 20 YEARS GUARANTEED. Under this option, we will make annuity payments each month so long as the annuitant and a second person (joint annuitant) are both alive. However, if when the last annuitant dies, we have made annuity payments for less than the selected guaranteed period, we will then continue to make annuity payments for the rest of the guaranteed period to the beneficiary. If the beneficiary does not want to receive annuity payments, he or she can ask us for a single lump sum.

3. PURCHASING THE CONTRACT

Purchase Payments

   A purchase payment is the money you give us to buy the contract. The minimum we will accept for a non-qualified contract is $10,000. If you buy the contract as part of a qualified contract, the minimum purchase payment we will accept is $2,000. The maximum purchase payments we accept are $1 million without our prior approval. You can make additional purchase payments of $1,000 or more. Electronic fund transfers (EFT) from your checking or savings account are allowed. Minimum initial purchase payment requirements and maximum purchase payment requirements still apply. Any EFT amount after the initial purchase payment must be $50 per month.

Allocation of Purchase Payments

   When you purchase a contract, we will allocate your purchase payment to:

  .  Fixed Account I; and/or

  . one or more of the investment portfolios you have selected.

   If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. However, if there is a fund substitution, liquidation or merger, your allocation instructions will be updated automatically to reflect the surviving fund, the replacement fund or a money market fund, as applicable, for any continued and future investment unless you instruct us otherwise. Any allocation to Fixed Account I must be at least $1,000. Allocation percentages need to be in whole numbers. Each allocation must be at least 1%. Any allocation to an investment portfolio must be at least $1,000. RBC reserves the right to decline any purchase payment.

   At its discretion, RBC may refuse purchase payments into Fixed Account I if the total value of Fixed Account I is greater than or equal to 30% of the value of your contract at the time of the purchase payment. RBC also reserves the right to refuse allocations into Fixed Account I if the interest rate to be credited to the allocation is equal to the minimum guaranteed interest rate for the Fixed Account.

   Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.

Free Look

   If you change your mind about owning the contract, you can cancel it within 10 days after receiving it, or the period required in your state. When you cancel the contract within this time period, RBC will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. In certain states, or if you have purchased the contract as an IRA, we will refund the greater of your purchase payment (less withdrawals) or the value of your contract if you decide to cancel your contract within 10 days after receiving it (or whatever period is required in your state). If that is the case, we will put your purchase payment in the Fidelity VIP Money Market Portfolio for 15 days beginning when we allocate your first purchase payment. (In some states, the period may be longer.) At the end of that period, we will re-allocate those funds as you selected.

Accumulation Units

   The value of the variable annuity portion of your contract will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of the value of your contract, we use a unit of measure we call an accumulation unit. (An accumulation unit works like a share of a mutual fund.) During the income phase of the contract we call the unit an annuity unit.

   Every business day we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the previous business day by a factor for the current business day. The factor is determined by:

      1. dividing the value of an investment portfolio share at the end of the current business day by the value of an investment portfolio share for the previous business day; and

      2. multiplying it by one minus the daily amount of the coverage charge and any charges for taxes.

   The value of an accumulation unit may go up or down from day to day.

   When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.

   We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day and then credit your contract.

Example:

   On Monday we receive an additional purchase payment of $4,000 from you. You have told us you want this to go to the Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Growth and Income Portfolio is $12.70. We then divide $4,000 by $12.70 and credit your contract on Monday night with 314.9606 accumulation units for the Growth and Income Portfolio.

4. INVESTMENT PORTFOLIOS

   The contract offers the investment portfolios which are listed below. Additional investment portfolios may be available in the future.

   You should read the prospectuses for these funds carefully before investing. Copies of these prospectuses will be sent to you. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY WRITING US AT P.O. BOX 19086, GREENVILLE, SC 29602-9086 OR CALLING US AT 1-800-423-9398. Certain portfolios contained in the fund prospectuses may not be available with your contract and may not be available in your state. The funds may offer various classes of shares, each of which has a different level of expenses. The fund prospectuses may provide information for share classes that are not available through the contract. When you consult the fund prospectuses, you should be careful to refer to only the information regarding the class of shares that is available through your contract. A summary of the investment objectives and strategies of each investment portfolio available under the contract is contained in Appendix B.

   WE DO NOT PROVIDE ANY ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO(S) YOU HAVE CHOSEN.

   There can be no assurance that the investment objectives will be achieved. The fund prospectuses contain more complete information including the fees and expenses of each portfolio and a description of the investment objectives, policies, restrictions and risks of each portfolio.

   Shares of the portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies that may or may not be affiliated with RBC. Certain portfolios may also be sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

   The investment objectives and policies of certain of the investment portfolios are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisors manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisors cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the investment portfolios have the same investment advisors.

   Allocating assets only to one or a small number of investment options should not be considered a balanced investment strategy. In particular, allocating assets to a small number of investment portfolios that concentrate their investments in a particular business or market sector will increase the risk that your contract value will be more volatile since these investment portfolios may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related businesses, including internet-related businesses; (b) small cap securities; and (c) foreign securities. We may provide asset allocation tools for use and discussion with your financial consultant. We do not provide specific advice for your individual investment allocations, you should discuss this matter with your financial consultant.

   A portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

   Certain Payments We May Receive with Regard to the Investment Portfolios. We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisors, distributors and/or affiliates. We may receive revenues from the investment portfolios, their investment advisors, distributors and/or affiliates for the performance of these services. The revenues, which may be substantial, are ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Separate Account and another separate account of ours. These percentages may differ from fund to fund and among classes of shares within a fund. Some investment portfolios, investment advisors, distributors and/or affiliates pay us a greater percentage than others, and some do not pay us at all. In some cases, the compensation is derived from the Rule 12b-1 fees and is deducted from a fund's assets. Revenue sharing and Rule 12b-1 fees are included among the several factors that we consider when deciding to include an investment portfolio within this variable product. Additional information regarding these payments may be contained in the prospectuses and/or statements of additional information of the underlying funds.

   You can invest in any of the following investment portfolios.

AIM VARIABLE INSURANCE FUNDS

   Advisor: Invesco Aim Advisors, Inc. (formerly known as A I M Advisors, Inc.)

     Sub-advised by: Invesco Trimark Investment Management Inc.; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited

      AIM V.I. Capital Development Fund (Series I Shares)
      AIM V.I. Core Equity Fund (Series I Shares)
      AIM V.I. High Yield Fund (Series I Shares)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)

   Advisor: American Century Investment Management, Inc.

      VP Income & Growth
      VP Ultra(R)
      VP Value

                         DREYFUS INVESTMENT PORTFOLIOS

   Advisor: The Dreyfus Corporation

     Sub-advisor: Mellon Capital Management Corporation

      Small Cap Stock Index Portfolio (Service Shares)

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   Advisor: The Dreyfus Corporation

     Sub-advisor: Mellon Capital Management Corporation

JANUS ASPEN SERIES

   Advisor: Janus Capital Management LLC

      Janus Aspen International Growth Portfolio (Institutional Shares) Janus Aspen Small Company Value Portfolio (Service Shares)

LAZARD RETIREMENT SERIES, INC.

   Advisor: Lazard Asset Management LLC

      Lazard Retirement U.S. Small Cap Equity Portfolio (Service Shares)
         (Prior to May 1, 2008 known as Lazard Retirement Small Cap Portfolio)

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

   Advisor: Lord, Abbett & Co. LLC

      America's Value Portfolio
      Bond-Debenture Portfolio
      Growth and Income Portfolio
      Mid-Cap Value Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

   Advisor: T. Rowe Price Associates, Inc.

      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Equity Income Portfolio II
      T. Rowe Price Health Sciences Portfolio II
      T. Rowe Price Personal Strategy Balanced Portfolio

VANGUARD VARIABLE INSURANCE FUND

   Advisor: The Vanguard Group, Inc.

      Mid-Cap Index Portfolio
      REIT Index Portfolio
      Total Bond Market Index Portfolio
      Total Stock Market Index Portfolio (this portfolio receives advisory services indirectly, by investing in other Vanguard funds and portfolios)

   Advisors: Granahan Investment Management, Inc. and The Vanguard Group, Inc.

      Small Company Growth Portfolio

   Advisor: PRIMECAP Management Company

      Capital Growth Portfolio

   Contract value invested in Vanguard Variable Insurance Fund will have a higher coverage charge.

VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")

   Advisor: Fidelity Management & Research Co.

      Fidelity VIP Contrafund(R) Portfolio (Service Class 2)
      Fidelity VIP Growth Portfolio (Service Class 2)
      Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Fidelity VIP Mid Cap Portfolio (Initial Class)
      Fidelity VIP Money Market Portfolio (Initial Class)
      Fidelity VIP Overseas Portfolio (Service Class 2)

   See Appendix C for information regarding discontinued portfolios.

Voting Rights

   RBC is the legal owner of the investment portfolio shares. However, RBC believes that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that RBC owns on its own behalf. Should RBC determine that it is no longer required to comply with the above, it will vote the shares in its own right.

Adding, Deleting, or Substituting Investment Portfolios

   We do not control the funds, so we cannot guarantee that any of the investment portfolios will always be available. We retain the right to change the investments of the Separate Account. This means we may eliminate the shares of any investment portfolio held in our Separate Account and substitute shares of another open-end management investment company for the shares of any investment portfolio, if the shares of the investment portfolio are no longer available for investment or if, in our judgment, investment in any investment portfolio would be inappropriate in view of the purposes of the Separate Account. We will first notify you and receive any necessary SEC and/or state approval before making such a change.

   If an investment portfolio is liquidated, we will ask you to reallocate any amount in the liquidated investment portfolio. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required.

   If we make a portfolio substitution or change, we may change the contract to reflect the substitution or change.

   If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, Asset Allocation or Interest Sweep Option while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your contract value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

Transfers

  (These transfer features as stated may not be available in all states.)

   You can transfer money among Fixed Account I and the investment portfolios.

  Telephone Transfers

   You can make transfers by telephone. If you own the contract with a joint owner, unless RBC is instructed otherwise, RBC will accept instructions from either you or the other owner. RBC will use reasonable procedures to confirm that instructions given us by telephone are genuine. If RBC fails to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. RBC tape records all telephone instructions. RBC reserves the right to modify or terminate telephone transfer privileges.

  Transfers During the Accumulation Phase

   You can make 20 transfers every year during the accumulation phase without charge. We measure a year from the anniversary of the day we issued your contract. You can make a transfer to or from the Fixed Account and to or from any investment portfolio. If you make more than 20 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer. The following apply to any transfer during the accumulation phase:

      1. The minimum amount that you can transfer from the investment portfolios or Fixed Account I is $250 or your entire interest in the investment portfolio or Fixed Account I, if less.

      2. We reserve the right to restrict the maximum amount that you can transfer from the Fixed Account option to 25% of the amount in Fixed Account I or the amount transferred out of Fixed Account I in the prior contract year. Currently, RBC is waiving this restriction. This requirement is waived if the transfer is part of the Dollar Cost Averaging, Asset Allocation or Asset Rebalancing options. This requirement is also waived if the transfer is to switch your contract to the income phase.

      3. At our discretion, we may refuse transfers to Fixed Account I if the total value of Fixed Account I is greater than or equal to 30% of the value of your contract at the time of the transfer. We also reserve the right to refuse transfers into the Fixed Account if the interest rate to be credited to the amount transferred is equal to the minimum guaranteed interest rate for the Fixed Account.

      4. The minimum amount that must remain in any investment portfolio after a transfer is $1,000. The minimum amount that must remain in Fixed Account I after a transfer is $1,000. If less than $1,000 remains in any investment portfolio or Fixed Account I after a transfer, the entire amount in the account will be transferred.

      5. You may not make a transfer until after the end of the free look period.

      6. We reserve the right to restrict the number of transfers per year and to restrict transfers made on consecutive business days. Your right to make transfers may be modified if we determine, in our sole opinion, that the exercise of the transfer right by one or more owners is, or would be, harmful to other owners.

  Transfers During the Income Phase

   Each year, during the income phase, you can make 4 transfers between the investment portfolio(s) without charge. We measure a year from the anniversary of the day we issued your contract. You can also make 4 transfers each contract year from the investment portfolios to the general account. You may not make a transfer from the general account to the investment portfolios. These 4 transfers each contract year during the income phase are free. If you make more than 4 transfers in a year during the income phase, a transfer fee of $25 per transfer (after the 4 free) will be charged.

     Market Timing/Disruptive Transfers. Some investors try to profit from various short-term or frequent trading strategies ("Excessive Trading Activity") commonly known as market timing. None of the portfolios that are investment portfolios for the contract are designed for short-term investing. Such activity may increase portfolio transaction costs, hurt performance and be disruptive to management of a portfolio (affecting an advisor's or sub-advisor's ability to effectively manage a portfolio in accordance with its investment objective and policies). RBC has adopted policies and implemented procedures to detect and deter market timing activities. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the contract. Excessive trading activity is measured by the number of roundtrip transactions in a contract owner's contract. A roundtrip transaction occurs when a contract owner buys and then sells shares of the same fund within 30 days.

     Therefore, in an attempt to detect disruptive market timing activities, the following will apply for all requested fund transfers:

- Transfers are limited to two roundtrip transactions in the same fund within any rolling 90-day period, subject to an overall limit of 4 roundtrip transactions per fund family over a rolling 12 month period.

- Owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional fund transfers of the fund for 85 days.

- Owners with 4 or more roundtrip transactions in multiple funds within a fund family within a rolling 90-day period will be blocked from making additional transfers from funds within the fund family for 85 days.

- Any roundtrip transaction within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for another 85 day period.

     We will periodically review all transfer activity to monitor certain factors, including, but not limited to:

-    Frequency of transfers in a defined period (see above)

-    Dollar amount of transfers (in proportion to contract size)

-    Grouping of transfers by third party (e.g., agent)

- Investment objectives of the particular sub-account involved in the transfer(s)

- Whether a transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

     We will also communicate with the underlying fund(s), as necessary and appropriate, to determine whether transfer activity is harmful/disruptive to the fund.

     If market timing activity is determined to have occurred, we will:

- Notify contract owners, broker-dealers and representatives that RBC has determined certain transfers to be impermissible short-term trading.

- Inform the contract owner and agent that all transfers going forward are required to be made by written request via U.S. mail ("snail mail"), in accordance with rights reserved in the applicable contract.

- Inform the administrator when a contract owner, broker-dealer, or representative has made transfers that appear to be violative of our policy against market timing and place them on a "watch list" to monitor future transfer activity. We must approve any transfers that are attempted by someone who is on the "watch list" prior to the execution of such transfers.

- Terminate representative appointments for purposes of issuing future business once RBC determines a representative has purposefully and intentionally placed market timing business with us. Representatives will be identified and terminated based on a quantifiable standard that is applied uniformly.

- Any new application that matches specific criteria (e.g., agent name or TIN, or owner name or SSN) will be pended for review prior to issuance.

Exception to Procedures

     We apply these policies and procedures uniformly and without exception, waiver, or special arrangement (except as noted below). However, we will not apply these policies and procedures in times of national emergency and/or market volatility.

     The following transactions will not be counted toward the roundtrip limit or the number of free transfers you are allowed to take each contract year.

- Transfers pursuant to automatic programs: asset allocation program, dollar cost averaging option, and asset rebalancing option;

-    Transactions of $1,000 or less; and

-    Transactions initiated by a plan sponsor.

     The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures that RBC has adopted. Further, the underlying funds may also impose redemption fees on certain exchanges. Contract owners and other persons with interests in the contracts should be aware that RBC may not have the contractual obligation to apply the frequent trading policies and procedures of the underlying funds.

     Our market timing policies and procedures apply only to individuals and entities that own this contract. However, the underlying funds are available for use with many different variable annuity contracts, variable life insurance policies and, in the case of certain funds, directly by certain qualified retirement plans. Some of these contracts, policies and plans may have less restrictive transfer rules or no transfer restrictions at all. We do not know the effectiveness of any policies and procedures used by other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the underlying funds could incur higher expenses which may result in lower performance if undetected abusive trading practices occur.

     In addition, contract owners and other persons with interests in the contracts should be aware that some underlying funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the underlying funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the underlying funds (and thus contract owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the underlying funds.

     Upon request by an underlying fund, and subject to applicable law, we may provide the underlying fund with the tax identification number or social security number, and other identifying information contained in our records, of contract owners that engaged in sub-account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying fund and the amount and dates of such purchases, redemptions, transfers and exchanges. In some cases, we do not have the tax identification number or other identifying information requested by the fund in our records. In those cases, we rely on the contract owner to provide the information. If the contract owner does not provide the information, we may be directed by the fund to restrict the contract owner from further purchases of fund shares. Such information would be provided to the fund in accordance with policies established by the fund to prevent market timing in the fund.

     In addition to reserving the right to modify or terminate the transfer privilege at any time, we also reserve the right to reject or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds. This would include an underlying fund's refusal or restriction on purchases or redemptions of its shares as a result of the underlying fund's own policies and procedures on market timing activities. You should read the prospectuses of the underlying funds for more details.

     We cannot guarantee that the funds will not be harmed by transfer activity. No assurance can be given that any or all possible forms of potentially harmful transfer activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified.

Dollar Cost Averaging Option

     The Dollar Cost Averaging Option (DCA) allows you to systematically transfer a set amount each month from the Money Market Portfolio, Fixed Account I or any other investment portfolio we designate to any of the other investment portfolio(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

     The minimum amount that can be transferred each month is $250. The value of your contract must be at least $10,000 in order to participate in Dollar Cost Averaging.

     All Dollar Cost Averaging transfers will be made on the 15th day of the month unless otherwise designated. Dollar Cost Averaging transfers may not be made on the 29th, 30th or 31st of any month. If any designated day is not a business day, then the transfer will be made the next business day. You must participate in Dollar Cost Averaging for at least 6 or 12 months, depending upon the program you selected.

     If you participate in Dollar Cost Averaging, the transfers made under this option are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the Dollar Cost Averaging Option.

     No Automatic Withdrawals and Minimum Distributions will be allowed if you are participating in Dollar Cost Averaging.

     Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Dollar Cost Averaging involves continuous investment in the selected investment portfolio(s) regardless of fluctuating price levels of the investment portfolio(s). You should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

Asset Rebalancing Option

     We make available to the broker-dealers who sell our contracts materials that they can use to assist them in making recommendations as to investment choices within our contracts. These materials will help you and your representative determine your risk tolerance and the types of funds that match that level of risk.

     Once your money has been allocated among the investment portfolios, the performance of each portfolio may cause your allocation to shift. If the value of your contract is at least $10,000, you can direct us to automatically rebalance your contract monthly, quarterly, semi-annually or annually to return to your original percentage allocations by selecting our Asset Rebalancing Option.

     The program will ignore any new purchase payments or transfers allocated to portfolios other than the original (or most current) rebalancing portfolio allocations. You may change your allocations to incorporate new purchase payments or transfers by contacting the Service Center.

     The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless otherwise designated, other than the 29th, 30th or 31st of any month. If any designated day is not a business day, then the transfer will be made the next business day. The Fixed Account option is not part of asset rebalancing. Currently, there is no charge for participating in the Asset Rebalancing Option.

     If you participate in the Asset Rebalancing Option, the transfers made under the program are not taken into account in determining any transfer fee.

Example:

     Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Fidelity VIP Investment Grade Bond Portfolio and 60% to be in the Mid-Cap Value Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Fidelity VIP Investment Grade Bond Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, RBC would sell some of your units in the Fidelity VIP Investment Grade Bond Portfolio to bring its value back to 40% and use the money to buy more units in the Mid-Cap Value Portfolio to increase those holdings to 60%.

Asset Allocation Option

     RBC recognizes the value to certain owners of having available, on a continuous basis, advice for the allocation of your money among the investment options available under the contract.

     Even though we may allow the use of approved Asset Allocation Programs, the contract was not designed for professional market timing organizations. Repeated patterns of frequent transfers may be disruptive to the operations of the investment portfolios, and should we become aware of such disruptive practices, we may modify the transfer provisions of the contract. See "Market Timing/Disruptive Transfers."

     If you participate in an approved Asset Allocation Program, the transfers made under the program will not be taken into account in determining any transfer fee. Currently, RBC does not charge for participating in an Asset Allocation Program.

Interest Sweep Program

     This program allows you to automatically move the interest earned in Fixed Account I into another investment portfolio(s) on a monthly or quarterly basis. Please note that amounts allocated into the DCA option are excluded from this program. Transfers will be made on the 15th day of the month or any other day you designate, other than the 29th, 30th, or 31st of any month. If any designated day is not a business day, the transfer will be made on the next business day.

5. EXPENSES

     There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

Coverage Charge

     Each day, RBC makes a deduction for its coverage charge. We do this as part of our calculation of the value of the accumulation units and the annuity units. The amount of the charge depends upon whether you elect the Plus 70/50 Death Benefit Option Rider and whether you invest in the portfolios of Vanguard Variable Insurance Fund.

     The chart below tells you the amount, on an annual basis, of the coverage charge for your contract. It is a percentage of the average daily value of the contract invested in an investment portfolio.

     Mortality and Expense Risk Fee................................................. 1.55%
     Administrative Fee............................................................. 0.20%
     Plus 70/50 Optional Death Benefit Rider Fee.................................... 0.25%
     Fund Facilitation Fee (contract value in Vanguard Variable Insurance Fund only) 0.20%


     In certain states, the Plus 70/50 Optional Death Benefit Rider may not be available. Check with your registered representative regarding availability.

     This charge is for all the insurance benefits, e.g., guarantee of annuity rates, the death benefit, and for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. This charge is also for administrative expenses, including preparation of the contract, confirmations, annual statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees and computer and system costs and certain distribution expenses. The Fund Facilitation Fee is for certain fund servicing functions we perform.

Contract Maintenance Charge

     During the accumulation phase, every year on the anniversary of the date when your contract was issued, we deduct $35 from your contract as a contract maintenance charge. RBC will waive this charge if the value of your contract is $100,000 or more on the contract anniversary. If you own more than one RBC variable contract, we will determine the total value of all your variable contracts. If the total value of all your RBC variable contracts is more than $100,000, we will not assess the contract maintenance charge. We may, at some time in the future, discontinue this practice and deduct the charge. If you make a complete withdrawal from your contract, the charge will also be deducted. A pro-rata portion of the charge will be deducted if the annuity date is other than an anniversary. This charge is for administrative expenses. If the owner is a non-natural person (e.g., a corporation), we will look to the annuitant to determine this information.

     After the annuity date, the charge will be collected monthly out of each annuity payment regardless of the size of the contract.


Withdrawal Charge

     During the accumulation phase, you can make withdrawals from your contract, subject to a withdrawal charge which is equal to a percentage of the purchase payment withdrawn.

     RBC keeps track of each purchase payment. The withdrawal charge is equal to:

                         Contract Years From Withdrawal
                         Date of Purchase Payment Charge
                           ------------------------ ----------
                                1..................     7%
                                2..................     7%
                                3..................     6%
                                4..................     5%
                                5 and thereafter....    0%

     After RBC has had a purchase payment for 4 years, there is no charge when you withdraw that purchase payment. For purposes of the withdrawal charge, RBC treats withdrawals as coming from the oldest purchase payment first. When the withdrawal is for only part of the value of your contract, the withdrawal charge is deducted from the remaining value in your contract. No withdrawal charge is assessed on amounts deducted to pay the withdrawal charge on a partial withdrawal.

     The withdrawal charge compensates us for expenses associated with selling the contract. Commissions will be paid to broker-dealers who sell the contracts. In no event are commissions deducted from your purchase payment or contract value. Rather, RBC pays commissions to the selling broker-dealer. For a further discussion, see "Distributor" on page ___.

Free Withdrawal Amount

     The first 10% of Remaining Purchase Payments withdrawn (free withdrawal amount) is not subject to the withdrawal charge unless you have already made another withdrawal during that same contract year. Remaining Purchase Payments prior to a partial withdrawal are equal to total purchase payments less previous withdrawals, including withdrawal charges. A withdrawal charge will be assessed against each Remaining Purchase Payment withdrawn in excess of the free withdrawal amount and will result in a reduction in remaining contract value. The withdrawal charge, and the free withdrawal amount are calculated at the time of each withdrawal. Withdrawals are made from the oldest Remaining Purchase Payments first.

     RBC does not assess the withdrawal charge on any amounts paid out as death benefits or as annuity payments if a life annuity option or another option with an annuity payment period of more than 5 years is selected.

Additional Withdrawal Option (Opt Out Provision)

     If, during the first 30 days of the 3rd contract year, you surrender all of the contract value, applicable withdrawal charges for the surrender will be waived. You may elect this option at any time before the 3rd contract year, but the surrender must be effective within the first 30 days of the 3rd contract year.

     Your request for surrender must be received at the Service Center no later than the 30th day of the 3rd contract year and must state the effective date of the surrender. The date you select for the surrender date must be within the first 30 days of the 3rd contract year. The contract value will be calculated on the date the surrender is actually processed.

     You can revoke your request anytime prior to the requested date of this surrender. This option is not available for a Section 1035 exchange, direct rollover or direct transfer to another annuity contract.

Income taxes and tax penalties may apply to any withdrawal you make.

     NOTE: For tax purposes, withdrawals are considered to have come from the last money into the contract. Thus, for tax purposes, earnings are considered to come out first.

Waiver of Withdrawal Charge Benefits (Life Liquidity Benefit)

     Under certain circumstances, after the first year, RBC will allow you to take your money out of the contract without deducting the withdrawal charge:

           1. if you become confined to a long-term care facility, nursing facility or hospital for at least 90 consecutive days;

           2. if you become totally disabled for at least 90 days;

           3. if you become terminally ill (which means that you are not expected to live more than 12 months);

           4. if you are involuntarily unemployed for at least 90 consecutive days; or

           5. if you get divorced.

     These benefits may not be available in your state.

     Withdrawal  charges are not  assessed  against  withdrawals  made under the
Additional Withdrawal Option, Required Minimum Withdrawal Option or the Substantially Equal Periodic Payment Withdrawal Option. (See Section 7. Access to Your Money.)

Reduction or Elimination of the Withdrawal Charge

     RBC will reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances that reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with RBC. We will not deduct a withdrawal charge under a contract issued to an officer, director or employee of RBC or any of its affiliates.

Premium Taxes

     Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. RBC is responsible for the payment of these taxes and will make a deduction from the value of the contract for them. For those states that assess premium taxes upon receipt of purchase payments, premium taxes will be deducted upon surrender of the contract, annuitization or payment of death benefits. For all other states, premium taxes will be assessed against and deducted from the contract value used to provide benefits upon annuitization. Premium taxes generally range from 0% to 4%, depending on the state.

Transfer Fee

     You can make 20 free transfers every year during the accumulation phase and 4 free transfers every year during the income phase. We measure a year from the day we issue your contract. If you make more than 20 transfers a year during the accumulation phase or more than 4 transfers a year during the income phase, we will deduct a transfer fee of $25. The transfer fee is deducted from the amount that is transferred. The transfer fee is for expenses in connection with transfers.

     If the transfer is part of the Dollar Cost Averaging Option, the Asset Rebalancing Option or an approved Asset Allocation Program, it will not count in determining the transfer fee.


Income Taxes

     RBC will deduct from the contract for any income taxes that it incurs because of the contract. At the present time, we are not making any such deductions.

Investment Portfolio Expenses

     There are deductions from and expenses paid out of the assets of the various investment portfolios, which are described in the fund prospectuses. Fees and expenses of the funds are not fixed or specified under the terms of the contract and may vary from year to year. These fees and expenses differ for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any investment portfolio you select.

6.  TAXES

     NOTE: The Company has prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances. The Company has included in the Statement of Additional Information (SAI) an additional discussion regarding taxes.

Annuity Contracts In General

     Annuity contracts are a means of setting aside money for future needs-usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (the
Code) for annuities.

     Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of contract (qualified or non-qualified, see the following sections).

     You, as the owner, will not be taxed on increases in the value of your contract until a distribution occurs-either as a withdrawal or as annuity payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and will not be taxed. The remaining portion of the annuity payment will be treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includible in income.

     When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes resulting in the earnings on the money held in the contract to be taxed currently to such owner.

Qualified and Non-Qualified Contracts

     If you purchase the contract as an individual and not as an Individual Retirement Annuity (IRA) or Tax-Sheltered Annuity (TSA), your contract is referred to as a non-qualified contract.

     If you purchase the contract as an IRA or a Tax-Sheltered Annuity (sometimes referred to as a 403(b) contract), your contract is referred to as a qualified contract.

     A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that make it an important investment for a qualified plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a qualified contract.

Withdrawals-Non-Qualified Contracts

     If you make a withdrawal from your non-qualified contract, the Code treats such a withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includible in income.

     The Code also provides that any amount received under an annuity contract, which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

           1. paid on or after the taxpayer reaches age 59 1/2;

           2. paid after you die;

           3. paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

           4. paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

           5. paid under an immediate annuity; or

           6. which come from purchase payments made prior to August 14, 1982.

     With respect to 4 above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

Partial 1035 Exchanges

     Section 1035 of the Code provides that a non-qualified annuity contract may be exchanged in a tax-free transaction for another annuity contract. The Internal Revenue Service (IRS) has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. However, the IRS has expressed concern that partial exchanges could be used to avoid tax that would otherwise be imposed on withdrawals from an annuity contract.

     In 2003, the IRS indicated that pending final rules, it will consider all the facts and circumstances to determine whether a partial exchange and a subsequent withdrawal from either of the annuity contracts within 24 months of the date of the partial exchange should result in the contracts being treated as a single contract for purposes of determining the tax treatment of the withdrawal. An owner may avoid this result by demonstrating that a life event such as disability, divorce or unemployment occurred between the partial exchange and the withdrawal and that the withdrawal was not contemplated at the time of the partial exchange.

     On March 13, 2008, the IRS issued a Revenue Procedure which supersedes the previously issued guidance for partial exchanges completed on or after June 30, 2008. This Revenue Procedure provides that a properly executed partial exchange will be treated as a tax-free exchange under Section 1035 of the Code if no amounts are withdrawn from either of the contracts within 12 months after the date when the transfer was made to purchase the new contract received in the exchange. In the event of a withdrawal within the 12 month period, the partial exchange will still be treated as a tax-free exchange, if the owner demonstrates that one of the designated conditions of Code Section 72 (q)(2) as listed below, or a similar life event (such as divorce or loss of employment), occurred between the date of the transfer to purchase the new contract and the date of the withdrawal. The designated conditions are:

     1. distributions made on or after the owner attains age 59 1/2;

     2. distributions made on or after the death of the owner;

     3. distributions attributable to the owner's becoming disabled;

     4. certain distributions related to qualified contracts;

     5. distributions allocable to an investment in the contract before August 14, 1982; and

     6. certain distributions related to a structured settlement contract.

     In the event the partial exchange does not meet the requirements to be treated as a tax-free exchange, then the exchange transaction will be treated as a taxable partial withdrawal from the original contract and a purchase of the second contract with the withdrawal proceeds. Owners should consult their own tax advisors prior to entering into a partial exchange of an annuity contract and prior to making a withdrawal within 12 months of a partial exchange.

Withdrawals-Qualified Contracts

     If you make a withdrawal from your qualified contract, a portion of the withdrawal is treated as taxable income. This portion depends on the ratio of pre-tax purchase payments to the after-tax purchase payments in your contract. If all of your purchase payments were made with pre-tax money, then the full amount of any withdrawal is includible in taxable income. Special rules may apply to withdrawals from certain types of qualified contracts.

     The Code also provides that any amount received under a qualified contract, which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

           1. paid on or after you reach age 59 1/2;

           2. paid after you die;

           3. paid if you become totally disabled (as that term is defined in the Code);

           4. paid to you after leaving your employment in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

           5. paid to you after you have left your employment, after attaining age 55 (age 50 for public safety employees in certain governmental plans);

           6. paid for certain allowable medical expenses (as defined in the Code);

           7. paid pursuant to a qualified domestic relations order;

           8. paid on account of an IRS levy upon the qualified contract;

           9. paid from an IRA for medical insurance (as defined in the Code);

           10. paid from an IRA for qualified higher education expenses;

           11. paid from an IRA up to $10,000 for qualified first time homebuyer expenses (as defined in the Code); or

           12. paid as a qualified reservist distribution as defined in the Code.

     The exceptions in 5 and 7 above do not apply to IRAs. The exception in 4 above applies to IRAs but without the requirement of leaving employment.

     With respect to 4 above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

     We have provided a more complete discussion in the Statement of Additional Information (SAI).

Withdrawals-Tax-Sheltered Annuities

     The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement by owners from Tax-Sheltered Annuities.

     Withdrawals can only be made under the following circumstances:

           1. when an owner reaches age 59 1/2;

           2. when an owner has a severance from employment;

           3. when an owner dies;

           4. when an owner becomes disabled (as that term is defined in the Code);

           5. when an amount is paid as a qualified reservist distribution as defined in the Code; or

           6. in the case of hardship. Hardship withdrawals are limited to purchase payments and cannot include any earnings.

     These withdrawal limitations only apply to earnings and salary reduction contributions made after December 31, 1988.

     We do not allow loans from Tax-Sheltered Annuity contracts.

Taxation of Death Benefits

     Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

     Certain death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

     Certain death benefits available for use with a qualified contract may be considered by the IRS as "incidental death benefits." The Code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if the death benefits selected by you are considered to exceed such limits, the provision of such death benefits could result in currently taxable income to the owners of the qualified contracts.

     Furthermore, the Code provides that the assets of an IRA (including Roth
IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The contract offers death benefits that may exceed the greater of purchase payments or account (contract) value. If these death benefits are determined by the IRS as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs), which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes.

     You should consult your tax advisor regarding these features and benefits prior to purchasing a contract or adding an additional death benefit to your contract.

Multiple Contracts

     The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax advisor prior to purchasing more than one non-qualified annuity contract in any calendar year.

Tax Treatment of Assignments

     Any transfer, assignment or pledge of a contract may be a taxable event. You should therefore consult competent tax advisors should you wish to transfer, assign or pledge your contract.

     If a contract is issued for use under a qualified plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

Diversification and Owner Control

     The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. RBC believes that the investment portfolios are being managed so as to comply with the requirements.

     Neither the Code nor the IRS Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not RBC, would be considered the owner of the shares of the investment portfolios. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of RBC and the manager of the underlying investments, no arrangement may exist between a contract owner and RBC regarding specific investments or investment objectives for the underlying investments and a contract owner may not communicate with the underlying investment manager or RBC regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It remains unclear to what extent under Federal tax law owners are permitted to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from without being considered the owner of the shares. If any guidance is provided, which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment portfolios.

     Due to the uncertainty in this area, RBC reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Required Distributions

     Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required distributions from a Roth IRA prior to the death of the owner.

     The Internal Revenue Service (IRS) has issued regulations regarding required minimum distributions from qualified plans. One of these regulations, which became effective January 1, 2006, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of certain other benefits under the contract, including some forms of additional death benefits.

     This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax advisor. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax advisor to determine that your distributions comply with these rules.

7. ACCESS TO YOUR MONEY

     You can have access to the money in your contract:

           1. by making a withdrawal (either a partial or a complete withdrawal);

           2. by electing to receive annuity payments; or

           3. when a death benefit is paid to your beneficiary.

     Withdrawals can only be made during the accumulation phase.

        When you make a complete withdrawal you will receive the value of the contract on the day you made the withdrawal:

       . less any applicable withdrawal charge,

       . less any premium tax, and

       . less any contract maintenance charge.

     (See Section 5. Expenses for a discussion of the charges.)

     Unless you instruct RBC otherwise, any partial withdrawal will be made pro-rata from all the investment portfolio(s) and the fixed account option you selected. You will be allowed only one partial withdrawal per contract year. Under most circumstances, the amount of any partial withdrawal must be for at least $500 (withdrawals made pursuant to the Automatic Withdrawal Program, Required Minimum Withdrawal Option and the Substantially Equal Periodic Payment Withdrawal Option are not subject to this minimum). RBC requires that after a partial withdrawal is made you keep at least $1,000 in any investment portfolio and $1,000 in Fixed Account I. RBC also requires that after a partial withdrawal is made you keep at least $10,000 in your contract. The amount of the partial withdrawal is taken pro-rata from all investment portfolios, unless you specifically request it from a certain investment portfolio(s). If your withdrawal request would cause the investment portfolio(s) to go below $1,000, RBC will ask you to select another investment portfolio(s) to withdraw the money from so the investment portfolios will maintain the $1,000 limit. Under the Required Minimum Withdrawal Option and the Substantially Equal Periodic Payment Withdrawal Option, the requirement to maintain $1,000 in each investment portfolio is not required. RBC reserves the right to terminate the contract if less than $10,000 remains in the contract after a partial withdrawal.

     We will pay the amount of any withdrawal from the investment portfolios within 7 days of a receipt in good order of your request unless the suspension or deferral of payments or transfers provision is in effect (see "Suspension of Payments or Transfers" below.) Use of a certified check to purchase the contract may expedite the payment of your withdrawal request if the withdrawal request is received soon after your payment by certified check.

     There are limits to the amount you can withdraw from a TSA contract. For a more complete explanation, see the discussion in Section 6. Taxes and the discussion in the Statement of Additional Information (SAI).

     Income taxes and tax penalties may apply to any withdrawal you make.

Additional Withdrawal Option (Opt Out Provision)

     Under this option you have the ability to surrender all of the contract value during the first 30 days of the third contract year without incurring a withdrawal charge. This option must be elected before the third contract year and the effective date of the surrender must be within the first 30 days of the third contract year. This option is not available for a Section 1035 exchange, direct rollover or direct transfer to another annuity contract.

     Income taxes and tax penalties may apply to any withdrawal you make.

Automatic Withdrawal Program

     The Automatic Withdrawal Program provides periodic payments to you. Each payment must be for at least $100. You may elect to have payments made monthly, quarterly, semi-annually or annually. The first 10% of the Remaining Purchase Payments as of the beginning of the contract year is not subject to the withdrawal charge. A withdrawal charge will be applied to any withdrawals in excess of the first 10% withdrawn and will result in a reduction in remaining contract value. If you use this program, you may not make any other withdrawals (including a partial withdrawal). For a discussion of the withdrawal charge and the 10% free withdrawal, see Section 5. Expenses.

     All Automatic Withdrawals will be made on the 15th day of the month unless otherwise designated, other than the 29th, 30th or 31st of any month. If any designated day is not a business day then the payment will be the next business day. You must remain in the program for a minimum of 6 months. All distributions will be by electronic fund transfer.

     If you have made a partial withdrawal prior to electing this option, the Automatic Withdrawal Program will not take effect until the next contract year.

     No other withdrawal option or Dollar Cost Averaging transfers will be allowed if you are participating in the Automatic Withdrawal Program.

     Income taxes and tax penalties may apply to automatic withdrawals.

Required Minimum Withdrawal Option

     If you own an IRA or a TSA contract, you may elect the Required Minimum Withdrawal Option. Under this Option, RBC will make payments to you from your contract that are designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for qualified plans. RBC will make payments to you periodically (currently, monthly, quarterly, semi-annually or annually). The payments will not be subject to the withdrawal charge.

     The IRS has issued regulations regarding required minimum distributions from qualified plans. One of these regulations, which became effective January 1, 2006, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of certain other benefits under the contract, including some forms of additional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax advisor to determine that your distributions comply with these rules.

     No Dollar Cost Averaging transfers or other withdrawal option will be allowed if you are participating in the Required Minimum Withdrawal Option.

     There is no guarantee that you will not outlive payments which are scheduled to be made for your life expectancy.

     Income taxes will apply to Required Minimum Withdrawals.

Substantially Equal Periodic Payment Withdrawal Option

     Under the option, periodic withdrawals are made for your life or life expectancy or the joint life or life expectancies of you and your designated beneficiary. These scheduled periodic withdrawals are intended to qualify for an exception to the 10% penalty on distributions before age 59 1/2 under Code Sections 72(q) and 72(t). (See Section 6. Taxes-Withdrawals-Non-Qualified Contracts; Withdrawals-Qualified Contracts.)

     Withdrawals under this option will not be subject to a withdrawal charge. No other withdrawal options may be elected while the option is in effect. Once withdrawals have started, you cannot make any additional payments to the contract.

     There is no guarantee that you will not outlive payments which are scheduled to be made for your life expectancy.

Suspension of Payments or Transfers

     RBC may be required to suspend or postpone payments from the investment portfolios for withdrawals or transfers for any period when:

           1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

           2. trading on the New York Stock Exchange is restricted;

           3. an emergency exists as a result of which disposal of shares of the investment portfolios is not reasonably practicable or RBC cannot reasonably value the shares of the investment portfolios;

           4. during any other period when the Securities and Exchange Commission (SEC), by order, so permits for the protection of owners.

     RBC has reserved the right to defer payment for a withdrawal or transfer from the Fixed Account for the period permitted by law but not for more than 6 months.

8. PERFORMANCE

     RBC may periodically advertise performance of the various investment portfolios. RBC will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period.

     Any advertisement will include average annual total return figures that will reflect the deduction of the coverage charge, contract maintenance charges, and withdrawal charges, as well as the fees and expenses of the investment portfolios. We may also advertise non-standard performance that reflects the deduction of the coverage charge and the fees and expenses of the investment portfolios but does not reflect the deduction of any applicable contract maintenance charge and withdrawal charge. The deduction of any applicable contract maintenance charge and withdrawal charges would reduce the percentage increase or make greater any percentage decrease. RBC may also advertise the historical performance of certain investment portfolios whose inception dates precede the date the accumulation units of your contract invested in the portfolio.

     RBC may advertise yield information. If it does, it will provide you with information regarding how yield is calculated.

     RBC may, from time to time, include in its advertising and sales materials, tax-deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

     More detailed information regarding how performance is calculated is found in the Statement of Additional Information (SAI).

     Future performance will vary and the results shown are not necessarily representative of future results.

9. DEATH BENEFIT

Upon Your Death

     If you die during the accumulation phase, RBC will pay a death benefit to your beneficiary (see below). If you have a joint owner, the death benefit will be paid when the first of you dies. The surviving joint owner will be treated as the beneficiary.

Annual Stepped-Up Death Benefit

     The amount of the death benefit depends on how old you are on the day we issue your contract. If RBC issues your contract prior to your 81st birthday, the death benefit will be the greater of 1 or 2, where:

           1. is the contract value on the Death Benefit Date; and

           2. is the death benefit reset amount described below after adjustments for purchase payments, partial withdrawals, and any charges made since the last reset date.

     However, in no case will the death benefit be less than the Total Adjusted Purchase Payments.

     The first "death benefit reset amount" is equal to the initial purchase payment. The death benefit reset amount is then re-determined on the last day of each contract year prior to your 81st birthday. On these determination dates, the death benefit reset amount is set to be the greater of:

           1. the prior year's death benefit reset amount after adjustments for purchase payments, partial withdrawals and any charges made in the past year; or

           2. the contract value.

     The Death Benefit Date is the date due proof of death and request for payment are received by us.

     Total Adjusted Purchase Payments are the total purchase payments adjusted to reflect partial withdrawals. On the issue date of the contract, the Total Adjusted Purchase Payments are equal to the initial purchase payment. The Total Adjusted Purchase Payments prior to a partial withdrawal are equal to the Total Adjusted Purchase Payments after the most recent partial withdrawal, or the issue date if there have been no partial withdrawals, plus any purchase payments made since the last partial withdrawal.

     The adjustment to the death benefit reset amount and the Total Adjusted Purchase Payments for withdrawals is pro-rata. This means that the value after a withdrawal is equal to the value prior to the withdrawal, multiplied by the contract value after the withdrawal, divided by the contract value prior to the withdrawal.

     If the owner's age at issue is 81 through 85, the death benefit will be the greater of contract value or Total Adjusted Purchase Payments.

     If the owner's age at issue is 86 or older, the amount of the death benefit will be the contract value.

     In the event that your spouse elects to continue the contract in his or her name, in accordance with the death benefit options, we will not pay a death benefit. However, the contract value will equal the amount of the death benefit as provided above. The amount of any future death benefit will be determined as provided above.

     If the ownership of the contract is changed, except where the contract is being continued by your surviving spouse, the death benefit amount will be determined as above. However, Total Adjusted Purchase Payments will be equal to the contract value on the effective date of the change of owner, adjusted for purchase payments and partial withdrawals made since the change. Death benefits will be determined based on the age of the new owner as of the date of the change.

     If the owner is a non-natural person, the age of the annuitant will be used to determine any death benefits.

     If there are joint owners, death benefits will be based on the age of the oldest joint owner.

     The death benefit amount in the Separate Account remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risk. This risk is borne by the beneficiary.

     Appendix D to this prospectus contains examples of how the Annual Stepped-Up Death Benefit is calculated.

     Plus 70/50 Optional Death Benefit Rider (Plus 70/50 Benefit)

     At the time you purchase your contract, you can elect the Plus 70/50 Optional Death Benefit Rider. This Rider may not be available in your state (check with your registered representative regarding the availability of this Rider).


     Under this Rider an additional death benefit will be paid equal to:

           1. 70% of the excess, if any, of the Additional Death Benefit Ending Value over the Additional Death Benefit Base Value for owners age 69 or younger on the date the contract was issued, or

           2. 50% of the excess, if any, of the Additional Death Benefit Ending Value over the Additional Death Benefit Base Value for owners ages 70 to 75 on the date the contract was issued.

     The excess of the Additional Death Benefit Ending Value over the Additional Death Benefit Base Value may not exceed:

           1. 70% of the Total Adjusted Purchase Payments, less purchase payments made during the 12 months prior to the Death Benefit Date, except for purchase payments made during the first contract year, for owners age 69 or younger on the date the contract was issued, or

           2. 50% of the Total Adjusted Purchase Payments, less purchase payments made during the 12 months prior to the Death Benefit Date, except for purchase payments made during the first contract year, for owners age 70-75 on the date the contract was issued.

     Additional Death Benefit Base Value is equal to the Total Adjusted Purchase Payments. For the surviving spouse who elects to continue the contract, Total Adjusted Purchase Payments are equal to the contract value on the date of continuation, adjusted to reflect purchase payments and partial withdrawals made since the date of continuation.

     Additional Death Benefit Ending Value is the lesser of:

           1. the contract value on the Death Benefit Date; and

           2. the contract value on the deceased owner's 81st birthday, if the Death Benefit Date is subsequent to the deceased owner's 81st birthday.

     Total Adjusted Purchase Payments are the total purchase payments adjusted to reflect partial withdrawals. Partial withdrawals will be reflected on a pro-rata basis. That is, the amount of Total Adjusted Purchase Payments after a partial withdrawal is equal to the Total Adjusted Purchase Payments before the withdrawal, multiplied by the contract value after the withdrawal, divided by the contract value before the withdrawal.

     If the owner of this contract is changed, death benefits under this Rider will be determined based on the age of the new owner, as of the date of the change.

     In the event that your spouse elects to continue the contract, the amount of the additional death benefit provided above will be added to the contract value. Provisions of the rider will continue as if your spouse had purchased the contract on the date of continuation, with the initial purchase payment equal to the contract value, including the additional death benefit, on that date. For purposes of calculating future death benefits, your spouse's age on the date of continuation will be used.

     If this contract is owned by joint owners, age is based on the age of the oldest joint owner. If the owner is a non-natural person, age is based on the age of the annuitant.

     If you select the Plus 70/50 Benefit, the coverage charge for your contract will be higher than it would have been without this benefit.

     You will not receive any benefit under the Plus 70/50 Benefit if there is no gain under your contract when the death benefit is calculated.

     This Rider is irrevocable.

     Appendix D to this prospectus also contains examples of how the Plus 70/50 Benefit is calculated.

     The Plus 70/50 Benefit is available for use with non-qualified contracts, with IRA contracts (including SEPs, transfers and rollovers) and TSA contracts. This feature is not available for use with Roth IRA contracts.

Payment of Death Benefits

     Upon the death of an owner during the accumulation phase, the entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payment must begin within one year of the date of death. If the beneficiary is the spouse of the owner, he/she can continue the contract in his/her own name. Unless the Internal Revenue Code provides otherwise, a spousal beneficiary may only continue the contract one time. Payment to the beneficiary (other than a lump sum) may only be elected during the 60-day period beginning with the date we receive proof of death. If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days.

     If you or any joint owner dies during the income phase, any remaining payments under the annuity option chosen will continue at least as rapidly as under the method of distribution in effect at the time of death. If you die during the income phase, the beneficiary becomes the owner.

     See Section 6. Taxes-Taxation of Death Benefits regarding the tax treatment of death proceeds.

Death of Annuitant

     If the annuitant, who is not an owner, dies during the accumulation phase, the owner or the youngest joint owner will become the annuitant, unless another annuitant is designated. However, if the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

     Upon the death of the annuitant during the income phase, the death benefit, if any, will be as provided for in the annuity option selected. The death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

Civil Unions and Domestic Partnerships

     Certain states treat individuals in civil unions or domestic partnerships as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Accordingly, the administration of spousal rights and the related tax reporting for the contract will be done in a manner consistent with federal tax law requirements. If you have entered into a civil union or domestic partnership, you should consult with your tax advisor to determine how spousal rights may be affected under your contract.


10. OTHER INFORMATION

The Company

     Liberty Life Insurance Company (referred to as "RBC," "RBC Insurance(R)," the "Company," or "us," "our," "we"), P.O. Box 1389, Greenville, SC 29602-1389 was incorporated on July 1, 1909 under the laws of the state of Missouri and redomiciled in South Carolina as of December 31, 2003. On June 30, 2006, Business Men's Assurance Company of America merged with its affiliate, Liberty Life Insurance Company, and changed its name to Liberty Life Insurance Company. The merged company operates under a single brand name, RBC Insurance. The Company is the principal (wholly owned) U.S. subsidiary of Royal Bank of Canada
(RBC). RBC is Canada's largest bank as measured by assets and market capitalization and one of North America's leading diversified financial services companies. RBC provides personal and commercial banking, wealth management services, insurance, corporate and investment banking and transaction processing services on a global basis. Liberty Life Insurance Company is licensed to do business in the District of Columbia and all states except New York.

     The Company's obligations arising under the contracts are general obligations of the Company.

The Separate Account

     The Company has established a separate account, RBC Variable Annuity Account A (Separate Account), to hold the assets that underlie the contracts. The Board of Directors of the Company adopted a resolution to establish the Separate Account under Missouri insurance law on September 9, 1996. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into sub-accounts.

     The assets of the Separate Account are held in the Company's name on behalf of the Separate Account and legally belong to the Company. However, those assets that underlie the contract are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.

Distributor

     JBS Liberty Securities, Inc. (formerly known as JBS Investment Group, LLC) ("JBS"), 8320 University Executive Park Drive, Suite 110, Charlotte, NC 28262, acts as the distributor and principal underwriter of the contracts. Prior to May 1, 2007, Tamarack Distributors Inc. was the principal underwriter of the contracts. The offering is on a continuous basis. We anticipate continuing to offer the contract, but reserve the right to discontinue the offering. JBS is organized under the laws of the state of North Carolina and is a member of Financial Industry Regulatory Authority, Inc. (FINRA).

     JBS may offer the contracts directly to potential purchasers or through selling broker-dealers.

     Broker-dealers will be paid commissions of up to 6.5% of purchase payments in connection with the sale of the contracts. When we compensate a broker-dealer firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. We are not involved in determining the compensation of your representative. Sometimes, we may enter into an agreement with the broker-dealer to pay the broker-dealer commissions as a combination of a certain amount of the commission at the time of sale and a trail commission. We may, from time to time, pay promotional cash incentives that increase the amount of compensation.

     We may also provide financial and other types of support for educational, training and client seminars sponsored by the broker-dealer.

     Broker-dealers often enter into selling arrangements with a number of insurance companies to sell their variable annuity and variable life insurance contracts. These broker-dealers may classify or rank the contracts for their respective organizations on a system that is based on internal criteria that may include the level of financial and other types of support, compensation arrangements, quality of service, performance, type of contract and benefits thereunder. These classifications and rankings may influence the registered representatives in their recommendations and may present conflicts of interest.

     Contract owners should consult the prospectuses for the investment portfolios for information concerning compensation arrangements relating to the distribution of shares of the investment portfolios. Contract owners should consult with their broker-dealers with respect to compensation and revenue sharing arrangements involved in connection with the sale of the contracts.

     The Statement of Additional Information (SAI) contains additional information regarding the distributor and sales of the contracts.

Administration

     We have hired IBM Business Transformation Outsourcing Insurance Services Corporation ("administrator"), 2000 Wade Hampton Blvd., Greenville, SC 29615-1064, to perform certain administrative services regarding the contracts.

     The administrative services include issuance of the contracts and maintenance of contract records. Claims are handled jointly between RBC and the administrator.

Ownership

        Owner. You, as the owner of the contract, have all the rights under the contract. The owner is as designated at the time the contract is issued, unless changed. The beneficiary becomes the owner upon the death of the owner.

        Joint Owner. The contract can be owned by joint owners. Upon the death of either joint owner, the surviving owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary unless otherwise indicated.

Beneficiary

     The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

Assignment

     You can assign the contract at any time during your lifetime. RBC will not be bound by the assignment until it receives the written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. An assignment may be a taxable event.

     If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

     Legal Proceedings

     There are no material pending legal proceedings, other than ordinary routine litigation incidental to the Company's business, to which the Separate Account, JBS Liberty Securities, Inc. (the principal underwriter) or the Company is a party.

     Financial Statements

     The financial statements of the Company and the Separate Account have been included in the Statement of Additional Information (SAI).


                              Table of Contents of
                     The Statement of Additional Information

     Company
     Experts
     Legal Opinions
     Distributor
     Reduction or Elimination of Withdrawal Charge
     Calculation of Performance Data
     Federal Tax Status
     Annuity Provisions
     Mortality and Expense Guarantee
     Financial Statements

                                   APPENDIX A

                         CONDENSED FINANCIAL INFORMATION

        Accumulation Unit Value History-The following schedule includes accumulation unit values for the periods shown. This data has been extracted from the Separate Account's audited December 31, 2007 financial statements. This information should be read in conjunction with the Separate Account's financial statements and related notes that are included in the Statement of Additional Information.

        Sub-Accounts invested in the Vanguard Variable Insurance Fund portfolios are assessed an additional 0.20% coverage charge. This is reflected in the accumulation unit values shown below for these Sub-Accounts.

Contracts with 1.75% Coverage Charge
- ------------------------------------
                                                              Year          Year    Year or Period     Period
                                                              Ended         Ended        Ended          Ended
                                                           12/31/2007    12/31/2006   12/31/2005   12/31/2004(1)
                                                           ----------    ---------- -------------- -------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. HIGH YIELD SUB-ACCOUNT
   Unit value at beginning of period...................... $12.10         $11.12       $11.00        $10.00
   Unit value at end of period............................ $12.03         $12.10       $11.12        $11.00
   No. of ACCUMULATION UNITS outstanding at end of period.  3,251          1,772        1,554            17
 AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $13.40         $11.70       $10.00            --
   Unit value at end of period............................ $14.59         $13.40       $11.70            --
   No. of ACCUMULATION UNITS outstanding at end of period.  1,801            295           72             0
 AIM V.I. CORE EQUITY SUB-ACCOUNT(2)(3)
   Unit value at beginning of period...................... $12.39         $10.79       $10.00            --
   Unit value at end of period............................ $13.16         $12.39       $10.79            --
   No. of ACCUMULATION UNITS outstanding at end of period.  5,551          5,813           39             0
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)
 VP INCOME & GROWTH SUB-ACCOUNT
   Unit value at beginning of period...................... $12.97         $11.27       $10.95        $10.00
   Unit value at end of period............................ $12.74         $12.97       $11.27        $10.95
   No. of ACCUMULATION UNITS outstanding at end of period.  7,200          4,664        4,333            33
 VP VALUE SUB-ACCOUNT
   Unit value at beginning of period...................... $13.10         $11.23       $10.87        $10.00
   Unit value at end of period............................ $12.21         $13.10       $11.23        $10.87
   No. of ACCUMULATION UNITS outstanding at end of period. 11,554          4,744        1,420             0
 VP ULTRA(R) SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $10.48         $11.03       $10.00            --
   Unit value at end of period............................ $12.47         $10.48       $11.03            --
   No. of ACCUMULATION UNITS outstanding at end of period.    895            463            0             0
DREYFUS INVESTMENT PORTFOLIOS
 EMERGING LEADERS SUB-ACCOUNT(3)(7)
   Unit value at beginning of period...................... $12.11         $11.38       $10.00            --
   Unit value at end of period............................ $   --         $12.11       $11.38            --
   No. of ACCUMULATION UNITS outstanding at end of period.      0          1,876          885             0
 SMALL CAP STOCK INDEX SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.98         $11.54       $10.00            --
   Unit value at end of period............................ $12.67         $12.98       $11.54            --
   No. of ACCUMULATION UNITS outstanding at end of period.  1.903          1,719          226             0
DREYFUS STOCK INDEX FUND, INC. SUB-ACCOUNT
   Unit value at beginning of period...................... $12.59         $11.09       $10.76        $10.00
   Unit value at end of period............................ $13.02         $12.59       $11.09        $10.76
   No. of ACCUMULATION UNITS outstanding at end of period.  5,669          5,390        3,811         1,648
INVESTORS MARK SERIES FUND, INC.(5)
 MONEY MARKET SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $   --         $   --       $ 9.95        $10.00
   Unit value at end of period............................ $   --         $   --           --        $ 9.95
   No. of ACCUMULATION UNITS outstanding at end of period.      0          0            0             0
 INTERMEDIATE FIXED INCOME SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $   --         $   --       $10.40        $10.00
   Unit value at end of period............................ $   --         $   --           --        $10.40
   No. of ACCUMULATION UNITS outstanding at end of period.      0              0            0         7,929

Contracts with 1.75% Coverage Charge
- ------------------------------------
                                                              Year          Year    Year or Period     Period
                                                              Ended         Ended      Ended            Ended
                                                            12/31/2007    12/31/2006 12/31/2005      12/31/2004(1)
                                                            ----------    ---------- -------------- -------------
 GLOBAL FIXED INCOME SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $   --         $   --       $10.28        $10.00
   Unit value at end of period............................ $   --         $   --           --        $10.28
   No. of ACCUMULATION UNITS outstanding at end of period.      0              0            0           249
 MID CAP EQUITY SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $   --         $   --       $11.19        $10.00
   Unit value at end of period............................ $   --         $   --           --        $11.19
   No. of ACCUMULATION UNITS outstanding at end of period.      0              0            0             0
 SMALL CAP EQUITY SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $   --         $   --       $10.78        $10.00
   Unit value at end of period............................ $   --         $   --           --        $10.78
   No. of ACCUMULATION UNITS outstanding at end of period.      0              0            0             0
 LARGE CAP GROWTH SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $   --         $   --       $ 9.95        $10.00
   Unit value at end of period............................ $   --         $   --           --        $ 9.95
   No. of ACCUMULATION UNITS outstanding at end of period.      0              0            0             0
 LARGE CAP VALUE SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $   --         $   --       $11.33        $10.00
   Unit value at end of period............................ $   --         $   --           --        $11.33
   No. of ACCUMULATION UNITS outstanding at end of period.      0              0            0            16
 GROWTH & INCOME SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $   --         $   --       $11.01        $10.00
   Unit value at end of period............................ $   --         $   --           --        $11.01
   No. of ACCUMULATION UNITS outstanding at end of period.      0              0            0             0
 BALANCED SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $   --         $   --       $10.89        $10.00
   Unit value at end of period............................ $   --         $   --           --        $10.89
   No. of ACCUMULATION UNITS outstanding at end of period.      0              0            0         1,612
JANUS ASPEN SERIES
 JANUS ASPEN INTERNATIONAL GROWTH
   SUB-ACCOUNT(6)
   Unit value at beginning of period...................... $22.66         $15.68       $12.05        $10.00
   Unit value at end of period............................ $28.57         $22.66       $15.68        $12.05
   No. of ACCUMULATION UNITS outstanding at end of period.  6,491          6,173        2,269             0
 JANUS ASPEN SMALL COMPANY VALUE SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $13.23         $11.05       $10.00            --
   Unit value at end of period............................ $12.21         $13.23       $11.05            --
   No. of ACCUMULATION UNITS outstanding at end of period.  4,396            579            0             0
LAZARD RETIREMENT SERIES, INC.
 LAZARD RETIREMENT U.S. SMALL CAP EQUITY SUB-ACCOUNT(4)
   Unit value at beginning of period...................... $12.99         $11.39       $11.13        $10.00
   Unit value at end of period............................ $11.85         $12.99       $11.39        $11.13
   No. of ACCUMULATION UNITS outstanding at end of period.  3,245          2,750        1,612             0
LORD ABBETT SERIES FUND, INC.
 LORD ABBETT AMERICA'S VALUE SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.10         $10.75       $10.00            --
   Unit value at end of period............................ $12.26         $12.10       $10.75            --
   No. of ACCUMULATION UNITS outstanding at end of period.  1,016            106            0             0

Contracts with 1.75% Coverage Charge
- ------------------------------------
                                                              Year          Year    Year or Period     Period
                                                              Ended         Ended        Ended          Ended
                                                            12/31/2007    12/31/2006   12/31/2005   12/31/2004(1)
                                                            -----------   ---------- -------------- -------------
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $11.15         $ 10.38      $10.00            --
   Unit value at end of period............................ $11.64         $ 11.15      $10.38            --
   No. of ACCUMULATION UNITS outstanding at end of period. 11,255           2,699          38             0
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.45         $ 10.80      $10.00            --
   Unit value at end of period............................ $12.65         $ 12.45      $10.80            --
   No. of ACCUMULATION UNITS outstanding at end of period. 14,653          10,100       3,356             0
 LORD ABBETT MID-CAP VALUE SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.52         $ 11.36      $10.00            --
   Unit value at end of period............................ $12.38         $ 12.52      $11.36            --
   No. of ACCUMULATION UNITS outstanding at end of period. 11,081           6,152         424             0
T. ROWE PRICE EQUITY SERIES, INC.
 T. ROWE PRICE BLUE CHIP GROWTH SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.24         $ 11.36      $10.00            --
   Unit value at end of period............................ $13.56         $ 12.24      $11.36            --
   No. of ACCUMULATION UNITS outstanding at end of period.  4,958           5,202       1,037             0
 T. ROWE PRICE EQUITY INCOME PORTFOLIO II SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.44         $ 10.67      $10.00            --
   Unit value at end of period............................ $12.59         $ 12.44      $10.67            --
   No. of ACCUMULATION UNITS outstanding at end of period.  4,152           4,884       2,117             0
 T. ROWE PRICE HEALTH SCIENCES PORTFOLIO II SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $13.13         $ 12.30      $10.00            --
   Unit value at end of period............................ $15.19         $ 13.13      $12.30            --
   No. of ACCUMULATION UNITS outstanding at end of period.  2,982           3,273          14             0
 T. ROWE PRICE PERSONAL STRATEGY BALANCED SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $11.99         $ 10.91      $10.00            --
   Unit value at end of period............................ $12.67         $ 11.99      $10.91            --
   No. of ACCUMULATION UNITS outstanding at end of period.  4,844           1,907       1,914             0
VANGUARD VARIABLE INSURANCE FUND
 VANGUARD MID-CAP INDEX SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $13.19         $ 11.82      $10.00            --
   Unit value at end of period............................ $13.73         $ 13.19      $11.82            --
   No. of ACCUMULATION UNITS outstanding at end of period.  3,013          10,807         546             0
 VANGUARD REIT INDEX SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $15.12         $ 11.43      $10.00            --
   Unit value at end of period............................ $12.37         $ 15.12      $11.43            --
   No. of ACCUMULATION UNITS outstanding at end of period.  7,156           5,413         167             0
 VANGUARD TOTAL BOND MARKET INDEX SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $10.23         $ 10.00      $10.00            --
   Unit value at end of period............................ $10.74         $ 10.23      $10.00            --
   No. of ACCUMULATION UNITS outstanding at end of period. 12,629           6,212           0             0

Contracts with 1.75% Coverage Charge
- ------------------------------------
                                                              Year          Year    Year or Period     Period
                                                              Ended         Ended        Ended          Ended
                                                            12/31/2007    12/31/2006   12/31/2005   12/31/2004(1)
                                                            -----------   ---------- -------------- -------------
 VANGUARD TOTAL STOCK MARKET INDEX SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.58         $ 11.10      $ 10.00            --
   Unit value at end of period............................ $12.97         $ 12.58      $ 11.10            --
   No. of ACCUMULATION UNITS outstanding at end of period. 13,131           6,518            0             0
 VANGUARD SMALL COMPANY GROWTH SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.75         $ 11.79      $ 10.00            --
   Unit value at end of period............................ $12.97         $ 12.75      $ 11.79            --
   No. of ACCUMULATION UNITS outstanding at end of period.  3,757           2,426          132             0
 VANGUARD CAPITAL GROWTH SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.62         $ 11.53      $ 10.00            --
   Unit value at end of period............................ $13.92         $ 12.62      $ 11.53            --
   No. of ACCUMULATION UNITS outstanding at end of period.  1,799           1,686            0             0
VARIABLE INSURANCE PRODUCTS FUND (VIP)
 FIDELITY VIP OVERSEAS SUB-ACCOUNT
   Unit value at beginning of period...................... $15.18         $ 13.12      $ 11.22        $10.00
   Unit value at end of period............................ $17.46         $ 15.18      $ 13.12        $11.22
   No. of ACCUMULATION UNITS outstanding at end of period.  8,525           6,202        2,307             0
 FIDELITY VIP GROWTH SUB-ACCOUNT
   Unit value at beginning of period...................... $11.18         $ 10.67      $ 10.28        $10.00
   Unit value at end of period............................ $13.91         $ 11.18      $ 10.67        $10.28
   No. of ACCUMULATION UNITS outstanding at end of period.  9,689           5,796        1,044             0
 FIDELITY VIP CONTRAFUND(R) SUB-ACCOUNT
   Unit value at beginning of period...................... $13.76         $ 12.57      $ 10.95        $10.00
   Unit value at end of period............................ $15.86         $ 13.76      $ 12.57        $10.95
   No. of ACCUMULATION UNITS outstanding at end of period.  4,860           1,463        1,717             0
 FIDELITY VIP MONEY MARKET SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $10.42         $ 10.11      $ 10.00            --
   Unit value at end of period............................ $10.77         $ 10.42      $ 10.11            --
   No. of ACCUMULATION UNITS outstanding at end of period. 43,380          25,164       24,557             0
 FIDELITY VIP INVESTMENT GRADE BOND SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $10.28         $ 10.02      $ 10.00            --
   Unit value at end of period............................ $10.54         $ 10.28      $ 10.02            --
   No. of ACCUMULATION UNITS outstanding at end of period. 18,435          11,751       11,833             0
 FIDELITY VIP MID CAP SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $13.48         $ 12.17      $ 10.00            --
   Unit value at end of period............................ $15.32         $ 13.48      $ 12.17            --
   No. of ACCUMULATION UNITS outstanding at end of period.  2,128           1,500        1,708             0

Contracts with 2.00% Coverage Charge
- ------------------------------------
                                                              Year          Year    Year or Period     Period
                                                              Ended         Ended        Ended          Ended
                                                           12/31/2007    12/31/2006   12/31/2005    12/31/2004(1)
                                                           -----------    ---------- -------------- -------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. HIGH YIELD SUB-ACCOUNT
   Unit value at beginning of period...................... $12.02          $11.07       $11.01        $10.00
   Unit value at end of period............................ $11.93          $12.02       $11.07        $11.01
   No. of ACCUMULATION UNITS outstanding at end of period.  1,560             231          199             0
 AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $13.34          $11.68       $10.00            --
   Unit value at end of period............................ $14.49          $13.34       $11.68            --
   No. of ACCUMULATION UNITS outstanding at end of period.    244              49           50             0
 AIM V.I. CORE EQUITY SUB-ACCOUNT(2)(3)
   Unit value at beginning of period...................... $12.34          $10.79       $10.00            --
   Unit value at end of period............................ $13.08          $12.34       $10.79            --
   No. of ACCUMULATION UNITS outstanding at end of period.  1,240           1,398           49             0
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)
 VP INCOME & GROWTH SUB-ACCOUNT
   Unit value at beginning of period...................... $12.89          $11.23       $10.96        $10.00
   Unit value at end of period............................ $12.62          $12.89       $11.23        $10.96
   No. of ACCUMULATION UNITS outstanding at end of period.  2,391             342            0             0
 VP VALUE SUB-ACCOUNT
   Unit value at beginning of period...................... $13.01          $11.19       $10.88        $10.00
   Unit value at end of period............................ $12.10          $13.01       $11.19        $10.88
   No. of ACCUMULATION UNITS outstanding at end of period.  2,528           1,113          899           445
 VP ULTRA(R) SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $10.44          $11.01       $10.00            --
   Unit value at end of period............................ $12.38          $10.44       $11.01            --
   No. of ACCUMULATION UNITS outstanding at end of period.     49              49           49             0
DREYFUS INVESTMENT PORTFOLIOS
 EMERGING LEADERS SUB-ACCOUNT(3)(7)
   Unit value at beginning of period...................... $12.06          $11.37       $10.00            --
   Unit value at end of period............................ $   --          $12.06       $11.37            --
   No. of ACCUMULATION UNITS outstanding at end of period.      0             289           49             0
 SMALL CAP STOCK INDEX SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.93          $11.52       $10.00            --
   Unit value at end of period............................ $12.59          $12.93       $11.52            --
   No. of ACCUMULATION UNITS outstanding at end of period.  1,583           2,321           49             0
DREYFUS STOCK INDEX FUND, INC. SUB-ACCOUNT
   Unit value at beginning of period...................... $12.51          $11.05       $10.78        $10.00
   Unit value at end of period............................ $12.90          $12.51       $11.05        $10.78
   No. of ACCUMULATION UNITS outstanding at end of period.     48           1,033          504             0
INVESTORS MARK SERIES FUND, INC.(5)
 MONEY MARKET SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $   --          $   --       $ 9.96        $10.00
   Unit value at end of period............................ $   --          $   --           --        $ 9.96
   No. of ACCUMULATION UNITS outstanding at end of period.      0               0            0             0
 INTERMEDIATE FIXED INCOME SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $   --          $   --       $10.42        $10.00
   Unit value at end of period............................ $   --          $   --           --        $10.42
   No. of ACCUMULATION UNITS outstanding at end of period.      0               0            0           740


Contracts with 2.00% Coverage Charge
- ------------------------------------
                                                              Year          Year    Year or Period     Period
                                                              Ended         Ended        Ended          Ended
                                                           12/31/2007    12/31/2006   12/31/2005   12/31/2004(1)
                                                           ----------    ---------- -------------- -------------
 GLOBAL FIXED INCOME SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $     --         $    --     $10.30        $10.00
   Unit value at end of period............................ $     --         $    --         --        $10.30
   No. of ACCUMULATION UNITS outstanding at end of period.        0               0          0           301
 MID CAP EQUITY SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $     --         $    --     $11.21        $10.00
   Unit value at end of period............................ $     --         $    --         --        $11.21
   No. of ACCUMULATION UNITS outstanding at end of period.        0               0          0            0
 SMALL CAP EQUITY SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $     --         $    --     $10.80        $10.00
   Unit value at end of period............................ $     --         $    --         --        $10.80
   No. of ACCUMULATION UNITS outstanding at end of period.        0               0          0             0
 LARGE CAP GROWTH SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $     --         $    --     $ 9.96        $10.00
   Unit value at end of period............................ $     --         $    --         --        $ 9.96
   No. of ACCUMULATION UNITS outstanding at end of period.        0               0          0             0
 LARGE CAP VALUE SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $     --         $    --     $11.34        $10.00
   Unit value at end of period............................ $     --         $    --         --        $11.34
   No. of ACCUMULATION UNITS outstanding at end of period.        0               0          0             0
 GROWTH & INCOME SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $     --         $    --     $11.02        $10.00
   Unit value at end of period............................ $     --         $    --         --        $11.02
   No. of ACCUMULATION UNITS outstanding at end of period.        0               0          0           293
 BALANCED SUB-ACCOUNT(5)
   Unit value at beginning of period...................... $     --         $    --     $10.90        $10.00
   Unit value at end of period............................ $     --         $    --         --        $10.90
   No. of ACCUMULATION UNITS outstanding at end of period.        0               0          0             0
JANUS ASPEN SERIES
 JANUS ASPEN INTERNATIONAL GROWTH
   SUB-ACCOUNT(6)
   Unit value at beginning of period...................... $22.51           $ 15.62     $12.06        $10.00
   Unit value at end of period............................ $28.32           $ 22.51     $15.62        $12.06
   No. of ACCUMULATION UNITS outstanding at end of period. 15,771            12,373        550             0
 JANUS ASPEN SMALL COMPANY VALUE SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $13.18           $ 11.03     $10.00            --
   Unit value at end of period............................ $12.13           $ 13.18     $11.03            --
   No. of ACCUMULATION UNITS outstanding at end of period.  8,013             4,696         49             0
LAZARD RETIREMENT SERIES, INC.
 LAZARD RETIREMENT U.S. SMALL CAP EQUITY SUB-ACCOUNT (4)
   Unit value at beginning of period...................... $12.91           $ 11.35     $11.15        $10.00
   Unit value at end of period............................ $11.74           $ 12.91     $11.35        $11.15
   No. of ACCUMULATION UNITS outstanding at end of period.  1,178             1,030      1,000           443
LORD ABBETT SERIES FUND, INC.
 LORD ABBETT AMERICA'S VALUE SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.05           $ 10.73     $10.00            --
   Unit value at end of period............................ $12.18           $ 12.05     $10.73            --
   No. of ACCUMULATION UNITS outstanding at end of period.     49                49         49             0

Contracts with 2.00% Coverage Charge
- ------------------------------------
                                                              Year          Year    Year or Period     Period
                                                             Ended          Ended        Ended          Ended
                                                           12/31/2007     12/31/2006   12/31/2005   12/31/2004(1)
                                                          -------------   ---------- -------------- -------------
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $11.11           $10.37       $10.00          --
   Unit value at end of period............................ $11.56           $11.11       $10.37          --
   No. of ACCUMULATION UNITS outstanding at end of period.  4,007              588           50           0
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.40           $10.79       $10.00          --
   Unit value at end of period............................ $12.57           $12.40       $10.79          --
   No. of ACCUMULATION UNITS outstanding at end of period.  2,990              826          816           0
 LORD ABBETT MID-CAP VALUE SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.47           $11.35       $10.00          --
   Unit value at end of period............................ $12.30           $12.47       $11.35          --
   No. of ACCUMULATION UNITS outstanding at end of period.  2,682            1,451           49           0
T. ROWE PRICE EQUITY SERIES, INC.
 T. ROWE PRICE BLUE CHIP GROWTH SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.19           $11.34       $10.00          --
   Unit value at end of period............................ $13.47           $12.19       $11.34          --
   No. of ACCUMULATION UNITS outstanding at end of period.  1,497            3,006           49           0
 T. ROWE PRICE EQUITY INCOME PORTFOLIO II SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.38           $10.65       $10.00          --
   Unit value at end of period............................ $12.51           $12.38       $10.65          --
   No. of ACCUMULATION UNITS outstanding at end of period.    134              303           49           0
 T. ROWE PRICE HEALTH SCIENCES PORTFOLIO II SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $13.08           $12.30       $10.00          --
   Unit value at end of period............................ $15.08           $13.08       $12.30          --
   No. of ACCUMULATION UNITS outstanding at end of period.    348            2,671           49           0
 T. ROWE PRICE PERSONAL STRATEGY BALANCED SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $11.94           $10.89       $10.00          --
   Unit value at end of period............................ $12.59           $11.94       $10.89          --
   No. of ACCUMULATION UNITS outstanding at end of period.     49              480          510           0
VANGUARD VARIABLE INSURANCE FUND
 VANGUARD MID-CAP INDEX SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $13.13           $11.79       $10.00          --
   Unit value at end of period............................ $13.64           $13.13       $11.79          --
   No. of ACCUMULATION UNITS outstanding at end of period.  2,747            2,872           46           0
 VANGUARD REIT INDEX SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $15.06           $11.41       $10.00          --
   Unit value at end of period............................ $12.28           $15.06       $11.41          --
   No. of ACCUMULATION UNITS outstanding at end of period.  2,915              664           45           0
 VANGUARD TOTAL BOND MARKET INDEX SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $10.19           $ 9.98       $10.00          --
   Unit value at end of period............................ $10.66           $10.19       $ 9.98          --
   No. of ACCUMULATION UNITS outstanding at end of period.  1,556            2,480           50           0

Contracts with 2.00% Coverage Charge
- ------------------------------------
                                                              Year        Year    Year or Period     Period
                                                              Ended         Ended        Ended          Ended
                                                            12/31/2007    12/31/2006   12/31/2005   12/31/2004(1)
                                                            ------------  ---------- -------------- -------------
 VANGUARD TOTAL STOCK MARKET INDEX SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.53           $11.09       $10.00            --
   Unit value at end of period............................ $12.89           $12.53       $11.09            --
   No. of ACCUMULATION UNITS outstanding at end of period.  4,527              419           95             0
 VANGUARD SMALL COMPANY GROWTH SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.70           $11.76       $10.00            --
   Unit value at end of period............................ $12.89           $12.70       $11.76            --
   No. of ACCUMULATION UNITS outstanding at end of period.    973              202           45             0
 VANGUARD CAPITAL GROWTH SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $12.56           $11.51       $10.00            --
   Unit value at end of period............................ $13.82           $12.56       $11.51            --
   No. of ACCUMULATION UNITS outstanding at end of period.     48               48           48             0
VARIABLE INSURANCE PRODUCTS FUND (VIP)
 FIDELITY VIP OVERSEAS SUB-ACCOUNT
   Unit value at beginning of period...................... $15.08           $13.07       $11.24        $10.00
   Unit value at end of period............................ $17.31           $15.08       $13.07        $11.24
   No. of ACCUMULATION UNITS outstanding at end of period.  2,606              837          474           294
 FIDELITY VIP GROWTH SUB-ACCOUNT
   Unit value at beginning of period...................... $11.11           $10.63       $10.29        $10.00
   Unit value at end of period............................ $13.79           $11.11       $10.63        $10.29
   No. of ACCUMULATION UNITS outstanding at end of period.  4,098            2,168          937           465
 FIDELITY VIP CONTRAFUND(R) SUB-ACCOUNT
   Unit value at beginning of period...................... $13.68           $12.52       $10.97        $10.00
   Unit value at end of period............................ $15.72           $13.68       $12.52        $10.97
   No. of ACCUMULATION UNITS outstanding at end of period.  3,740            3,056          817             0
 FIDELITY VIP MONEY MARKET SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $10.37           $10.09       $10.00            --
   Unit value at end of period............................ $10.70           $10.37       $10.09            --
   No. of ACCUMULATION UNITS outstanding at end of period.    724                0        2,658             0
 FIDELITY VIP INVESTMENT GRADE BOND SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $10.24           $10.01       $10.00            --
   Unit value at end of period............................ $10.47           $10.24       $10.01            --
   No. of ACCUMULATION UNITS outstanding at end of period.  5,584            3,026        1,157             0
 FIDELITY VIP MID CAP SUB-ACCOUNT(3)
   Unit value at beginning of period...................... $13.43           $12.15       $10.00            --
   Unit value at end of period............................ $15.22           $13.43       $12.15            --
   No. of ACCUMULATION UNITS outstanding at end of period.  1,666            1,662          717             0

- --------
(1) Unit values shown above are for the period commencing June 4, 2004 and ending December 31, 2004.
(2) Formerly known as INVESCO VIF-Core Equity Fund. Effective April 30, 2004, the portfolios of INVESCO Variable Investment Funds, Inc. were redomesticated under AIM Variable Insurance Funds.
(3) The AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, American Century VP Ultra(R) Fund, Dreyfus Emerging Leaders Portfolio, Dreyfus Small Cap Stock Index Portfolio, Fidelity VIP Money Market Portfolio, Fidelity VIP Investment Grade Bond Portfolio, Fidelity VIP Mid Cap Portfolio, Janus Aspen Small Company Value Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond-Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio II, T. Rowe Price Health Sciences Portfolio II, T. Rowe Price Personal Strategy Balanced Portfolio, Vanguard Mid-Cap Index Portfolio, Vanguard REIT Index Portfolio, Vanguard Total Bond Market Index Portfolio, Vanguard Total Stock Market Index Portfolio, Vanguard Small Company Growth Portfolio and Vanguard Capital Growth Portfolio Sub-accounts commenced operations on April 29, 2005.
(4) Formerly known as Lazard Retirement Small Cap Sub-Account. (5) On July 15, 2005, the Company substituted shares of the portfolios of Investors Mark Series Fund, Inc. with shares of certain series of other registered investment companies.
(6) Effective on or about March 24, 2003, the Berger IPT-International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series.
(7) The Emerging Leaders Portfolio was liquidated on April 30, 2007.

                                      A-10


                                   APPENDIX B

                              INVESTMENT PORTFOLIOS

     The following is a summary of the investment objectives and strategies of each available investment portfolio. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio. There is no assurance that the investment objectives will be achieved.

     See Appendix C for information concerning certain investment portfolios that are no longer offered by the Company.

AIM VARIABLE INSURANCE FUNDS

     AIM Variable Insurance Funds is a mutual fund with multiple portfolios. Invesco Aim Advisors, Inc. (formerly known as A I M Advisors, Inc.) is the investment advisor. The sub-advisors are: AIM Funds Management Inc. (anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited. The following investment portfolios are available under the contract:

            AIM V.I. Capital Development Fund (Series I Shares)

               The Fund's investment objective is long-term growth of capital.
            The Fund seeks to meet its objective by investing primarily in equity securities of mid-capitalization companies.

            AIM V.I. Core Equity Fund (Series I Shares)

               The Fund's investment objective is growth of capital. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Fund may also invest up to 25% of its total assets in foreign securities.

            AIM V.I. High Yield Fund (Series I Shares)

               The Fund's investment objective is to achieve a high level of current income. The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in debt securities that are determined to be below investment grade quality because they are rated BB/Ba or lower by Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or any other nationally recognized statistical rating organization (NRSRO), or are determined by the portfolio managers to be of comparable quality to such rated securities. These types of securities are commonly known as "junk bonds."

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)

     American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following investment portfolios are available under the contract:

            VP Income & Growth

               The Portfolio seeks capital growth by investing in common stocks.
            Income is a secondary objective. In selecting stocks for the Portfolio, the Portfolio managers select primarily from large publicly traded U.S. companies. The management team strives to outperform the Standard & Poor's 500 Composite Stock Price Index over time without taking on significant additional risk.

            VP Ultra(R)

               The Fund seeks long-term capital growth by investing in common stocks considered by management to have better-than-average prospects for appreciation.

            VP Value

               This Portfolio seeks long-term capital growth as a primary objective and income as a secondary objective. It invests in well-established companies that the Portfolio's Advisor believes are undervalued at the time of purchase.

     DREYFUS INVESTMENT PORTFOLIOS

     The Dreyfus Investment Portfolios is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor to the Portfolio. Mellon Capital Management Corporation is the sub-advisor to the Portfolio. The following investment portfolio is available under the contract:

            Small Cap Stock Index Portfolio (Service Shares)

               The Portfolio seeks to match the total return of the S&P SmallCap
            600 Index by generally investing in a representative sample of the stocks listed in the S&P SmallCap 600 Index. While the Portfolio generally owns the vast majority of the stocks in the S&P SmallCap 600 Index, some very small stocks may be excluded from the Portfolio. The S&P SmallCap 600 Index is composed of 600 domestic stocks across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P SmallCap 600 Index than smaller ones. The Portfolio may also use stock index futures as a substitute for the sale or purchase of stocks.

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

     The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Capital Management Corporation, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

               The objective of this Portfolio is to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). To pursue this goal, the Portfolio generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

JANUS ASPEN SERIES

     Janus Aspen Series is a mutual fund with multiple portfolios. Janus Capital Management LLC is the investment advisor. The following investment portfolios are available under the contract:

            Janus Aspen International Growth Portfolio (Institutional Shares)

               The Portfolio seeks long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

            Janus Aspen Small Company Value Portfolio (Service Shares)

               The Portfolio seeks capital appreciation. The Portfolio pursues its objective by investing primarily in common stocks of small companies whose stock prices are believed to be undervalued by the portfolio manager. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. The Portfolio uses fundamental analysis and proprietary valuation models to select a holding of stocks for the Portfolio. The Portfolio's portfolio manager generally looks for companies that have reasonably solid fundamentals and whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow or franchise values.

LAZARD RETIREMENT SERIES, INC.

     Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management LLC, a subsidiary of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio. The following investment portfolio is available under the contract:

            Lazard Retirement U.S. Small Cap Equity Portfolio (formerly, Lazard Retirement Small Cap Portfolio)

               The Portfolio seeks long-term capital appreciation. The
            Portfolio, under normal circumstances, will invest at least 80% of its assets in equity securities of small cap U.S. companies.

     LORD ABBETT SERIES FUND, INC. (Class VC Shares)

     Lord Abbett Series Fund, Inc. is a mutual fund with multiple portfolios. Lord, Abbett & Co. LLC is the investment advisor to the portfolios. The following investment portfolios are available under the contract:

            America's Value Portfolio

               The Portfolio's investment objective is to seek current income and capital appreciation. To pursue this goal, the Portfolio normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. The Portfolio generally uses a value approach to identify particular investments for the Portfolio.

            Bond-Debenture Portfolio

               The Portfolio's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Portfolio will provide shareholders with at least 60 days' notice of any change in this policy. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities.

            Growth and Income Portfolio

               The Portfolio's investment objective is long-term growth of capital and income without excessive fluctuations in market value. To pursue this goal, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that Lord, Abbett & Co. LLC believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of June 30, 2007, the market capitalization range of the Russell 1000(R) Index was $1.5 billion to $472.5 billion. This range varies daily.

            Mid-Cap Value Portfolio

               The Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. To pursue this goal, the Portfolio normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. The Portfolio will provide shareholders with at least 60 days' notice of any change in this policy. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell MidCap(R) Index, a widely-used benchmark for mid-cap stock performance. As of June 30, 2007, the market capitalization range of the Russell MidCap(R) Index was $1.5 billion to $22.4 billion. This range varies daily.

T. ROWE PRICE EQUITY SERIES, INC.

     T. Rowe Price Equity Series, Inc. is a mutual fund with multiple portfolios. T. Rowe Price Associates, Inc. is the investment advisor. The following investment portfolios are available under the contract:

            T. Rowe Price Blue Chip Growth Portfolio

               The Blue Chip Growth Portfolio will seek long-term growth of capital by investing primarily in common stocks of well-established large and medium-sized blue chip growth companies with the potential for above-average earnings increases. Current income is a secondary objective.

            T. Rowe Price Equity Income Portfolio-II

               The Equity Income Portfolio will seek to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. In selecting such stocks, the fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) ratios.

            T. Rowe Price Health Sciences Portfolio-II

               The Health Sciences Portfolio will seek long-term growth of capital by investing at least 80% of net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, and the life sciences. The fund focuses primarily on U.S. stocks but may also invest up to 35% of assets in foreign securities. While the fund may purchase small-company stocks, its primary focus will be large and mid-size companies.

            T. Rowe Price Personal Strategy Balanced Portfolio

               The Personal Strategy Balanced Portfolio will seek the highest total return over time consistent with an emphasis on both capital appreciation and income. With a portfolio generally comprising 60% stocks, 30% bonds, and 10% money market securities, the fund may be appropriate for those seeking long-term capital appreciation and income. The fund's share price will fluctuate with changes in interest rates and market conditions.

VANGUARD VARIABLE INSURANCE FUND

     Vanguard Variable Insurance Fund is a mutual fund with multiple portfolios. The Vanguard Group, Inc. is the investment advisor to certain of the Portfolios. Granahan Investment Management, Inc. and The Vanguard Group, Inc. are the advisors to the Small Company Growth Portfolio. PRIMECAP Management Company is the advisor to the Capital Growth Portfolio. Contract value invested in Vanguard Variable Insurance Fund will have a higher coverage charge. The following investment portfolios are available under the contract:

            Capital Growth Portfolio

               The Portfolio seeks to provide long-term capital appreciation by investing principally in mid- and large-capitalization stocks.

            Mid-Cap Index Portfolio

               The Portfolio seeks to track the performance of the Morgan
            Stanley Capital International(R) US MidCap 450 Index.

            REIT Index Portfolio

               The Portfolio seeks to provide a high level of income and
            moderate long-term capital appreciation by tracking the performance of the Morgan Stanley Capital International(R) US REIT Index.

            Small Company Growth Portfolio

               The Portfolio seeks to provide long-term capital appreciation by investing primarily in the common stocks of smaller companies.

            Total Bond Market Index Portfolio

               The Portfolio seeks to track the performance of the Lehman
            Brothers(R) U.S. Aggregate Bond Index.

            Total Stock Market Index Portfolio (this Portfolio receives investment advisory services indirectly, by investing in other Vanguard funds and portfolios)

               The Portfolio seeks to track the performance of the Standard &
            Poor's Total Market Index.

VARIABLE INSURANCE PRODUCTS FUNDS

        The Variable Insurance Products Fund is a mutual fund with multiple portfolios that are managed by Fidelity Management & Research Co. The following investment portfolios are available under the contract:

            Fidelity VIP Contrafund(R) Portfolio (Service Class 2)

               The VIP Contrafund Portfolio seeks long-term capital appreciation by normally investing primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public. The Portfolio invests in either "growth" stocks or "value" stocks or both. It invests in domestic and foreign issuers. The advisor uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

            Fidelity VIP Growth Portfolio (Service Class 2)

               The VIP Growth Portfolio seeks to achieve capital appreciation by normally investing primarily in common stocks. The Portfolio invests in companies that the advisor believes have above-average growth potential. The Portfolio invests in domestic and foreign issuers. The advisor uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

            Fidelity VIP Investment Grade Bond Portfolio (Initial Class)

               The VIP Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. The advisor manages the fund to have similar overall interest rate risk to the Lehman Brothers(R) U.S. Aggregate Index.

            Fidelity VIP Mid Cap Portfolio (Initial Class)

               The VIP Mid Cap Portfolio seeks long-term growth of capital by normally investing primarily in common stocks. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index (S&P(R) MidCap 400)). The Portfolio potentially invests in companies with smaller or larger market capitalizations. The Portfolio invests in domestic and foreign issuers. It invests in either "growth" stocks or "value" stocks or both. The advisor uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

            Fidelity VIP Money Market Portfolio (Initial Class)

               The VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity. The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. The Portfolio potentially may enter into reverse repurchase agreements. The Portfolio invests more than 25% of total assets in the financial services industries. It invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

               Although the Portfolio seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Portfolio can do so on a continuous basis. An investment in the Money Market Portfolio is not guaranteed. After charges are deducted from the annuity contract, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Portfolio may result in a negative investment return.

            Fidelity VIP Overseas Portfolio (Service Class 2)

               The VIP Overseas Portfolio seeks long-term growth of capital by normally investing at least 80% of assets in non-U.S. securities. The Portfolio normally invests primarily in common stocks, allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. The advisor uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

                                   APPENDIX C

                       DISCONTINUED INVESTMENT PORTFOLIOS

        The investment portfolios described in the prospectus are available (as indicated) for new money, additional purchase payments, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation.

        The following investment portfolios are not available for new money, additional purchase payments, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation.

THE ALGER AMERICAN FUND (Class O Shares)

           Managed By Fred Alger Management, Inc.
               Alger American Growth Portfolio (effective July 1, 2008 the name of the Portfolio will change to Alger American LargeCap Growth Portfolio)
               Alger American Capital Appreciation Portfolio (prior to May 1,
                  2008, known as Alger American Leveraged AllCap Portfolio)
               Alger American MidCap Growth Portfolio

     Please see the fund prospectuses for information regarding the investment portfolios, including a discussion of the investment objectives, policies, restrictions and risks, and the fees and expenses of each investment portfolio.

                         CONDENSED FINANCIAL INFORMATION

     Accumulation Unit Value History--The following schedule includes Accumulation Unit values for the periods shown for the investment portfolios listed. This data has been extracted from the Separate Account's audited December 31, 2007 financial statements. This information should be read in conjunction with the Separate Account's financial statements and related notes that are included in the Statement of Additional Information.

Contracts with 1.75% Coverage Charge

                                                                        Year         Year       Year     Period
                                                                        Ended        Ended      Ended     Ended
                                                                      12/31/2007  12/31/2006 12/31/2005 12/31/2004(1)
                                                                      ---------   ---------- ---------- -------------
AIM VARIABLE INSURANCE FUNDS:
   AIM V.I. Core Stock Sub-Account(2)(3)
       Unit value at beginning of period..........................    $   --         $10.66     $10.48      $10.00
       Unit value at end of period................................    $   --         $   --     $10.66      $10.48
       No. of accumulation units outstanding at end of period.....         0              0        322           0
THE ALGER AMERICAN FUND:
   Alger American Growth Sub-Account(5)
       Unit value at beginning of period..........................    $11.79         $11.41     $11.05      $10.00
       Unit value at end of period................................    $13.90         $11.79     $11.41      $11.05
       No. of accumulation units outstanding at end of period.....         0              0        173           0
   Alger American Capital Appreciation Sub-Account(6)
       Unit value at beginning of period..........................    $13.67         $11.67     $10.36      $10.00
       Unit value at end of period................................    $17.94         $13.67     $11.67      $10.36
       No. of accumulation units outstanding at end of period.....         0              0          0           0
   Alger American MidCap Growth Sub-Account
       Unit value at beginning of period..........................    $12.93         $11.95     $10.35      $10.00
       Unit value at end of period................................    $16.72         $12.93     $11.95      $10.35
       No. of accumulation units outstanding at end of period.....        22             22        692           0
DREYFUS VARIABLE INVESTMENT FUND:
   Dreyfus VIF Disciplined Stock Sub-Account(4)
       Unit value at beginning of period..........................    $12.75         $11.19     $10.71      $10.00
       Unit value at end of period................................    $   --         $12.75     $11.19      $10.71
       No. of accumulation units outstanding at end of period.....         0             37         37           0


                                       C-1

Contracts with 2.00% Coverage Charge

                                                                      Year           Year       Year       Period
                                                                      Ended          Ended      Ended        Ended
                                                                    12/31/2007    12/31/2006 12/31/2005 12/31/2004(1)
                                                                    ------------  ---------- ---------- -------------
AIM VARIABLE INSURANCE FUNDS:
   AIM V.I. Core Stock Sub-Account(2)(3)
       Unit value at beginning of period........................... $   --           $10.62     $10.50      $10.00
       Unit value at end of period................................. $   --           $   --     $10.62      $10.50
       No. of accumulation units outstanding at end of period......      0                0          0           0
THE ALGER AMERICAN FUND:
   Alger American Growth Sub-Account(5)
       Unit value at beginning of period........................... $11.72           $11.37     $11.07      $10.00
       Unit value at end of period................................. $13.77           $11.72     $11.37      $11.07
       No. of accumulation units outstanding at end of period......      0                0          0           0
   Alger American Capital Appreciation Sub-Account(6)
       Unit value at beginning of period........................... $13.59           $11.62     $10.37      $10.00
       Unit value at end of period................................. $17.78           $13.59     $11.62      $10.37
       No. of accumulation units outstanding at end of period......      0                0          0           0
   Alger American MidCap Growth Sub-Account
       Unit value at beginning of period........................... $12.85           $11.90     $10.37      $10.00
       Unit value at end of period................................. $16.57           $12.85     $11.90      $10.37
       No. of accumulation units outstanding at end of period......    646              756        758           0
DREYFUS VARIABLE INVESTMENT FUND:
   Dreyfus VIF Disciplined Stock Sub-Account(4)
       Unit value at beginning of period........................... $12.67           $11.16     $10.73      $10.00
       Unit value at end of period................................. $   --           $12.67     $11.16      $10.73
       No. of accumulation units outstanding at end of period......      0                0          0           0

- --------
(1) Unit values shown above are for the period commencing June 4, 2004 and ending December 31, 2004.
(2) Formerly known as INVESCO VIF--Core Equity Sub-Account. Effective April 30, 2004, the portfolios of INVESCO Variable Investment Funds, Inc. were redomesticated under AIM Variable Insurance Funds.
(3) Effective May 1, 2006, AIM V.I. Core Stock Fund merged into AIM V.I. Core Equity Fund.
(4) The Dreyfus VIF Disciplined Stock Portfolio was liquidated on April 30,
    2007.
(5) The Alger American Growth Portfolio will change its name to Alger American LargeCap Growth Portfolio effective July 1, 2008.
(6) On May 1, 2008, the Alger American Leveraged AllCap Portfolio changed its name to Alger American Capital Appreciation Portfolio.

                                  C-2


                                   APPENDIX D

                             DEATH BENEFIT EXAMPLES

     The examples in Section A below show you how we calculate the Annual Stepped-Up Death Benefit. The examples in Section B below show you how we calculate the Plus 70/50 Optional Death Benefit if you elect the additional death benefit option. The examples are purely hypothetical and are for illustrative purposes only.

     SECTION A-ANNUAL STEPPED-UP DEATH BENEFIT

     Example 1-Assume a purchase payment of $100,000 is made on the issue date. Assume also that there are no additional purchase payments to or withdrawals from the contract and the contract was issued before the owner's 81st birthday. Based on the following contract values as of the last day of each contract year, the death benefit (death benefit reset amount) is:

                  Last Day of Contract Year Contract Value Death Benefit
                  ------------------------- -------------- -------------
                              1............    $108,000      $108,000
                              2............    $118,800      $118,800
                              3............    $109,300      $118,800
                              4............    $115,000      $118,800
                              5............    $125,000      $125,000

     Example 2-Assume a purchase payment of $100,000 is made on the issue date. Assume also that there are no additional purchase payments to the contract and the contract was issued before the owner's 81st birthday. Based on the following contract values as of the last day of each contract year, the death benefit (death benefit reset amount) for the first three contract years is:

                  Last Day of Contract Year Contract Value Death Benefit
                  ------------------------- -------------- -------------
                              1............    $108,000      $108,000
                              2............    $118,800      $118,800
                              3............    $109,300      $118,800


     Assume that on the first day of the 4th contract year a withdrawal of $25,000 is made and the owner dies. The contract value is $84,300. The death benefit (death benefit reset amount) is $91,627. This is determined as follows:

               $118,800 x ($84,300/$109,300) = $91,627

     SECTION B-PLUS 70/50 OPTIONAL DEATH BENEFIT

     Example 1-Assume a purchase payment of $100,000 is made on the issue date. Assume no withdrawals have been made, the contract was issued before the owner's 70th birthday, the contract value on the Death Benefit Date is $130,000 and the Death Benefit Date is prior to the owner's 81st birthday.

        The Plus 70/50 Optional Death Benefit is determined as follows:

        1. Contract value on Death Benefit Date less Total Adjusted Purchase Payments. $30,000
        2. 70% of Total Adjusted Purchase Payments.................................... $70,000
        3. Lesser of (1) or (2)....................................................... $30,000
        4. 70% of (3)................................................................. $21,000
     Thus, the Plus 70/50 Optional Death Benefit is................................... $21,000

     Example 2-Assume a purchase payment of $100,000 is made on the issue date and an additional purchase payment of $25,000 is made 2 years later. Assume the owner dies 6 months after the additional purchase payment is made and the contract value on the Death Benefit Date is $225,000. Assume no withdrawals have been made, the contract was issued prior to the owner's 70th birthday, and the Death Benefit Date is prior to the owner's 81st birthday.

        The Plus 70/50 Optional Death Benefit is determined as follows:


             1. Contract value on Death Benefit Date less Total
               Adjusted Purchase Payments............................. $100,000
             2. 70% of Total Adjusted Purchase Payments less purchase
               payments made in the 12 months prior to the Death
               Benefit Date........................................... $ 70,000
             3. Lesser of (1) or (2).................................. $ 70,000
             4. 70% of (3)............................................ $ 49,000
          Thus, the Plus 70/50 Optional Death Benefit is.............. $ 49,000

     Example 3-Assume a purchase payment of $100,000 is made on the issue date, and that the contract is issued prior to the owner's 70th birthday. Assume an additional purchase payment of $15,000 is made 2 years later. Also, assume that a withdrawal of $25,000 is made in the 4th contract year, and that the contract value just prior to the withdrawal is $155,000. Assume that the contract value on the Death Benefit Date is $130,000, and the Death Benefit Date is prior to the owner's 81st birthday.

     The Plus 70/50 Optional Death Benefit is determined as follows:


              1. Contract value on Death Benefit Date less Total
                Adjusted Purchase Payments*............................ $33,548
              2. 70% of Total Adjusted Purchase Payments*.............. $67,516
              3. Lesser of (1) or (2).................................. $33,548
              4. 70% of (3)............................................ $23,484
           Thus, the Plus 70/50 Optional Death Benefit is.............. $23,484

        -----
        * Total Adjusted Purchase Payments is calculated as follows:

     (Purchase payments prior to the withdrawal) multiplied by (contract value after withdrawal) divided by (contract value before withdrawal) equals $115,000 x $130,000/$155,000 = $96,452



     ...........................................................................

                               Detach and mail to:

                         LIBERTY LIFE INSURANCE COMPANY
                    P.O. Box 19086, GREENVILLE, SC 29602-9086

        Please send me, at no charge, the Statement of Additional Information
     (SAI) dated May 1, 2008 for the Clarity 2+2 Variable Annuity Contract issued by RBC.


              (Please print or type and fill in all information)

     - ---------------------------------------------------------------------
     Name


     - ---------------------------------------------------------------------
     Address


     - -------------------------------  -----------------------------------
     City                             State                      Zip Code


                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION

                           INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACTS

                                    issued by

                         RBC VARIABLE ANNUITY ACCOUNT A

                                       and

                         LIBERTY LIFE INSURANCE COMPANY




     This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2008 for the Individual Flexible Payment Variable Annuity Contracts which are referred to herein. The Prospectus concisely sets forth information that a prospective investor ought to know before investing. For a copy of the prospectus, call or write the Company at: (800) 423-9398, P.O. Box 19086, Greenville, South Carolina 29602-9086.

     This Statement of Additional Information is dated May 1, 2008.




                                TABLE OF CONTENTS

                                                                            Page

COMPANY

EXPERTS

LEGAL OPINIONS

DISTRIBUTOR

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE
CALCULATION OF PERFORMANCE DATA

FEDERAL TAX STATUS

ANNUITY PROVISIONS

MORTALITY AND EXPENSE GUARANTEE

FINANCIAL STATEMENTS




                                     COMPANY

     On June 30, 2006, Business Men's Assurance Company of America merged with its affiliate, Liberty Life Insurance Company and changed its name to Liberty Life Insurance Company. Liberty Life Insurance Company (the "Company"), which operates under the RBC Insurance(R) brand, P.O. Box 1389, Greenville, SC 29602-1389, was incorporated on July 1, 1909 under the laws of the state of Missouri and as of December 31, 2003, became a South Carolina domiciled insurance company. The Company is the principal (wholly owned) U.S. subsidiary of Royal Bank of Canada (RBC). RBC is Canada's largest bank as measured by assets and market capitalization and one of North America's leading diversified financial services companies. RBC provides personal and commercial banking, wealth management services, insurance, corporate and investment banking and transaction processing services on a global basis. The Company is licensed to do business in the District of Columbia and all states except New York.


                                     EXPERTS

     The financial statements of the Subaccounts comprising the RBC Variable Annuity Account A included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The statutory-basis financial statements of Liberty Life Insurance Company as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006, and 2005 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (which reports express an unqualified opinion on such statutory-basis financial statements; include an explanatory paragraph that indicates that the financial statements were prepared in accordance with accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America; express an opinion that the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America; and include an explanatory paragraph relating to the statutory merger that occurred in 2006) and have been so included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.


                                 LEGAL OPINIONS

     Blazzard & Hasenauer, P.C., Fairfield, Connecticut and Pompano Beach, Florida has provided advice on certain matters relating to the Federal securities and income tax laws in connection with the Contracts.


                                   DISTRIBUTOR

     JBS Liberty Securities, Inc. (formerly known as JBS Investment Group, LLC) ("Distributor") acts as the distributor and principal underwriter of the contracts. Prior to May 1, 2007, Tamarack Distributors Inc. ("Tamarack") was the principal underwriter of the contracts. The offering is on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority, Inc. (FINRA).
Distributor will enter into selling agreements with other broker-dealers ("selling firms") and will compensate them for their services. Distributor may also offer the contracts directly to potential purchasers.

     Tamarack, the prior principal underwriter, or Distributor, as applicable, received sales compensation with respect to the contracts in the Separate Account in the following amounts during the periods indicated:



                                                             Aggregate Amount of
                                                             Commissions Retained
                      Aggregate Amount of                 By Tamarack or Distributor,
     Fiscal        Commissions Paid to Tamarack              as applicable, After
     Year         or Distributor, as applicable           Payments to Selling Firms

     2007                 $116,289                                 $ - 0 -
     2006                 $ 85,513                                 $ - 0 -
     2005                 $ 58,017                                 $ - 0 -



     RBC commenced sales of the contracts in 2004. Distributor intends to pass through commissions to selling firms for their sales. In addition, we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.

     We and Distributor pay compensation to selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional and varied compensation to selected firms, including marketing allowances, preferred status fees, continuing education, training, client seminars, firm conferences and industry conference fees. We and the Distributor have put procedures in place whereby we assess the potential effectiveness of our relationship with the selling firms. It is our policy to focus our attention and additional compensation on those firms ("Focus Firms") that provide us the opportunity to provide continuing education and training to the firms' registered representatives to participate in client seminars and to attend and participate in firm conferences. Our selection of Focus Firms is subjective on our part and reflects our assessment of potential results of the relationship. The additional compensation may or may not be based on prior sales. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford us a "preferred" status at the recipient broker-dealer firm and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer's sales force that may otherwise influence the way that the broker-dealer and the registered representative market the contracts. The following list sets forth the names of the firms that received material additional compensation in 2007 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the contracts).

     Berthel Fisher & Company Financial Services, Inc.
     Capital Financial Services, Inc.
     Centaurus Financial, Inc.
     Commonwealth Financial Network
     Fintegra Financial Solutions
     First Allied Securities, Inc.
     FFP Securities, Inc.
     H & R Block Financial Advisors, Inc.
     Harbour Investments, Inc.
     Investors Capital Corporation
     Pacific West Securities, Inc.
     QA3 Financial Corp.
     Questar Capital Corporation
     Southwest Securities, Inc.

     The prospectus contains more information regarding the Distributor.


                REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

     The amount of the Withdrawal Charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the Withdrawal Charge will be determined by the Company after examination of all the relevant factors such as:

     1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     2. The total amount of purchase payments to be received will be considered. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

     3. Any prior or existing relationship with the Company will be considered. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

     If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the Withdrawal Charge.

     The Withdrawal Charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the Withdrawal Charge be permitted where the reduction or elimination of the Withdrawal Charge will be unfairly discriminatory to any person.


                         CALCULATION OF PERFORMANCE DATA

Total Return

     From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

     Any such advertisement will include average annual total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the coverage charge, the expenses for the underlying investment portfolio being advertised and any applicable contract maintenance charges and withdrawal charges.

     The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable contract maintenance charges and any applicable withdrawal charges to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described.


     The formula used in these calculations is:

                   n
          P (1 + T)  = ERV

     Where:

          P =       a hypothetical initial payment of $1,000
          T =       average annual total return
          n =       number of years
          ERV =     ending redeemable value at the end of the time periods
                    used (or fractional portion thereof) of a hypothetical
                    $1,000 payment made at the beginning of the time periods used.

     The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any withdrawal charge and contract maintenance charge. The deduction of any withdrawal charge and contract maintenance charge would reduce any percentage increase or make greater any percentage decrease. RBC may also advertise the historical performance of certain investment portfolios whose inception dates precede the date the accumulation units of your contract invested in the portfolio.

     You should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what your total return may be in any future period.

     Yield

     The Fidelity VIP Money Market Portfolio. The Company may advertise yield and effective yield information for the Fidelity VIP Money Market Portfolio ("Money Market Portfolio"). Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the subaccount refers to the income generated by an investment in the subaccount over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Money Market Portfolio's current yield is computed on a base period return of a hypothetical Contract having a beginning balance of one accumulation unit for a seven day period. The return is determined by dividing the net change (exclusive of any capital changes and income other than investment income) in such accumulation unit by its beginning value, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends paid by the Portfolio, and the deduction of the coverage charge and contract maintenance charge. The effective yield reflects the effects of compounding and represents an annualization of the current return with all dividends reinvested.

     Effective Yield = [(Base Period Return + 1)365/7]-1.

     The Company does not currently advertise any yield information for the Money Market Portfolio.

     Other Portfolios. The Company may also quote current yield in sales literature, advertisements and Owner communications for the other Portfolios. Each Portfolio (other than the Money Market Portfolio) will publish standardized total return information with any quotation of current yield.

     The yield computation is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for the coverage charge and the contract maintenance charge) by the accumulation unit value on the last day of the period, according to the following formula:

                           6
       Yield = 2 [(a-b + 1) - 1]
                  ----
                   cd

     Where:

     a = net investment income earned during the period by the Portfolio attributable to shares owned by the subaccount.

     b =  expenses accrued for the period (net of reimbursements).

     c = the average daily number of accumulation units outstanding during the period.

     d = the maximum offering price per accumulation unit on the last day of the period.

     The above formula will be used in calculating quotations of yield, based on specified 30-day (or one month) periods identified in the advertisement or communication. Yield calculations assume no withdrawal charge. The Company does not currently advertise any yield information for any Portfolio.

Historical Unit Values

     The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

     In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

     Reporting Agencies

     The Company may also distribute sales literature which compares the performance of the accumulation unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from Morningstar.

     Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.


                               FEDERAL TAX STATUS

     NOTE: The following description is based upon the Company's understanding of current Federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contract" under Federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

     General

     Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

     For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. If after the annuity date, annuity payments cease because of the death of the annuitant, any unrecovered investment in the contract shall be allowed as a deduction to the annuitant for his last taxable year. Unrecovered investment in the contract is the investment in the contract on the annuity date reduced by amounts received after the annuity date which were excludable from taxable income. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

     The Company is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

     Diversification

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of Federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

     On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     The Company intends that all investment portfolios underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

     Owner Control

     Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not the Company, would be considered the owner of the shares of the investment portfolios. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of the Company and the manager of the underlying investments, no arrangement may exist between a contract owner and the Company regarding specific investments or investment objectives for the underlying investments and a contract owner may not communicate with the underlying investment manager or the Company regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It remains unclear to what extent under Federal tax law owners are permitted to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Contract, could be treated as the Owner of the investment portfolios.

     Multiple Contracts

     The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax advisor prior to purchasing more than one non-qualified annuity contract in any calendar year.

     Partial 1035 Exchanges

     Section 1035 of the Code provides that a non-qualified annuity contract may be exchanged in a tax-free transaction for another annuity contract. The Internal Revenue Service (IRS) has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. However, the IRS has expressed concern that partial exchanges could be used to avoid tax that would otherwise be imposed on withdrawals from an annuity contract.

     In 2003, the IRS indicated that pending final rules, it will consider all the facts and circumstances to determine whether a partial exchange and a subsequent withdrawal from either of the annuity contracts within 24 months of the date of the partial exchange should result in the contracts being treated as a single contract for purposes of determining the tax treatment of the withdrawal. An owner may avoid this result by demonstrating that a life event such as disability, divorce or unemployment occurred between the partial exchange and the withdrawal and that the withdrawal was not contemplated at the time of the partial exchange.

     On March 13, 2008, the IRS issued a Revenue Procedure which supersedes the previously issued guidance for partial exchanges completed on or after June 30, 2008. This Revenue Procedure provides that a properly executed partial exchange will be treated as a tax-free exchange under Section 1035 of the Code if no amounts are withdrawn from either of the contracts within 12 months after the date when the transfer was made to purchase the new contract received in the exchange. In the event of a withdrawal within the 12 month period, the partial exchange will still be treated as a tax-free exchange, if the owner demonstrates that one of the designated conditions of Code Section 72 (q)(2) as listed below, or a similar life event (such as divorce or loss of employment), occurred between the date of the transfer to purchase the new contract and the date of the withdrawal. The designated conditions are:

     1.   distributions made on or after the owner attains age 59 1/2;

     2.   distributions made on or after the death of the owner;

     3.   distributions attributable to the owner's becoming disabled;

     4.   certain distributions related to qualified contracts;

     5. distributions allocable to an investment in the contract before August 14, 1982; and

     6.   certain distributions related to a structured settlement contract.

     In the event the partial exchange does not meet the requirements to be treated as a tax-free exchange, then the exchange transaction will be treated as a taxable partial withdrawal from the original contract and a purchase of the second contract with the withdrawal proceeds. Owners should consult their own tax advisors prior to entering into a partial exchange of an annuity contract and prior to making a withdrawal within 12 months of a partial exchange.

     Contracts Owned by Other than Natural Persons

     Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for Federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax advisor before purchasing a Contract to be owned by a non-natural person.

     Tax Treatment of Assignments

     Any transfer, assignment or pledge of a Contract may be a taxable event. You should therefore consult competent tax advisors should you wish to transfer, assign or pledge your Contract.

     If a Contract is issued for use under a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

     Gifting a Contract

     If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

     Death Benefits

     Any death benefits paid under the Contract are taxable to the beneficiary. Generally, such amounts are includible in the income of the beneficiary as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same manner as annuity payments.

     Certain death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the Internal Revenue Service could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

     Certain death benefits for use with a Qualified Contract, may be considered by the Internal Revenue Service as "incidental death benefits." The Code imposes limits on the amount of incidental death benefits allowable for Qualified Contracts, and if the death benefits selected by you are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts. Furthermore, the Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The contract offers death benefits which may exceed the greater of purchase payments or account (contract) value. If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs) which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

     Income Tax Withholding

     All distributions or the portion thereof which is includible in the gross income of the Owner are subject to Federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Taxable distributions made to nonresident aliens will generally be subject to a 30% withholding rate unless a lower tax treaty rate applies to such person.

     Certain distributions from retirement plans qualified under Section 401,
Section 403(b) or from a Code Section 457 governmental plan, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for Federal income tax. The 20% withholding requirement generally does not apply to: (a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; or (b) distributions which are required minimum distributions; or (c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or (d) hardship withdrawals. Participants should consult their own tax counsel or other tax advisor regarding withholding requirements.

     When all or part of an annuity contract or a death benefit under the contract is transferred or paid to an individual two or more generations younger than the owner, a generation-skipping transfer tax may be owed. Under certain circumstances, Federal tax law may require the company to withhold the tax from the contract and pay it directly to the Internal Revenue Service.

     Tax Treatment of Withdrawals - Non-Qualified Contracts

     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

     With respect to (d) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception is used.

     The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

     Withdrawals - Investment Adviser Fees

     The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA or Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the Contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity Contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract.

     Delayed Annuity Payments

     Although there is no guidance in the Federal tax law as to when annuity payments must commence under a non-qualified contract, the Internal Revenue Service could take the position that if annuity payments do not begin or are not scheduled to begin until an advanced age, such as after age 85, then the contract should not be treated as an annuity contract for Federal tax purposes. If such was to occur, then the income under the contract could become currently taxable to the Owner.

     Qualified Plans

     The Contracts offered herein may also be used as Qualified Contracts. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan.

     A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that make it an important investment for a qualified plan. The following discussion of Qualified Contracts is not exhaustive and is for general informational purposes only. The tax rules regarding Qualified Contracts are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Qualified Contract.

     Qualified Contracts include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Qualified Contracts are not transferable except upon surrender or annuitization. On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Qualified Contracts used with employer sponsored plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans and where required under state law.

     Individual Retirement Annuities

     Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     Roth IRAs

     Section 408(A) of the Code provides that certain individuals may purchase a type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are not deductible from taxable income.

     Qualified distributions from Roth IRAs are free from Federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

     Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, under certain circumstances, an individual may make a rollover contribution from a non-Roth IRA and certain eligible retirement plans to a Roth IRA.

     Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     Tax-Sheltered Annuities

     Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includable in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Contracts" and "Tax-Sheltered Annuities - Withdrawal Limitations" below.) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     On July 26, 2007 final Regulations were issued by the IRS relating to tax-sheltered annuities which require certain material changes to such contracts including, among others, the requirement of a written plan document and restrictions on transfers between tax-sheltered annuity contracts. Though generally effective beginning January 1, 2009, these Regulations will have implications for tax-sheltered annuities before that date. Owners of tax-sheltered annuity contracts should consult their tax advisors to determine the effect of these regulations on their Contracts.

     Tax Treatment of Withdrawals - Qualified Contracts

     In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Section 403(b) (Tax-Sheltered Annuities) and Sections 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includable in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55 (age 50 for public safety employees in certain governmental plans); (e) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions made on account of an IRS levy upon the Qualified Contract; (h) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (i) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; (j) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code.); and (k) a qualified reservist distribution as defined in the Code.

     The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

     With respect to (c) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

     Required Distributions

     Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required distributions from a Roth IRA prior to the death of the owner.

     The Internal Revenue Service has issued regulations regarding required minimum distributions from qualified plans. One of these regulations, which became effective January 1, 2006, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of certain other benefits under the contract, including some forms of additional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax advisor. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax advisor to determine that your distributions comply with these rules.

     Tax-Sheltered Annuities - Withdrawal Limitations

     The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code).

     Withdrawals can only be made under the following circumstances:

     1. when an owner reaches age 59 1/2;

     2. when an owner has a severance from employment;

     3. when an owner dies;

     4. when an owner becomes disabled (as that term is defined in the Code);

     5. when an amount is paid as a qualified reservist distribution as defined in the Code; or

     6. in the case of hardship. Hardship withdrawals are limited to purchase payments and cannot include any earnings.

     Owners should consult their own tax counsel or other tax advisor regarding any distributions.

     Hurricane Victims Tax Relief

     Recent tax law changes have been made regarding Qualified Contracts to provide victims of Hurricanes Katrina, Rita and Wilma with special tax relief for certain periods of time related to the tax treatment of withdrawals, the 10% penalty tax, recontribution of certain withdrawal amounts and the limitations applicable to loan amounts and repayments. Persons eligible for the special tax treatment are generally those whose principal residence was in the designated hurricane disaster area and who sustained an economic loss from the applicable hurricane. Owners should consult their own tax advisors regarding their eligibility for this tax relief.


                               ANNUITY PROVISIONS

     Fixed Annuity

     A fixed annuity is an annuity with payments which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The dollar amount of each fixed annuity will be determined in accordance with annuity tables contained in the contract.

     Variable Annuity

     A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio(s) of the Separate Account.

     Annuity Unit Value

     On the Annuity Date a fixed number of Annuity units will be purchased as follows:

     For each Subaccount the fixed number of Annuity units is equal to the Adjusted Contract Value for all Subaccounts, divided first by $1,000, then multiplied by the appropriate Annuity Payment amount from the Annuity Table contained in the Contract for each $1,000 of value for the Annuity Option selected, and then divided by the Annuity unit value for that Subaccount on the Annuity Date. After that, the number of Annuity units in each Subaccount remains unchanged unless you elect to transfer between Subaccounts. All calculations will appropriately reflect the Annuity Payment frequency selected.

     On each Annuity Payment date, the total Variable Annuity Payment is the sum of the Annuity Payments for each Subaccount. The Variable Annuity Payment in each Subaccount is determined by multiplying the number of Annuity units then allocated to such Subaccount by the Annuity unit value for that Subaccount. On each subsequent business day, the value of an Annuity unit is determined in the following way:

     First: The Net Investment Factor is determined as described in the prospectus under "Accumulation Units".

     Second:      The value of an Annuity Unit for a business day is equal to:

                  a. the value of the Annuity Unit for the immediately preceding business day;

                  b. multiplied by the Net Investment Factor for current
                     business day;

                  c. divided by the Assumed Net Investment Factor (see below) or the business day.

     The Assumed Net Investment Factor is equal to one plus the Assumed Investment Return which is used in determining the basis for the purchase of an Annuity, adjusted to reflect the particular business day. The Assumed Investment Return that we will use is 3 1/2%. However, we may agree with you to use a different value.

     The Company may elect to determine the amount of each annuity payment up to 10 business days prior to the elected payment date. The value of your contract less any applicable premium tax is applied to the applicable annuity table to determine the initial annuity payment.


                         MORTALITY AND EXPENSE GUARANTEE

     We guarantee that the dollar amount of each Annuity Payment after the first will not be affected by variations in mortality or expense experience.


                              FINANCIAL STATEMENTS

     The statements of net assets of the Subaccounts comprising the RBC Variable Annuity Account A as of December 31, 2007, and the related statements of operations and changes in net assets for the years ended December 31, 2007 and December 31, 2006 and the independent registered public accounting firm's reports with respect thereto, follow.

     The audited statutory-basis financial statements of the Company as of December 31, 2007 and 2006 and for each of the years in the three year period ended December 31, 2007, which are also included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.

                        RBC Variable Annuity Account A

                          Financial Statements as of
                        December 31, 2007, and for the
                    Years Ended December 31, 2007 and 2006,
                     and Report of Independent Registered
                            Public Accounting Firm

                        RBC VARIABLE ANNUITY ACCOUNT A

                               TABLE OF CONTENTS

                                                                                                  Page
                                                                                                ---------
Report of Independent Registered Public Accounting Firm........................................   F-1-F-2

Audited Financial Statements as of December 31, 2007, and for the years ended December 31, 2007 and 2006:

   Statement of Net Assets.....................................................................       F-3

   Statements of Operations and Changes in Net Assets..........................................  F-4-F-15

   Notes to Financial Statements............................................................... F-16-F-30

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Liberty Life Insurance Company
and Contract Owners of
RBC Variable Annuity Account A:

   We have audited the accompanying statement of net assets of the RBC Variable Annuity Account A (the "Separate Account") of Liberty Life Insurance Company ("LLIC") comprising each of the individual Subaccounts listed in Appendix A as of December 31, 2007, and the related statements of operations and changes in net assets for the two years then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2007, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account as of December 31, 2007, the results of their operations and changes in their net assets for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

April 25, 2008

Appendix A

Dreyfus Stock Index Fund
Dreyfus Investment Portfolios:
  Small Cap Stock Index Portfolio
AIM Variable Insurance Funds:
  AIM VI High Yield Fund
  AIM VI Capital Development Fund
  AIM VI Core Equity Fund
Lazard Retirement Series, Inc.:
  Retirement Small Cap Portfolio
American Century Variable Portfolios, Inc.:
  VP Income and Growth Fund
  VP Value Fund
  VP Ultra Fund
The Alger American Fund:
  Growth Portfolio
  Mid Cap Growth Portfolio
  Leveraged AllCap Portfolio
Variable Insurance Products Fund:
  Fidelity VIP Overseas Portfolio
  Fidelity VIP Growth Portfolio
Variable Insurance Products II Fund:
  Fidelity VIP II Contrafund Portfolio
Variable Insurance Products III Fund:
  Fidelity VIP III Mid Cap Portfolio
Variable Insurance Products V Fund:
  Fidelity VIP V Investment Grade Bond Portfolio
  Fidelity VIP V Money Market Portfolio
Janus Aspen Series:
  International Growth Portfolio
  Small Company Value Portfolio
Lord Abbett Series Fund, Inc.:
  America's Value Portfolio
  Bond Debenture Portfolio
  Growth and Income Portfolio
  Mid Cap Value Portfolio
T. Rowe Price Equity Series, Inc.:
  Blue Chip Growth Portfolio
  Equity Income Portfolio II
  Health Sciences Portfolio II
  Personal Strategy Balanced Portfolio
Vanguard Variable Insurance Fund:
  Mid Cap Index Portfolio
  REIT Index Portfolio
  Total Bond Market Index Portfolio
  Total Stock Market Index Portfolio
  Small Company Growth Portfolio
  Capital Growth Portfolio

                        RBC VARIABLE ANNUITY ACCOUNT A

                            STATEMENT OF NET ASSETS

                            As of December 31, 2007

                                                     Number of   Share              Net Assets
                                                    Shares Owned Value     Cost    at Fair Value
                                                    ------------ ------ ---------- -------------
Net Assets--Investments:
Dreyfus Stock Index Fund...........................    20,481    $37.40 $  594,056  $  765,993
Dreyfus Investment Portfolios:
   Small Cap Stock Index Portfolio.................     2,496     17.64     45,201      44,026
AIM Variable Insurance Funds:
   AIM VI--High Yield Fund.........................    34,554      5.74    215,801     198,341
   AIM VI--Capital Development Fund................     1,582     18.85     30,152      29,821
   AIM VI--Core Equity Fund........................    12,394     29.11    331,231     360,782
Lazard Retirement Series, Inc.:
   Retirement Small Cap Portfolio..................    80,657      9.98  1,073,829     804,954
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund.......................    46,304      8.46    360,563     391,733
   VP Value Fund...................................   145,554      7.47  1,123,166   1,087,291
   VP Ultra Fund...................................       968     12.15     10,498      11,767
The Alger American Fund:
   Growth Portfolio................................     7,023     49.27    248,460     346,039
   Mid Cap Growth Portfolio........................    57,244     23.62  1,038,603   1,352,104
   Leveraged AllCap Portfolio......................    10,560     55.39    324,258     584,914
Variable Insurance Products Fund:
   Fidelity VIP Overseas Portfolio.................    23,554     25.12    530,031     591,680
   Fidelity VIP Growth Portfolio...................    12,652     44.65    434,844     564,934
Variable Insurance Products II Fund:
   Fidelity VIP II Contrafund Portfolio............    18,088     27.46    547,864     496,710
Variable Insurance Products III Fund:
   Fidelity VIP III Mid Cap Portfolio..............    20,907     36.16    689,760     755,981
Variable Insurance Products V Fund:
   Fidelity VIP V Investment Grade Bond Portfolio..   164,263     12.76  2,066,209   2,095,998
   Fidelity VIP V Money Market Portfolio...........   870,295      1.00    870,295     870,295
Janus Aspen Series:
   International Growth Portfolio..................    17,666     65.31    793,799   1,153,770
   Small Company Value Portfolio...................     8,384     17.99    162,720     150,820
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio.......................       883     14.79     13,568      13,055
   Bond Debenture Portfolio........................    15,065     11.77    185,196     177,311
   Growth and Income Portfolio.....................    75,848     27.91  2,087,226   2,116,930
   Mid Cap Value Portfolio.........................     9,002     18.90    202,612     170,135
T. Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio......................    35,986     11.81    353,609     424,999
   Equity Income Portfolio II......................     2,281     23.65     56,969      53,943
   Health Sciences Portfolio II....................     3,681     13.73     48,019      50,546
   Personal Strategy Balanced Portfolio............    49,785     18.70    911,997     930,972
Vanguard Variable Insurance Fund:
   Mid Cap Index Portfolio.........................     4,242     18.58     79,257      78,819
   REIT Index Portfolio............................     6,569     18.92    148,135     124,288
   Total Bond Market Index Portfolio...............    13,186     11.54    146,578     152,166
   Total Stock Market Index Portfolio..............     7,356     31.09    231,240     228,689
   Small Company Growth Portfolio..................     3,375     18.15     62,201      61,262
   Capital Growth Portfolio........................     1,385     18.55     25,202      25,691

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                     For the year ended December 31, 2007

                                                       Dreyfus Investment
                                             Dreyfus       Portfolios            AIM Variable Insurance Funds
                                              Stock    ------------------ -----------------------------------------
                                              Index     Small Cap Stock   AIM VI--High AIM VI--Capital  AIM VI--Core
                                              Fund      Index Portfolio    Yield Fund  Development Fund Equity Fund
                                            ---------  ------------------ ------------ ---------------- ------------
Net investment income (loss):
   Ordinary dividend income................ $  15,057       $    153        $ 14,688       $    --       $   4,083
   Coverage charges........................   (12,015)          (899)         (2,770)         (256)         (5,799)
                                            ---------       --------        --------       -------       ---------
Net investment income (loss)...............     3,042           (746)         11,918          (256)         (1,716)
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on
    investment transactions................    50,228          2,412           2,164           147          27,423
   Capital gains distribution..............        --          1,644              --         1,472              --
   Increase (decrease) in unrealized
    appreciation on investments............   (18,811)        (4,674)        (12,447)         (806)          1,950
                                            ---------       --------        --------       -------       ---------
Net realized and unrealized gain (loss) on
 investments...............................    31,417           (618)        (10,283)          813          29,373
                                            ---------       --------        --------       -------       ---------
Increase (decrease) in net assets resulting
 from operations...........................    34,459         (1,364)          1,635           557          27,657
Capital share transactions:
   Deposits................................     2,899          6,332          10,526         2,953           3,796
   Surrenders and death benefits...........  (223,748)       (19,688)        (38,648)           --         (85,273)
   Contract maintenance charges............      (420)           (17)           (107)           (9)           (199)
   Transfers between sub-accounts,
    including fixed interest account.......    22,518          6,446          33,107        21,707         (45,163)
                                            ---------       --------        --------       -------       ---------
Increase (decrease) in net assets resulting
 from capital share transactions...........  (198,751)        (6,927)          4,878        24,651        (126,839)
                                            ---------       --------        --------       -------       ---------
Increase (decrease) in net assets..........  (164,292)        (8,291)          6,513        25,208         (99,182)
Net assets--beginning of year..............   930,285         52,317         191,828         4,613         459,964
                                            ---------       --------        --------       -------       ---------
      Net assets--end of year.............. $ 765,993       $ 44,026        $198,341       $29,821       $ 360,782
                                            =========       ========        ========       =======       =========


                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2007


                                                                                                                 The Alger
                                                               Lazard Retirement        American Century         American
                                                                 Series, Inc.       Variable Portfolios, Inc.      Fund
                                                               ----------------- ------------------------------  ---------
                                                                  Retirement     VP Income
                                                                   Small Cap     and Growth  VP Value   VP Ultra  Growth
                                                                   Portfolio        Fund       Fund       Fund   Portfolio
                                                               ----------------- ---------- ----------  -------- ---------
Net investment income (loss):
   Ordinary dividend income...................................    $       --     $   8,206  $   19,837  $    --  $   1,512
   Coverage charges...........................................       (11,597)       (5,507)    (16,222)    (109)    (4,854)
                                                                  ----------     ---------  ----------  -------  ---------
Net investment income (loss)..................................       (11,597)        2,699       3,615     (109)    (3,342)
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions........        59,759        54,365      61,026       87     52,429
   Capital gains distribution.................................       332,551            --     102,870       --         --
   Increase (decrease) in unrealized appreciation on
    investments...............................................      (457,023)      (61,425)   (237,948)   1,031     15,454
                                                                  ----------     ---------  ----------  -------  ---------
Net realized and unrealized gain (loss) on investments........       (64,713)       (7,060)    (74,052)   1,118     67,883
                                                                  ----------     ---------  ----------  -------  ---------
Increase (decrease) in net assets resulting from operations...       (76,310)       (4,361)    (70,437)   1,009     64,541
Capital share transactions:
   Deposits...................................................         1,160         6,719       4,921    5,200         --
   Surrenders and death benefits..............................      (221,661)     (192,757)   (302,866)      --   (113,295)
   Contract maintenance charges...............................          (365)         (316)       (320)      (5)      (173)
   Transfers between sub-accounts, including fixed interest
    account...................................................        66,395       106,230     138,422      198     35,394
                                                                  ----------     ---------  ----------  -------  ---------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................      (154,471)      (80,124)   (159,843)   5,393    (78,074)
                                                                  ----------     ---------  ----------  -------  ---------
Increase (decrease) in net assets.............................      (230,781)      (84,485)   (230,280)   6,402    (13,533)
Net assets--beginning of year.................................     1,035,735       476,218   1,317,571    5,365    359,572
                                                                  ----------     ---------  ----------  -------  ---------
      Net assets--end of year.................................    $  804,954     $ 391,733  $1,087,291  $11,767  $ 346,039
                                                                  ==========     =========  ==========  =======  =========


                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2007


                                                                                        Variable Insurance   Variable Insurance
                                                               The Alger American Fund     Products Fund      Products II Fund
                                                               ----------------------  --------------------  ------------------
                                                                                       Fidelity   Fidelity        Fidelity
                                                                 Mid Cap    Leveraged     VIP        VIP           VIP II
                                                                 Growth      AllCap    Overseas    Growth        Contrafund
                                                                Portfolio   Portfolio  Portfolio  Portfolio      Portfolio
                                                               ----------   ---------  ---------  ---------  ------------------
Net investment income (loss):
   Ordinary dividend income................................... $       --   $     --   $  17,404  $   2,401      $   3,396
   Coverage charges...........................................    (17,222)    (6,923)     (7,849)    (7,662)        (6,529)
                                                               ----------   --------   ---------  ---------      ---------
Net investment income (loss)..................................    (17,222)    (6,923)      9,555     (5,261)        (3,133)
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions........     73,199     17,241     113,895     57,804         67,320
   Capital gains distribution.................................    182,267         --      40,939        354        116,141
   Increase (decrease) in unrealized appreciation on
    investments...............................................    116,024    139,013     (78,600)    65,132       (104,409)
                                                               ----------   --------   ---------  ---------      ---------
Net realized and unrealized gain (loss) on investments........    371,490    156,254      76,234    123,290         79,052
                                                               ----------   --------   ---------  ---------      ---------
Increase (decrease) in net assets resulting from operations...    354,268    149,331      85,789    118,029         75,919
Capital share transactions:
   Deposits...................................................      2,385         --      16,675      8,973          7,590
   Surrenders and death benefits..............................   (160,148)   (17,187)   (106,055)  (215,038)      (208,550)
   Contract maintenance charges...............................       (165)      (123)       (332)      (192)          (220)
   Transfers between sub-accounts, including fixed interest
    account...................................................   (114,245)   (38,480)     (6,789)    94,614        174,827
                                                               ----------   --------   ---------  ---------      ---------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................   (272,173)   (55,790)    (96,501)  (111,643)       (26,353)
                                                               ----------   --------   ---------  ---------      ---------
Increase (decrease) increase in net assets....................     82,095     93,541     (10,712)     6,386         49,566
Net assets--beginning of year.................................  1,270,009    491,373     602,392    558,548        447,144
                                                               ----------   --------   ---------  ---------      ---------
      Net assets--end of year................................. $1,352,104   $584,914   $ 591,680  $ 564,934      $ 496,710
                                                               ==========   ========   =========  =========      =========


                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2007

                                                         Variable                                                       Lord
                                                         Insurance                                                     Abbett
                                                         Products      Variable Insurance                              Series
                                                         III Fund       Products V Fund        Janus Aspen Series    Fund, Inc.
                                                         ---------  -----------------------  ----------------------  ----------
                                                                     Fidelity
                                                                      VIP V
                                                         Fidelity   Investment    Fidelity                   Small
                                                          VIP III     Grade        VIP V     International  Company  America's
                                                          Mid Cap      Bond     Money Market    Growth       Value     Value
                                                         Portfolio  Portfolio*   Portfolio*    Portfolio   Portfolio Portfolio
                                                         ---------  ----------  ------------ ------------- --------- ----------
Net investment income (loss):
   Ordinary dividend income............................. $   7,591  $   95,974  $    42,067   $    7,500   $     --   $   364
   Coverage charges.....................................   (10,028)    (29,879)     (12,524)     (19,246)    (2,042)     (199)
                                                         ---------  ----------  -----------   ----------   --------   -------
Net investment income (loss)............................    (2,437)     66,095       29,543      (11,746)    (2,042)      165
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions........................................    20,802      (6,732)          --      485,625      1,510         8
   Capital gains distribution...........................    83,275          --           --           --      4,391       384
   Increase (decrease) in unrealized appreciation on
    investments.........................................    (5,384)      7,947           --     (171,933)   (17,306)     (565)
                                                         ---------  ----------  -----------   ----------   --------   -------
Net realized and unrealized gain (loss) on
 investments............................................    98,693       1,215           --      313,692    (11,405)     (173)
                                                         ---------  ----------  -----------   ----------   --------   -------
Increase (decrease) in net assets resulting from
 operations.............................................    96,256      67,310       29,543      301,946    (13,447)       (8)
Capital share transactions:
   Deposits.............................................       437       9,772    2,161,428       35,213      2,548        --
   Surrenders and death benefits........................  (245,828)   (457,208)    (769,224)    (613,409)   (11,268)       --
   Contract maintenance charges.........................      (278)       (761)        (607)        (865)       (65)       (3)
   Transfers between sub-accounts, including fixed
    interest account....................................    30,244     187,389   (1,216,537)     254,701    103,517    11,188
                                                         ---------  ----------  -----------   ----------   --------   -------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................  (215,425)   (260,808)     175,060     (324,360)    94,732    11,185
                                                         ---------  ----------  -----------   ----------   --------   -------
Increase (decrease) in net assets.......................  (119,169)   (193,498)     204,603      (22,414)    81,285    11,177
Net assets--beginning of year...........................   875,150   2,289,496      665,692    1,176,184     69,535     1,878
                                                         ---------  ----------  -----------   ----------   --------   -------
      Net assets--end of year........................... $ 755,981  $2,095,998  $   870,295   $1,153,770   $150,820   $13,055
                                                         =========  ==========  ===========   ==========   ========   =======

--------
    * See Note 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2007

                                             Lord Abbett Series Fund, Inc.          T. Rowe Price Equity Series, Inc.
                                            -------------------------------  -----------------------------------------------
                                                                      Mid      Blue                                Personal
                                              Bond     Growth and     Cap      Chip        Equity       Health     Strategy
                                            Debenture    Income      Value    Growth       Income      Sciences    Balanced
                                            Portfolio  Portfolio   Portfolio Portfolio  Portfolio II Portfolio II  Portfolio
                                            --------- -----------  --------- ---------  ------------ ------------ ----------
Net investment income (loss):
   Ordinary dividend income................ $ 10,719  $    26,334  $    776  $   1,748    $    824     $     --   $   23,071
   Coverage charges........................   (1,601)     (35,588)   (2,260)    (6,122)       (998)      (1,440)     (14,063)
                                            --------  -----------  --------  ---------    --------     --------   ----------
Net investment income (loss)...............    9,118       (9,254)   (1,484)    (4,374)       (174)      (1,440)       9,008
Net realized and unrealized gain (loss) on
 investments:
   Net realized (loss) gain on investment
    transactions...........................      468      128,538       603     31,775       4,358       11,266       44,035
   Capital gains distribution..............      580      145,218    22,827         --       3,263        3,755       84,263
   Increase (decrease) in unrealized
    appreciation on investments............   (7,547)    (202,546)  (28,441)    18,606      (6,147)      (2,130)     (65,804)
                                            --------  -----------  --------  ---------    --------     --------   ----------
Net realized and unrealized gain (loss) on
 investments...............................   (6,499)      71,210    (5,011)    50,381       1,474       12,891       62,494
                                            --------  -----------  --------  ---------    --------     --------   ----------
Increase (decrease) in net assets resulting
 from operations...........................    2,619       61,956    (6,495)    46,007       1,300       11,451       71,502
Capital share transactions:
   Deposits................................    7,476        6,106     9,101      7,019         628       10,164        3,562
   Surrenders and death benefits...........   (5,701)  (1,072,870)   (1,549)  (140,768)    (30,363)     (30,517)    (336,390)
   Contract maintenance charges............      (43)        (894)      (60)      (191)        (22)         (22)        (469)
   Transfers between sub-accounts,
    including fixed interest account.......  136,319      137,277    73,985     38,476      17,911      (18,431)      40,491
                                            --------  -----------  --------  ---------    --------     --------   ----------
Increase (decrease) in net assets resulting
 from capital share transactions...........  138,051     (930,381)   81,477    (95,464)    (11,846)     (38,806)    (292,806)
                                            --------  -----------  --------  ---------    --------     --------   ----------
Increase (decrease) in net assets..........  140,670     (868,425)   74,982    (49,457)    (10,546)     (27,355)    (221,304)
Net assets--beginning of year..............   36,641    2,985,355    95,153    474,456      64,489       77,901    1,152,276
                                            --------  -----------  --------  ---------    --------     --------   ----------
      Net assets--end of year.............. $177,311  $ 2,116,930  $170,135  $ 424,999    $ 53,943     $ 50,546   $  930,972
                                            ========  ===========  ========  =========    ========     ========   ==========

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

        STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS--(Concluded)

                     For the year ended December 31, 2007

                                                                             Vanguard Variable Insurance Fund
                                                               -----------------------------------------------------------
                                                                                      Total     Total
                                                                                      Bond      Stock     Small
                                                                Mid Cap     REIT     Market    Market    Company   Capital
                                                                 Index      Index     Index     Index    Growth    Growth
                                                               Portfolio  Portfolio Portfolio Portfolio Portfolio Portfolio
                                                               ---------  --------- --------- --------- --------- ---------
Net investment income (loss):
   Ordinary dividend income................................... $     656  $  1,292  $  3,799  $  1,104  $     70  $     36
   Coverage charges...........................................    (1,622)   (1,895)   (2,157)   (2,622)     (551)     (159)
                                                               ---------  --------  --------  --------  --------  --------
Net investment income (loss)..................................      (966)     (603)    1,642    (1,518)     (481)     (123)
Net realized and unrealized gain (loss) on investments:
   Net realized gain on investment transactions...............    16,247     5,947     1,209        33       646     1,640
   Capital gains distribution.................................     5,525     5,279        --     4,513     1,234       118
   Increase (decrease) in unrealized appreciation on
    investments...............................................   (16,371)  (31,922)    2,696    (2,949)     (648)   (1,319)
                                                               ---------  --------  --------  --------  --------  --------
Net realized and unrealized gain (loss) on investments........     5,401   (20,696)    3,905     1,597     1,232       439
                                                               ---------  --------  --------  --------  --------  --------
Increase (decrease) in net assets resulting from operations...     4,435   (21,299)    5,547        79       751       316
Capital share transactions:
   Deposits...................................................     3,019     9,159    11,844     1,051     2,600        --
   Surrenders and death benefits..............................  (152,343)  (53,871)   (2,101)  (24,655)  (35,935)  (21,109)
   Contract maintenance charges...............................       (29)      (32)      (76)      (15)      (13)       (1)
   Transfers between sub-accounts, including fixed interest
    account...................................................    43,482    98,471    48,118   164,979    60,358    24,613
                                                               ---------  --------  --------  --------  --------  --------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................  (105,871)   53,727    57,785   141,360    27,010     3,503
                                                               ---------  --------  --------  --------  --------  --------
Increase (decrease) in net assets.............................  (101,436)   32,428    63,332   141,439    27,761     3,819
Net assets--beginning of year.................................   180,255    91,860    88,834    87,250    33,501    21,872
                                                               ---------  --------  --------  --------  --------  --------
      Net assets--end of year................................. $  78,819  $124,288  $152,166  $228,689  $ 61,262  $ 25,691
                                                               =========  ========  ========  ========  ========  ========


                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                     For the year ended December 31, 2006


                                                                Dreyfus
                                                              Investment
                                                              Portfolios        AIM Variable Insurance Funds
                                                              ----------- ----------------------------------------
                                                     Dreyfus
                                                      Stock    Small Cap               AIM VI--Capital
                                                      Index   Stock Index AIM VI--High   Development   AIM VI--Core
                                                      Fund     Portfolio   Yield Fund       Fund       Equity Fund
                                                    --------  ----------- ------------ --------------- ------------
Net investment income (loss):
   Ordinary dividend income........................ $ 14,745    $    85     $ 16,456       $   --        $  2,452
   Coverage charges................................  (11,730)      (678)      (3,088)         (56)         (3,294)
                                                    --------    -------     --------       ------        --------
Net investment income (loss).......................    3,015       (593)      13,368          (56)           (842)
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...................................   (2,036)       369        4,325           27           1,826
   Capital gains distribution......................       --        482           --           80              --
   Increase (decrease) in unrealized appreciation
    on investments.................................  115,585      3,309        4,524          378          27,561
                                                    --------    -------     --------       ------        --------
Net realized and unrealized gain (loss) on
 investments.......................................  113,549      4,160        8,849          485          29,387
                                                    --------    -------     --------       ------        --------
Increase (decrease) in net assets resulting from
 operations........................................  116,564      3,567       22,217          429          28,545
Capital share transactions:
   Deposits........................................    2,587     17,284          150           --              --
   Surrenders and death benefits...................  (91,391)    (2,877)     (58,229)        (141)        (42,098)
   Contract maintenance charges....................     (367)        (8)        (119)          (5)            (80)
   Transfers between sub-accounts, including
    fixed interest account.........................   39,917     31,178          170        2,906         472,649
                                                    --------    -------     --------       ------        --------
Increase (decrease) in net assets resulting from
 capital share transactions........................  (49,254)    45,577      (58,028)       2,760         430,471
                                                    --------    -------     --------       ------        --------
Increase (decrease) in net assets..................   67,310     49,144      (35,811)       3,189         459,016
Net assets--beginning of year......................  862,975      3,173      227,639        1,424             948
                                                    --------    -------     --------       ------        --------
      Net assets--end of year...................... $930,285    $52,317     $191,828       $4,613        $459,964
                                                    ========    =======     ========       ======        ========

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2006

                                                                      Lazard                                    The Alger
                                                                    Retirement         American Century         American
                                                                   Series, Inc.    Variable Portfolios, Inc.      Fund
                                                                   ------------ ------------------------------  ---------
                                                                    Retirement  VP Income
                                                                    Small Cap   and Growth  VP Value   VP Ultra  Growth
                                                                    Portfolio      Fund       Fund       Fund   Portfolio
                                                                   ------------ ---------- ----------  -------- ---------
Net investment income (loss):
   Ordinary dividend income.......................................  $       --   $  8,038  $   16,742   $   --  $    458
   Coverage charges...............................................     (13,512)    (6,143)    (15,827)     (52)   (4,826)
                                                                    ----------   --------  ----------   ------  --------
Net investment income (loss)......................................     (13,512)     1,895         915      (52)   (4,368)
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions............      39,780     18,137      24,626        1     7,199
   Capital gains distribution.....................................      84,876         --     105,609       --        --
   Increase (decrease) in unrealized appreciation on investments..      37,062     44,969      69,843      187    13,216
                                                                    ----------   --------  ----------   ------  --------
Net realized and unrealized gain (loss) on investments............     161,718     63,106     200,078      188    20,415
                                                                    ----------   --------  ----------   ------  --------
Increase (decrease) in net assets resulting from operations.......     148,206     65,001     200,993      136    16,047
Capital share transactions:
   Deposits.......................................................           5      1,790       2,300       --        13
   Surrenders and death benefits..................................    (152,851)   (70,161)   (169,265)      --   (46,392)
   Contract maintenance charges...................................        (256)      (246)       (314)      (1)     (111)
   Transfers between sub-accounts, including fixed interest
    account.......................................................      16,055     48,509      70,953    4,685    18,060
                                                                    ----------   --------  ----------   ------  --------
Increase (decrease) in net assets resulting from capital share
 transactions.....................................................    (137,047)   (20,108)    (96,326)   4,684   (28,430)
                                                                    ----------   --------  ----------   ------  --------
Increase (decrease) in net assets.................................      11,159     44,893     104,667    4,820   (12,383)
Net assets--beginning of year.....................................   1,024,576    431,325   1,212,904      545   371,955
                                                                    ----------   --------  ----------   ------  --------
      Net assets--end of year.....................................  $1,035,735   $476,218  $1,317,571   $5,365  $359,572
                                                                    ==========   ========  ==========   ======  ========


                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2006

                                                                                                  Variable Insurance
                                                                   The Alger American Fund           Products Fund
                                                                   ----------------------- --------------------------------
                                                                                                                  Fidelity
                                                                                           Fidelity   Fidelity      VIP
                                                                     Mid Cap    Leveraged     VIP        VIP       Money
                                                                     Growth      AllCap    Overseas    Growth      Market
                                                                    Portfolio   Portfolio  Portfolio  Portfolio  Portfolio*
                                                                   ----------   ---------  ---------  --------- -----------
Net investment income (loss):
   Ordinary dividend income....................................... $       --   $      --  $   4,824  $    851  $    38,494
   Coverage charges...............................................    (17,943)     (7,050)    (8,561)   (6,593)     (12,085)
                                                                   ----------   ---------  ---------  --------  -----------
Net investment income (loss)......................................    (17,943)     (7,050)    (3,737)   (5,742)      26,409
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions............     20,815      (6,917)   125,001    17,539           --
   Capital gains distribution.....................................    195,658          --      4,181        --           --
   Increase (decrease) in unrealized appreciation on investments..    (76,697)    105,727    (32,544)   15,045           --
                                                                   ----------   ---------  ---------  --------  -----------
Net realized and unrealized gain (loss) on investments............    139,776      98,810     96,638    32,584           --
                                                                   ----------   ---------  ---------  --------  -----------
Increase (decrease) in net assets resulting from operations.......    121,833      91,760     92,901    26,842       26,409
Capital share transactions:
   Deposits.......................................................      1,144          --         23        15    1,554,499
   Surrenders and death benefits..................................   (283,972)   (150,555)  (211,994)  (69,016)    (270,012)
   Contract maintenance charges...................................       (173)       (102)      (218)     (133)        (452)
   Transfers between sub-accounts, including fixed interest
    account.......................................................    (97,558)     (9,333)    55,882    84,386   (1,385,327)
                                                                   ----------   ---------  ---------  --------  -----------
Increase (decrease) in net assets resulting from capital share
 transactions.....................................................   (380,559)   (159,990)  (156,307)   15,252     (101,292)
                                                                   ----------   ---------  ---------  --------  -----------
Increase (decrease) increase in net assets........................   (258,726)    (68,230)   (63,406)   42,094      (74,883)
Net assets--beginning of year.....................................  1,528,735     559,603    665,798   516,454      740,575
                                                                   ----------   ---------  ---------  --------  -----------
      Net assets--end of year..................................... $1,270,009   $ 491,373  $ 602,392  $558,548  $   665,692
                                                                   ==========   =========  =========  ========  ===========

--------
    * See Note 1


                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2006

                                            Variable Insurance     Variable Insurance                            Lord Abbett
                                             Products II Fund      Products III Fund    Janus Aspen Series    Series Fund, Inc.
                                        -------------------------  ------------------ ----------------------  -----------------
                                         Fidelity  Fidelity VIP II      Fidelity                      Small
                                          VIP II     Investment         VIP III       International  Company      America's
                                        Contrafund   Grade Bond         Mid Cap          Growth       Value         Value
                                        Portfolio    Portfolio*        Portfolio        Portfolio   Portfolio     Portfolio
                                        ---------- --------------- ------------------ ------------- --------- -----------------
Net investment income (loss):
   Ordinary dividend income............  $  4,323    $   97,701        $   3,187       $   19,317    $    --       $   43
   Coverage charges....................    (5,981)      (32,196)         (11,807)         (13,364)      (378)         (13)
                                         --------    ----------        ---------       ----------    -------       ------
Net investment income (loss)...........    (1,658)       65,505           (8,620)           5,953       (378)          30
Net realized and unrealized gain (loss)
 on investments:
   Net realized gain (loss) on
    investment transactions............    33,634        (7,030)          19,125          127,760         57            1
   Capital gains distribution..........    36,574         5,850          107,918               --        509           36
   Increase (decrease) in unrealized
    appreciation on investments........   (26,667)        7,841          (20,629)         216,701      5,358           32
                                         --------    ----------        ---------       ----------    -------       ------
Net realized and unrealized gain (loss)
 on investments........................    43,541         6,661          106,414          344,461      5,924           69
                                         --------    ----------        ---------       ----------    -------       ------
Increase (decrease) in net assets
 resulting from operations.............    41,883        72,166           97,794          350,414      5,546           99
Capital share transactions:
   Deposits............................     2,325        25,374               15           49,347        700           --
   Surrenders and death benefits.......   (66,899)     (397,412)        (113,828)        (150,491)        --           --
   Contract maintenance charges........      (192)         (660)            (246)            (311)        (2)          (1)
   Transfers between sub-accounts,
    including fixed interest
    account............................    50,727       107,965          (41,244)         229,211     62,750        1,252
                                         --------    ----------        ---------       ----------    -------       ------
Increase (decrease) in net assets
 resulting from capital share
 transactions..........................   (14,039)     (264,733)        (155,303)         127,756     63,448        1,251
                                         --------    ----------        ---------       ----------    -------       ------
Increase (decrease) in net assets......    27,844      (192,567)         (57,509)         478,170     68,994        1,350
Net assets--beginning of year..........   419,300     2,482,063          932,659          698,014        541          528
                                         --------    ----------        ---------       ----------    -------       ------
      Net assets--end of year..........  $447,144    $2,289,496        $ 875,150       $1,176,184    $69,535       $1,878
                                         ========    ==========        =========       ==========    =======       ======

--------
    * See Note 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2006

                                         Lord Abbett Series Fund, Inc.         T. Rowe Price Equity Series, Inc.
                                        ------------------------------  ----------------------------------------------
                                                                                                             Personal
                                          Bond    Growth and   Mid Cap  Blue Chip    Equity       Health     Strategy
                                        Debenture   Income      Value    Growth      Income      Sciences    Balanced
                                        Portfolio Portfolio   Portfolio Portfolio Portfolio II Portfolio II  Portfolio
                                        --------- ----------  --------- --------- ------------ ------------ ----------
Net investment income (loss):
   Ordinary dividend income............  $ 2,105  $   35,517   $   458  $  1,354    $   495      $    --    $   24,113
   Coverage charges....................     (238)    (39,174)     (697)   (5,909)      (529)        (723)      (15,160)
                                         -------  ----------   -------  --------    -------      -------    ----------
Net investment income (loss)...........    1,867      (3,657)     (239)   (4,555)       (34)        (723)        8,953
Net realized and unrealized gain (loss)
 on investments:
   Net realized (loss) gain on
    investment transactions............       (3)     44,082     3,664     5,093        251          651         8,428
   Capital gains distribution..........       --      95,174     7,144        --      1,578           --        34,486
   Increase (decrease) in unrealized
    appreciation on investments........     (313)    307,536    (4,001)   37,698      2,821        4,530        61,916
                                         -------  ----------   -------  --------    -------      -------    ----------
Net realized and unrealized gain (loss)
 on investments........................     (316)    446,792     6,807    42,791      4,650        5,181       104,830
                                         -------  ----------   -------  --------    -------      -------    ----------
Increase (decrease) in net assets
 resulting from operations.............    1,551     443,135     6,568    38,236      4,616        4,458       113,783
Capital share transactions:
   Deposits............................       --       1,640        --    17,277         --       17,693            --
   Surrenders and death benefits.......     (173)   (492,065)   (4,351)  (55,641)      (347)        (172)     (102,011)
   Contract maintenance charges........       (2)       (945)      (18)     (179)        (4)          (3)         (353)
   Transfers between sub-accounts,
    including fixed interest
    account............................   34,351      72,550    87,584    78,535     37,121       55,154       (29,134)
                                         -------  ----------   -------  --------    -------      -------    ----------
Increase (decrease) in net assets
 resulting from capital share
 transactions..........................   34,176    (418,820)   83,215    39,992     36,770       72,672      (131,498)
                                         -------  ----------   -------  --------    -------      -------    ----------
Increase (decrease) in net assets......   35,727      24,315    89,783    78,228     41,386       77,130       (17,715)
Net assets--beginning of year..........      914   2,961,040     5,370   396,228     23,103          771     1,169,991
                                         -------  ----------   -------  --------    -------      -------    ----------
      Net assets--end of year..........  $36,641  $2,985,355   $95,153  $474,456    $64,489      $77,901    $1,152,276
                                         =======  ==========   =======  ========    =======      =======    ==========


                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

        STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS--(Concluded)

                     For the year ended December 31, 2006

                                                                              Vanguard Variable Insurance Fund
                                                               -------------------------------------------------------------
                                                                  Mid              Total Bond Total Stock   Small
                                                                  Cap      REIT      Market     Market     Company   Capital
                                                                 Index     Index     Index       Index     Growth    Growth
                                                               Portfolio Portfolio Portfolio   Portfolio  Portfolio Portfolio
                                                               --------- --------- ---------- ----------- --------- ---------
Net investment income (loss):
   Ordinary dividend income................................... $    262   $    65   $    89     $    10    $    73   $     4
   Coverage charges...........................................   (1,812)     (657)     (723)       (262)      (465)     (178)
                                                               --------   -------   -------     -------    -------   -------
Net investment income (loss)..................................   (1,550)     (592)     (634)       (252)      (392)     (174)
Net realized and unrealized gain (loss) on investments:
   Net realized gain on investment transactions...............      426     2,496        28       2,236         14        12
   Capital gains distribution.................................    1,008       207        --          82      2,257        23
   Increase (decrease) in unrealized appreciation on
    investments...............................................   15,467     8,032     2,889         349       (395)    1,756
                                                               --------   -------   -------     -------    -------   -------
Net realized and unrealized gain (loss) on investments........   16,901    10,735     2,917       2,667      1,876     1,791
                                                               --------   -------   -------     -------    -------   -------
Increase (decrease) in net assets resulting from
 operations...................................................   15,351    10,143     2,283       2,415      1,484     1,617
Capital share transactions:
   Deposits...................................................   17,351        24        23          27     17,290        12
   Surrenders and death benefits..............................   (3,139)       --      (347)         --         --        --
   Contract maintenance charges...............................      (17)       (7)       (1)         (3)        (7)       (2)
   Transfers between sub-accounts, including fixed
    interest account..........................................  143,712    79,277    86,380      83,759     12,642    19,694
                                                               --------   -------   -------     -------    -------   -------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................  157,907    79,294    86,055      83,783     29,925    19,704
                                                               --------   -------   -------     -------    -------   -------
Increase (decrease) in net assets.............................  173,258    89,437    88,338      86,198     31,409    21,321
Net assets--beginning of year.................................    6,997     2,423       496       1,052      2,092       551
                                                               --------   -------   -------     -------    -------   -------
      Net assets--end of year................................. $180,255   $91,860   $88,834     $87,250    $33,501   $21,872
                                                               ========   =======   =======     =======    =======   =======


                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

  As of December 31, 2007, and for the years ended December 31, 2007 and 2006

1. Organization

   RBC Variable Annuity Account A (the "Separate Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a separate account of Liberty Life Insurance Company ("LLIC"), formerly Business Men's Assurance Company of America ("BMA"). LLIC merged with BMA on June 30, 2006. The assets of the Separate Account are legally segregated from those of LLIC. LLIC's ultimate parent is the Royal Bank of Canada ("RBC").

   The Separate Account includes two investment products: a variable annuity and an annuity with both fixed and variable portions ("VA 2+2"). Both of these products also have the option of an additional death benefit. The basic death benefit is equal to the contract value or the annual reset amount. The additional death benefit option provides for an increase to the basic death benefit.

   Investments--Apart from the fixed account offered by VA 2+2, the deposits of the Separate Account are invested at the direction of the contractholders in the sub-accounts that comprise the Separate Account. The fixed account offers minimum interest rates that are guaranteed by LLIC. Absent any other contract provisions wherein LLIC contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively, the "Funds"):

   Dreyfus Stock Index Fund

   Dreyfus Investment Portfolios--Small Cap Stock Index Portfolio

   AIM Variable Insurance Funds--AIM VI--High Yield Fund, AIM VI--Capital Development Fund and AIM VI--Core Equity Fund

   Lazard Retirement Series, Inc.--Retirement Small Cap Portfolio.

   American Century Variable Portfolios, Inc.--VP Income and Growth Fund, VP Value Fund and VP Ultra Fund

   The Alger American Fund--Growth Portfolio, Mid Cap Growth Portfolio and Leveraged AllCap Portfolio

   Variable Insurance Products Fund--Fidelity VIP Overseas Portfolio and Fidelity VIP Growth Portfolio

   Variable Insurance Products II Fund--Fidelity VIP II Contrafund Portfolio

   Variable Insurance Products III Fund-- Fidelity VIP III Mid Cap Portfolio

   Variable Insurance Products V Fund--Fidelity VIP V Investment Grade Bond Portfolio and Fidelity VIP V Money Market Portfolio. On June 29, 2007, the Fidelity VIP V Investment Grade Bond Portfolio was reorganized from the Variable Insurance Products II Fund and the Fidelity VIP V Money Market Portfolio was reorganized from the Variable Insurance Products Fund.

   Janus Aspen Series--International Growth Portfolio and Small Company Value Portfolio

   Lord Abbett Series Fund, Inc.--America's Value Portfolio, Bond Debenture Portfolio, Growth and Income Portfolio and Mid Cap Value Portfolio

   T. Rowe Price Equity Series, Inc.--Blue Chip Growth Portfolio, Equity Income Portfolio II, Health Sciences Portfolio II and Personal Strategy Balanced Portfolio

                        RBC VARIABLE ANNUITY ACCOUNT A

   Vanguard Variable Insurance Fund.--Mid Cap Index Portfolio, REIT Index Portfolio, Total Bond Market Index Portfolio, Total Stock Market Index Portfolio, Small Company Growth Portfolio and Capital Growth Portfolio

2. Summary of Significant Accounting Policies

   Basis of Accounting--Financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity separate accounts registered as unit investment trusts.

   Investment Valuation--Investments in mutual fund shares are carried in the statement of net assets at market value based on the net asset value of the underlying mutual funds, which value their investment securities at fair value. The difference between cost and current market prices of shares owned on the day of measurement is recorded as unrealized gain or loss on investments. Realized gains and losses represent the difference between the proceeds from sales of shares of mutual funds by the Separate Account and the cost of such shares, which is determined using the first-in, first-out method. Security transactions are accounted for on the trade date, dividend income and capital gain distributions from the funds to the Separate Account are recorded on the ex-dividend date and reinvested upon receipt.

   Federal Income Taxes--The operations of the Separate Account form a part of, and are taxed with, the operations of LLIC, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Separate Account. If such taxes are incurred by LLIC in the future, a charge to the Separate Account may be assessed.

   Use of Estimates--The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

   New Accounting Pronouncements--Effective January 1, 2007, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes--An Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. The adoption of FIN 48 had no impact on the financial statements of the Separate Account.

   Future Adoption of New Accounting Pronouncements--In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles and requires enhanced disclosures about fair value measurements. SFAS 157 does not require additional fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The

                        RBC VARIABLE ANNUITY ACCOUNT A
guidance in SFAS 157 will be applied prospectively with certain exceptions. LLIC believes the adoption of SFAS 157 will have no material impact on the financial statements of the Separate Account.

   Reclassification--Certain 2006 amounts have been reclassified to conform to the current year presentation.

3. Contract Charges

   The Separate Account pays LLIC certain amounts relating to the distribution and administration of the policies funded by the Separate Account and as reimbursement for certain mortality and other risks assumed by LLIC. The following summarizes those amounts:

   Coverage Charges--Mortality and expense risks assumed by LLIC are compensated for by a fee equivalent to an annual rate of 1.25% and 1.75% of the average daily value of each contract for variable annuity and VA 2+2 policies, respectively. Both products also offer the option of an additional death benefit. If this option is selected, LLIC is compensated by a total fee equivalent to an annual rate of 1.45% and 2.00% of the average daily value of the contract for variable annuity and VA 2+2 policies, respectively. In addition, LLIC receives a fund facilitation fee equivalent to 0.20% of the average daily value of the contract on investments in the Vanguard Variable Insurance Fund. Coverage charges are recognized as a reduction in accumulation unit values.

   Contract Maintenance Charge--The Separate Account deducts an administrative fee of $35 per year for each contract, except for certain contracts based on a minimum account value. The contract maintenance charge is recognized as a redemption of units.

   Other Charges--For variable annuity policies, transfers in excess of 12 during the accumulation phase, and in excess of four during the income phase, during a one-year period result in a $25 transfer fee assessment against the contract. For VA 2+2 policies, transfers in excess of 20 during the accumulation phase, and in excess of four during the income phase, during a one-year period result in a $25 transfer fee assessment against the contract. When applicable, an amount for state premium taxes is deducted as provided by pertinent state law, either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence. These charges are recognized as a redemption of units.

   Withdrawal Charge--For variable annuity policies, a contingent deferred sales charge is assessed by the Separate Account against certain withdrawals during the first seven years of the contract, declining from 7% in the first year to 1% in the seventh year. For VA 2+2 policies, a contingent deferred sales charge is assessed by the Separate Account against certain withdrawals during the first four years of the contract, declining from 7% in the first year to 5% in the fourth year. This charge is withheld from the proceeds of the withdrawal by LLIC with the net amount being remitted to the contractholder. These charges are not recorded in the financial statements of the Separate Account.

                        RBC VARIABLE ANNUITY ACCOUNT A

4. Purchases and Sales of Investments


   The cost of investments purchased and proceeds from investment securities sold by sub-account for the year ended December 31, 2007, were as follows:

                                                       Year Ended December 31,
                                                       -----------------------
                                                               2007
                                                       -----------------------
                                                        Cost of     Proceeds
                                                       Purchases   from Sales
                                                       ----------  ----------
    Dreyfus Stock Index Fund.......................... $   68,918  $  264,627
    Dreyfus Small Cap Stock Index Portfolio...........     33,160      39,189
    AIM VI--High Yield Fund...........................    208,147     191,351
    AIM VI--Capital Development Fund..................     26,494         626
    AIM VI--Core Equity Fund..........................     95,397     223,952
    Lazard Retirement Small Cap Portfolio.............    499,161     332,678
    American Century VP Income and Growth Fund........    154,096     231,522
    American Century VP Value Fund....................    390,424     443,782
    American Century VP Ultra Fund....................      5,845         561
    Alger American Growth Portfolio...................     94,642     176,058
    Alger American Mid Cap Growth Portfolio...........    193,550     300,678
    Alger American Leveraged AllCap Portfolio.........     11,007      73,720
    Fidelity VIP Overseas Portfolio...................    328,577     374,584
    Fidelity VIP Growth Portfolio.....................    171,819     288,369
    Fidelity VIP II Contrafund Portfolio..............    372,512     285,857
    Fidelity VIP III Mid Cap Portfolio................    225,631     360,218
    Fidelity VIP V Investment Grade Bond Portfolio....    492,966     687,679
    Fidelity VIP V Money Market Portfolio.............  3,116,962   2,912,359
    Janus Aspen International Growth Portfolio........    420,999     757,105
    Janus Aspen Small Company Value Portfolio.........    136,317      39,236
    Lord Abbett America's Value Portfolio.............     11,934         200
    Lord Abbett Bond Debenture Portfolio..............    155,778       8,029
    Lord Abbett Growth and Income Portfolio...........    359,327   1,153,745
    Lord Abbett Mid Cap Value Portfolio...............    109,762       6,942
    T. Rowe Price Blue Chip Growth Portfolio..........    114,320     214,158
    T. Rowe Price Equity Income Portfolio II..........     23,881      32,638
    T. Rowe Price Health Sciences Portfolio II........     39,598      76,089
    T. Rowe Price Personal Strategy Balanced Portfolio    159,208     358,744
    Vanguard Mid Cap Index Portfolio..................     76,998     178,310
    Vanguard REIT Index Portfolio.....................    116,951      58,548
    Vanguard Total Bond Market Index Portfolio........     82,375      22,948
    Vanguard Total Stock Market Index Portfolio.......    172,343      27,988
    Vanguard Small Company Growth Portfolio...........     64,328      36,565
    Vanguard Capital Growth Portfolio.................     24,761      21,263

                        RBC VARIABLE ANNUITY ACCOUNT A

5. Summary of Unit Transactions


   Separate Account deposits and terminations, withdrawals, and expense charges by units for the years ended December 31, 2007 and 2006 follow:

                                                         Number of Units
                                                        ----------------
                                                          2007     2006
                                                        -------  -------
      Dreyfus Stock Index Fund:
         Beginning balance.............................  82,412   87,257
         Deposits......................................   2,029    3,784
         Terminations, withdrawals and expense charges. (20,578)  (8,629)
                                                        -------  -------
         Ending balance................................  63,863   82,412
                                                        =======  =======
      Dreyfus Small Cap Stock Index Portfolio:
         Beginning balance.............................   4,040      275
         Deposits......................................     928    3,991
         Terminations, withdrawals and expense charges.  (1,483)    (226)
                                                        -------  -------
         Ending balance................................   3,485    4,040
                                                        =======  =======
      AIM VI--High Yield Fund:
         Beginning balance.............................  16,046   20,824
         Deposits......................................  13,280    9,479
         Terminations, withdrawals and expense charges. (12,730) (14,257)
                                                        -------  -------
         Ending balance................................  16,596   16,046
                                                        =======  =======
      AIM VI--Capital Development Fund:
         Beginning balance.............................     344      122
         Deposits......................................   1,701      234
         Terminations, withdrawals and expense charges.      --      (12)
                                                        -------  -------
         Ending balance................................   2,045      344
                                                        =======  =======
      AIM VI--Core Equity Fund:
         Beginning balance.............................  41,456       88
         Deposits......................................   5,836   45,428
         Terminations, withdrawals and expense charges. (17,009)  (4,060)
                                                        -------  -------
         Ending balance................................  30,283   41,456
                                                        =======  =======
      Lazard Retirement Small Cap Portfolio:
         Beginning balance.............................  50,103   56,127
         Deposits......................................   6,698    1,754
         Terminations, withdrawals and expense charges. (13,828)  (7,778)
                                                        -------  -------
         Ending balance................................  42,973   50,103
                                                        =======  =======
      American Century VP Income and Growth Fund:
         Beginning balance.............................  38,180   40,006
         Deposits......................................   8,626    5,013
         Terminations, withdrawals and expense charges. (14,984)  (6,839)
                                                        -------  -------
         Ending balance................................  31,822   38,180
                                                        =======  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                        ----------------
                                                          2007     2006
                                                        -------  -------
      American Century VP Value Fund:
         Beginning balance.............................  70,543   74,810
         Deposits......................................  10,240    5,566
         Terminations, withdrawals and expense charges. (15,748)  (9,833)
                                                        -------  -------
         Ending balance................................  65,035   70,543
                                                        =======  =======
      American Century VP Ultra Fund:
         Beginning balance.............................     512       49
         Deposits......................................     432      463
         Terminations, withdrawals and expense charges.      --       --
                                                        -------  -------
         Ending balance................................     944      512
                                                        =======  =======
      Alger American Growth Portfolio:
         Beginning balance.............................  47,079   50,440
         Deposits......................................  11,402    3,459
         Terminations, withdrawals and expense charges. (20,241)  (6,820)
                                                        -------  -------
         Ending balance................................  38,240   47,079
                                                        =======  =======
      Alger American Mid Cap Growth Portfolio:
         Beginning balance............................. 106,902  139,893
         Deposits......................................   1,162   11,604
         Terminations, withdrawals and expense charges. (20,462) (44,595)
                                                        -------  -------
         Ending balance................................  87,602  106,902
                                                        =======  =======
      Alger American Leveraged AllCap Portfolio:
         Beginning balance.............................  60,671   81,378
         Deposits......................................   1,249      578
         Terminations, withdrawals and expense charges.  (7,150) (21,285)
                                                        -------  -------
         Ending balance................................  54,770   60,671
                                                        =======  =======
      Fidelity VIP Overseas Portfolio:
         Beginning balance.............................  51,695   68,715
         Deposits......................................  13,557    9,441
         Terminations, withdrawals and expense charges. (23,099) (26,461)
                                                        -------  -------
         Ending balance................................  42,153   51,695
                                                        =======  =======
      Fidelity VIP Growth Portfolio:
         Beginning balance.............................  75,636   77,097
         Deposits......................................   7,419    8,700
         Terminations, withdrawals and expense charges. (26,205) (10,161)
                                                        -------  -------
         Ending balance................................  56,850   75,636
                                                        =======  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                       ------------------
                                                         2007      2006
                                                       --------  --------
     Fidelity VIP II Contrafund Portfolio:
        Beginning balance.............................   33,532    34,650
        Deposits......................................   13,207     4,472
        Terminations, withdrawals and expense charges.  (14,677)   (5,590)
                                                       --------  --------
        Ending balance................................   32,062    33,532
                                                       ========  ========
     Fidelity VIP III Mid Cap Portfolio:
        Beginning balance.............................   70,646    83,899
        Deposits......................................    7,226     5,794
        Terminations, withdrawals and expense charges.  (24,526)  (19,047)
                                                       --------  --------
        Ending balance................................   53,346    70,646
                                                       ========  ========
     Fidelity VIP V Investment Grade Bond Portfolio:
        Beginning balance.............................  222,354   248,272
        Deposits......................................   21,731    17,630
        Terminations, withdrawals and expense charges.  (46,297)  (43,548)
                                                       --------  --------
        Ending balance................................  197,788   222,354
                                                       ========  ========
     Fidelity VIP V Money Market Portfolio:
        Beginning balance.............................   63,735    73,281
        Deposits......................................  285,270   173,525
        Terminations, withdrawals and expense charges. (268,506) (183,071)
                                                       --------  --------
        Ending balance................................   80,499    63,735
                                                       ========  ========
     Janus Aspen International Growth Portfolio:
        Beginning balance.............................   42,075    32,298
        Deposits......................................   10,412    15,416
        Terminations, withdrawals and expense charges.  (17,439)   (5,639)
                                                       --------  --------
        Ending balance................................   35,048    42,075
                                                       ========  ========
     Janus Aspen Small Company Value Portfolio:
        Beginning balance.............................    5,275        49
        Deposits......................................    7,995     5,226
        Terminations, withdrawals and expense charges.     (861)       --
                                                       --------  --------
        Ending balance................................   12,409     5,275
                                                       ========  ========
     Lord Abbett America's Value Portfolio:
        Beginning balance.............................      155        49
        Deposits......................................      910       106
        Terminations, withdrawals and expense charges.       --        --
                                                       --------  --------
        Ending balance................................    1,065       155
                                                       ========  ========

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                          Number of Units
                                                         ----------------
                                                           2007     2006
                                                         -------  -------
     Lord Abbett Bond Debenture Portfolio:
        Beginning balance...............................   3,287       88
        Deposits........................................  12,462    3,216
        Terminations, withdrawals and expense charges...    (487)     (17)
                                                         -------  -------
        Ending balance..................................  15,262    3,287
                                                         =======  =======
     Lord Abbett Growth and Income Portfolio:
        Beginning balance............................... 247,993  285,122
        Deposits........................................  11,269   12,620
        Terminations, withdrawals and expense charges... (87,360) (49,749)
                                                         -------  -------
        Ending balance.................................. 171,902  247,993
                                                         =======  =======
     Lord Abbett Mid Cap Value Portfolio:
        Beginning balance...............................   7,603      473
        Deposits........................................   6,285    7,493
        Terminations, withdrawals and expense charges...    (125)    (363)
                                                         -------  -------
        Ending balance..................................  13,763    7,603
                                                         =======  =======
     T. Rowe Price Blue Chip Growth Portfolio:
        Beginning balance...............................  41,583   38,175
        Deposits........................................   6,464    8,592
        Terminations, withdrawals and expense charges... (14,542)  (5,184)
                                                         -------  -------
        Ending balance..................................  33,505   41,583
                                                         =======  =======
     T. Rowe Price Equity Income Portfolio II:
        Beginning balance...............................   5,187    2,166
        Deposits........................................   1,504    3,049
        Terminations, withdrawals and expense charges...  (2,405)     (28)
                                                         -------  -------
        Ending balance..................................   4,286    5,187
                                                         =======  =======
     T. Rowe Price Health Sciences Portfolio II:
        Beginning balance...............................   5,944       63
        Deposits........................................     389    5,895
        Terminations, withdrawals and expense charges...  (3,002)     (14)
                                                         -------  -------
        Ending balance..................................   3,331    5,944
                                                         =======  =======
     T. Rowe Price Personal Strategy Balanced Portfolio:
        Beginning balance............................... 100,988  113,225
        Deposits........................................   3,547    2,469
        Terminations, withdrawals and expense charges... (27,863) (14,706)
                                                         -------  -------
        Ending balance..................................  76,672  100,988
                                                         =======  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                         ---------------
                                                           2007    2006
                                                         -------  ------
       Vanguard Mid Cap Index Portfolio:
          Beginning balance.............................  13,679     592
          Deposits......................................   3,365  13,333
          Terminations, withdrawals and expense charges. (11,283)   (246)
                                                         -------  ------
          Ending balance................................   5,761  13,679
                                                         =======  ======
       Vanguard REIT Index Portfolio:
          Beginning balance.............................   6,077     212
          Deposits......................................   7,519   5,866
          Terminations, withdrawals and expense charges.  (3,526)     (1)
                                                         -------  ------
          Ending balance................................  10,070   6,077
                                                         =======  ======
       Vanguard Total Bond Market Index Portfolio:
          Beginning balance.............................   8,692      50
          Deposits......................................   5,703   8,676
          Terminations, withdrawals and expense charges.    (211)    (34)
                                                         -------  ------
          Ending balance................................  14,184   8,692
                                                         =======  ======
       Vanguard Total Stock Market Index Portfolio:
          Beginning balance.............................   6,937      95
          Deposits......................................  12,687   6,842
          Terminations, withdrawals and expense charges.  (1,966)     --
                                                         -------  ------
          Ending balance................................  17,658   6,937
                                                         =======  ======
       Vanguard Small Company Growth Portfolio:
          Beginning balance.............................   2,628     177
          Deposits......................................   4,818   2,452
          Terminations, withdrawals and expense charges.  (2,717)     (1)
                                                         -------  ------
          Ending balance................................   4,729   2,628
                                                         =======  ======
       Vanguard Capital Growth Portfolio:
          Beginning balance.............................   1,734      48
          Deposits......................................   1,798   1,686
          Terminations, withdrawals and expense charges.  (1,686)     --
                                                         -------  ------
          Ending balance................................   1,846   1,734
                                                         =======  ======

                        RBC VARIABLE ANNUITY ACCOUNT A

6. Unit Fair Value

   The Company sells two different products which have unique combinations of features and fees that are charged against the contractholder's account balance. In addition, both products offer an additional death benefit option. Differences in the fee structures result in a variety of unit values, expense ratios and total returns. Unit value information and financial ratios for each sub-account are shown in the following table. This information is presented as a range of minimum and maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented.

                                                                       Expense
                                  Unit Value              Investment   Ratio**   Total Return***
                                   Lowest to                Income    Lowest to    Lowest to
                          Units     Highest    Net Assets   Ratio*     Highest      Highest
                         ------- ------------- ---------- ---------- ----------- ---------------
Dreyfus Stock Index Fund
   2007.................  63,863 $12.03 $12.90 $  765,993    1.67%   1.25% 2.00%  3.16%   3.94%
   2006.................  82,412  11.57  12.51    930,285    1.66%   1.25% 2.00% 13.21%  13.99%
   2005.................  87,257  10.15  11.05    862,975    1.57%   1.25% 2.00%  2.50%   3.47%
   2004.................  99,861   9.81  10.78    953,955    1.81%   1.25% 2.00%  4.42%   9.24%
   2003................. 102,157   7.49   8.98    892,570    1.58%   1.25% 1.45% 26.51%  26.77%
Dreyfus Small Cap Stock
  Index Portfolio
   2007.................   3,485  12.59  12.67     44,026    0.33%   1.75% 2.00% -2.63%  -2.39%
   2006.................   4,040  12.93  12.98     52,317    0.23%   1.75% 2.00% 12.24%  12.48%
   2005.................     275  11.52  11.54      3,173    0.00%   1.75% 2.00% 10.22%  10.35%
AIM VI--High Yield Fund
   2007.................  16,596  11.93  11.94    198,341    7.17%   1.25% 2.00% -0.77%  -0.02%
   2006.................  16,046  11.94  12.02    191,828    6.98%   1.25% 2.00%  8.58%   9.34%
   2005.................  20,824  10.92  11.07    227,639    9.83%   1.25% 2.00%  0.54%   1.49%
   2004.................  19,003  10.76  11.01    204,464    2.92%   1.25% 2.00%  5.28%   5.72%
AIM VI--Capital
  Development Fund
   2007.................   2,045  14.49  14.59     29,821    0.00%   1.75% 2.00%  8.64%   8.91%
   2006.................     344  13.34  13.40      4,613    0.00%   1.75% 2.00% 14.21%  14.53%
   2005.................     122  11.68  11.70      1,424    0.00%   1.75% 2.00% 11.29%  11.43%
AIM VI--Core Equity
  Fund
   2007.................  30,283  11.56  13.08    360,782    0.98%   1.25% 2.00%  5.96%   6.77%
   2006.................  41,456  10.82  12.34    459,964    0.67%   1.25% 2.00%  5.63%  14.37%
   2005.................      88  10.79  10.79        948    1.79%   1.75% 2.00%  5.31%   5.31%
Lazard Retirement Small
  Cap Portfolio
   2007.................  42,973  11.74  19.58    804,954    0.00%   1.25% 2.00% -9.05%  -8.36%
   2006.................  50,103  12.91  21.37  1,035,735    0.00%   1.25% 2.00% 13.74%  14.65%
   2005.................  56,127  11.35  18.64  1,024,576    0.00%   1.25% 2.00%  1.79%   2.70%
   2004.................  56,186  11.15  18.15  1,014,223    0.00%   1.25% 2.00%  6.52%  13.44%
   2003.................  62,296  15.31  16.00    993,080    0.00%   1.25% 1.45% 35.24%  35.52%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                       Expense
                                  Unit Value              Investment   Ratio**   Total Return***
                                   Lowest to                Income    Lowest to    Lowest to
                          Units     Highest    Net Assets   Ratio*     Highest      Highest
                         ------- ------------- ---------- ---------- ----------- ---------------
American Century VP
  Income and Growth
  Fund
   2007.................  31,822 $12.45 $12.62 $  391,733    2.04%   1.25% 2.00% -2.06%  -1.32%
   2006.................  38,180  12.61  12.89    476,218    1.75%   1.25% 2.00% 14.78%  15.58%
   2005.................  40,006  10.91  11.23    431,325    2.10%   1.25% 2.00%  2.46%   3.41%
   2004.................  41,321  10.55  10.96    427,893    1.32%   1.25% 2.00%  5.44%  11.52%
   2003.................  40,377   8.06   9.46    373,511    1.38%   1.25% 1.45% 27.49%  27.74%
American Century VP
  Value Fund
   2007.................  65,035  12.10  17.96  1,087,291    1.61%   1.25% 2.00% -7.03%  -6.32%
   2006.................  70,543  13.01  19.17  1,317,571    1.36%   1.25% 2.00% 16.26%  17.18%
   2005.................  74,810  11.19  16.36  1,212,904    0.91%   1.25% 2.00%  2.85%   3.74%
   2004.................  84,466  10.88  15.77  1,331,048    0.98%   1.25% 2.00%  4.99%  12.88%
   2003.................  85,405  13.97  14.17  1,194,377    1.14%   1.25% 1.45% 27.10%  27.36%
American Century VP
  Ultra Fund
   2007.................     944  12.38  12.47     11,767    0.00%   1.75% 2.00% 18.61%  18.91%
   2006.................     512  10.44  10.48      5,365    0.00%   1.75% 2.00% -5.18%  -4.99%
   2005.................      49  11.01  11.03        545    0.00%   1.75% 2.00%  6.79%   6.92%
Alger American Growth
  Portfolio
   2007.................  38,240   9.08  13.77    346,039    0.41%   1.25% 2.00% 17.56%  18.45%
   2006.................  47,079   7.66  11.72    359,572    0.12%   1.25% 2.00%  3.08%   3.79%
   2005.................  50,440   7.38  11.37    371,955    0.25%   1.25% 2.00%  2.71%  10.64%
   2004.................  73,345   6.67  11.07    488,347    0.00%   1.25% 2.00%  4.22%   6.06%
   2003.................  87,390   6.36   6.40    558,784    0.00%   1.25% 1.45% 33.21%  33.48%
Alger American Mid Cap
  Growth Portfolio
   2007.................  87,602  15.44  16.57  1,352,104    0.00%   1.25% 2.00% 28.94%  29.92%
   2006................. 106,902  11.88  12.85  1,270,009    0.00%   1.25% 2.00%  7.98%   8.79%
   2005................. 139,893  10.92  11.90  1,528,735    0.00%   1.25% 2.00%  8.44%  14.75%
   2004................. 164,993  10.07  10.37  1,660,789    0.00%   1.25% 2.00%  2.10%  11.64%
   2003................. 180,427   8.96   9.02  1,627,029    0.00%   1.25% 1.45% 45.66%  45.95%
Alger American Leveraged
  AllCap Portfolio
   2007.................  54,770  10.68  17.78    584,914    0.00%   1.25% 2.00% 30.88%  31.87%
   2006.................  60,671   8.10  13.59    491,373    0.00%   1.25% 2.00% 16.95%  17.73%
   2005.................  81,378   6.88  11.62    559,603    0.00%   1.25% 2.00% 12.05%  13.16%
   2004................. 106,798   6.08  10.37    649,717    0.00%   1.25% 2.00%  2.10%   6.67%
   2003................. 115,509   5.65   5.70    657,688    0.00%   1.25% 1.45% 32.78%  33.05%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                         Expense
                                    Unit Value              Investment   Ratio**   Total Return***
                                     Lowest to                Income    Lowest to    Lowest to
                            Units     Highest    Net Assets   Ratio*     Highest      Highest
                           ------- ------------- ---------- ---------- ----------- ---------------
Fidelity VIP Overseas
  Portfolio
   2007...................  42,153 $12.84 $17.31 $  591,680    3.11%   1.25% 2.00% 14.72%  15.59%
   2006...................  51,695  11.11  15.08    602,392    0.74%   1.25% 2.00% 15.38%  16.34%
   2005...................  68,715   9.55  13.07    665,798    0.50%   1.25% 2.00% 16.28%  17.32%
   2004...................  73,325   8.14  11.24    597,594    1.04%   1.25% 2.00%  7.03%  11.97%
   2003...................  74,100   7.22   7.27    538,906    0.53%   1.25% 1.45% 40.98%  41.26%
Fidelity VIP Growth
  Portfolio
   2007...................  56,850   8.68  13.79    564,934    0.44%   1.25% 2.00% 24.14%  25.08%
   2006...................  75,636   6.94  11.11    558,548    0.17%   1.25% 2.00%  4.52%   5.31%
   2005...................  77,097   6.59  10.63    516,454    0.26%   1.25% 2.00%  3.30%   4.11%
   2004...................  81,507   6.33  10.29    517,697    0.14%   1.25% 2.00%  1.64%   1.77%
   2003...................  84,964   6.17   6.22    528,005    0.12%   1.25% 1.45% 30.63%  30.89%
Fidelity VIP II Contrafund
  Portfolio
   2007...................  32,062  15.39  15.72    496,710    0.71%   1.25% 2.00% 14.97%  15.84%
   2006...................  33,532  13.28  13.68    447,144    0.95%   1.25% 2.00%  9.27%  10.02%
   2005...................  34,650  12.07  12.52    419,300    0.12%   1.25% 2.00% 14.13%  15.17%
   2004...................  32,193  10.48  10.97    337,179    0.19%   1.25% 2.00%  5.50%  13.79%
   2003...................  26,385   9.15   9.21    243,016    0.33%   1.25% 1.45% 26.35%  26.61%
Fidelity VIP III Mid Cap
  Portfolio
   2007...................  53,346  14.09  15.22    755,981    0.99%   1.25% 2.00% 13.33%  14.18%
   2006...................  70,646  12.34  13.43    875,150    0.35%   1.25% 2.00% 10.53%  11.27%
   2005...................  83,899  11.09  12.15    932,659    0.00%   1.25% 2.00%  5.00%  14.45%
Fidelity VIP V Investment
  Grade Bond Portfolio
   2007................... 197,788  10.47  10.62  2,095,998    4.27%   1.25% 2.00%  2.27%   3.04%
   2006................... 222,354  10.24  10.30  2,289,496    3.97%   1.25% 2.00%  2.30%   3.00%
   2005................... 248,272  10.00  10.01  2,482,063    0.00%   1.25% 2.00%  0.00%   0.07%
Fidelity VIP V Money
  Market Portfolio
   2007...................  80,499  10.70  10.88    870,295    5.08%   1.25% 2.00%  3.12%   3.90%
   2006...................  63,735  10.37  10.47    665,692    4.76%   1.25% 2.00%  2.78%   3.56%
   2005...................  73,281  10.09  10.11    740,575    1.80%   1.25% 2.00%  0.50%   0.60%
Janus Aspen International
  Growth Portfolio
   2007...................  35,048  28.32  40.82  1,153,770    0.59%   1.25% 2.00% 25.76%  26.71%
   2006...................  42,075  22.51  32.21  1,176,184    2.04%   1.25% 2.00% 44.11%  45.16%
   2005...................  32,298  15.62  22.19    698,014    1.10%   1.25% 2.00% 29.52%  30.68%
   2004...................  45,313  12.06  16.98    769,317    0.90%   1.25% 2.00% 11.67%  17.51%
   2003...................  50,761  14.43  14.45    733,650    1.16%   1.25% 1.45% 33.24%  33.41%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                      Expense
                                 Unit Value              Investment   Ratio**   Total Return***
                                  Lowest to                Income    Lowest to    Lowest to
                         Units     Highest    Net Assets   Ratio*     Highest      Highest
                        ------- ------------- ---------- ---------- ----------- ---------------
Janus Aspen Small
  Company Value
  Portfolio
   2007................  12,409 $12.13 $12.21 $  150,820    0.00%   1.75% 2.00% -7.98%  -7.75%
   2006................   5,275  13.18  13.23     69,535    0.00%   1.75% 2.00% 19.49%  19.73%
   2005................      49  11.03  11.05        541    0.00%   1.75% 2.00%  6.92%   7.06%
Lord Abbett America's
  Value Portfolio
   2007................   1,065  12.18  12.26     13,055    3.18%   1.75% 2.00%  1.11%   1.36%
   2006................     155  12.05  12.10      1,878    6.47%   1.75% 2.00% 12.30%  12.56%
   2005................      49  10.73  10.75        528    2.14%   1.75% 2.00%  4.91%   5.04%
Lord Abbett Bond
  Debenture Portfolio
   2007................  15,262  11.56  11.64    177,311   11.85%   1.75% 2.00%  4.07%   4.33%
   2006................   3,287  11.11  11.15     36,641   15.72%   1.75% 2.00%  7.14%   7.42%
   2005................      88  10.37  10.38        914    5.44%   1.75% 2.00%  2.49%   2.55%
Lord Abbett Growth and
  Income Portfolio
   2007................ 171,902  12.28  12.57  2,116,930    0.96%   1.25% 2.00%  1.38%   2.15%
   2006................ 247,993  12.02  12.40  2,985,355    1.16%   1.25% 2.00% 14.92%  15.80%
   2005................ 285,122  10.38  10.79  2,961,040    0.97%   1.25% 2.00%  1.74%   5.31%
Lord Abbett Mid Cap
  Value Portfolio
   2007................  13,763  12.30  12.38    170,135    0.61%   1.75% 2.00% -1.42%  -1.17%
   2006................   7,603  12.47  12.52     95,153    1.17%   1.75% 2.00%  9.87%  10.21%
   2005................     473  11.35  11.36      5,370    1.14%   1.75% 2.00%  9.08%   9.14%
T. Rowe Price Blue Chip
  Growth Portfolio
   2007................  33,505  12.48  13.47    424,999    0.40%   1.25% 2.00% 10.50%  11.33%
   2006................  41,583  11.21  12.19    474,456    0.31%   1.25% 2.00%  7.50%   8.31%
   2005................  38,175  10.35  11.34    396,228    0.11%   1.25% 2.00%  1.60%   9.01%
T. Rowe Price Equity
  Income Portfolio II
   2007................   4,286  12.51  12.59     53,943    1.46%   1.75% 2.00%  0.98%   1.23%
   2006................   5,187  12.38  12.44     64,489    1.65%   1.75% 2.00% 16.24%  16.59%
   2005................   2,166  10.65  10.67     23,103    1.66%   1.75% 2.00%  4.37%   4.50%
T. Rowe Price Health
  Sciences Portfolio II
   2007................   3,331  15.08  15.19     50,546    0.00%   1.75% 2.00% 15.37%  15.66%
   2006................   5,944  13.08  13.13     77,901    0.00%   1.75% 2.00%  6.34%   6.75%
   2005................      63  12.30  12.30        771    0.00%   1.75% 2.00% 15.46%  15.46%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                       Expense
                                  Unit Value              Investment   Ratio**   Total Return***
                                   Lowest to                Income    Lowest to     Lowest to
                          Units     Highest    Net Assets   Ratio*     Highest       Highest
                         ------- ------------- ---------- ---------- ----------- ---------------
T. Rowe Price Personal
  Strategy Balanced
  Portfolio
   2007.................  76,672 $12.12 $12.59 $  930,972    2.15%   1.25% 2.00%   5.47%   6.27%
   2006................. 100,988  11.40  11.94  1,152,276    2.07%   1.25% 2.00%   9.64%  10.47%
   2005................. 113,225  10.32  10.89  1,169,991    0.89%   1.25% 2.00%   1.47%   5.98%
Vanguard Mid Cap
  Index Portfolio
   2007.................   5,761  13.64  13.73     78,819    0.86%   1.95% 2.20%   3.82%   4.08%
   2006.................  13,679  13.13  13.19    180,255    0.29%   1.95% 2.20%  11.37%  11.59%
   2005.................     592  11.79  11.82      6,997    0.00%   1.95% 2.20%  12.03%  12.23%
Vanguard REIT Index
  Portfolio
   2007.................  10,070  12.28  12.37    124,288    1.35%   1.95% 2.20% -18.43% -18.22%
   2006.................   6,077  15.06  15.12     91,860    0.20%   1.95% 2.20%  31.99%  32.28%
   2005.................     212  11.41  11.43      2,423    0.00%   1.95% 2.20%   9.48%   9.61%
Vanguard Total Bond
  Market Index Portfolio
   2007.................  14,184  10.66  10.74    152,166    3.54%   1.95% 2.20%   4.65%   4.91%
   2006.................   8,692  10.19  10.23     88,834    0.25%   1.95% 2.20%   2.10%   2.30%
   2005.................      50   9.98  10.00        496    0.00%   1.95% 2.20%  -0.13%   0.00%
Vanguard Total Stock
  Market Index Portfolio
   2007.................  17,658  12.89  12.97    228,689    0.83%   1.95% 2.20%   2.86%   3.12%
   2006.................   6,937  12.53  12.58     87,250    0.08%   1.95% 2.20%  12.98%  13.33%
   2005.................      95  11.09  11.10      1,052    0.00%   1.95% 2.20%   7.33%   7.39%
Vanguard Small
  Company Growth
  Portfolio
   2007.................   4,729  12.89  12.97     61,262    0.25%   1.95% 2.20%   1.50%   1.75%
   2006.................   2,628  12.70  12.75     33,501    0.30%   1.95% 2.20%   7.99%   8.14%
   2005.................     177  11.76  11.79      2,092    0.00%   1.95% 2.20%  11.83%  12.03%
Vanguard Capital
  Growth Portfolio
   2007.................   1,846  13.82  13.92     25,691    0.45%   1.95% 2.20%  10.02%  10.30%
   2006.................   1,734  12.56  12.62     21,872    0.04%   1.95% 2.20%   9.12%   9.45%
   2005.................      48  11.51  11.53        551    0.00%   1.95% 2.20%  10.15%  10.29%

--------
  *These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. These ratios exclude expenses assessed by the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests. The investment income ratio is calculated for the effective period for each fund as applicable. See Note 1.

                        RBC VARIABLE ANNUITY ACCOUNT A

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)

6. Unit Fair Value (Continued)

 **These ratios represent the annualized contract expenses of the separate account, which consist of the coverage charge. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner accounts through redemption of units and expenses of the underlying funds are excluded.
***These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses would result in a reduction in the total return presented. The total return is calculated for the effective period for each fund as applicable. See Note 1.

                                  * * * * * *

                        Liberty Life Insurance Company

Statutory Basis Financial Statements as of December 31, 2007 and 2006, and for
                                      the
                Years Ended December 31, 2007, 2006, and 2005,
                       and Independent Auditors' Report

                        LIBERTY LIFE INSURANCE COMPANY

                               TABLE OF CONTENTS

                                                                                                 Page
                                                                                               --------
Independent Auditors' Report..................................................................      F-1

Statutory-Basis Financial Statements as of December 31, 2007 and 2006, and for the years ended
  December 31, 2007, 2006, and 2005:

   Statements of Admitted Assets, Liabilities and Surplus--Statutory Basis....................  F-2-F-3

   Statements of Income--Statutory Basis......................................................      F-4

   Statements of Changes in Capital and Surplus--Statutory Basis..............................      F-5

   Statements of Cash Flow--Statutory Basis...................................................      F-6

   Notes to Financial Statements--Statutory Basis............................................. F-7-F-42

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Liberty Life Insurance Company
Greenville, South Carolina

   We have audited the accompanying statements of admitted assets, liabilities, and surplus--statutory basis of Liberty Life Insurance Company (the "Company"), a wholly owned subsidiary of Royal Bank of Canada, as of December 31, 2007 and 2006, and the related statements of income--statutory basis, changes in capital and surplus--statutory basis, and cash flow--statutory basis for the years ended December 31, 2007, 2006, and 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. As described in Note 1 to the financial statements, the financial statements give retroactive effect to the merger of the Company and Business Men's Assurance Company of America, which has been accounted for as a statutory merger.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 or 2006, or the results of its operations or its cash flows for the years ended December 31, 2007, 2006, and 2005.

   However, in our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of Liberty Life Insurance Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years ended December 31, 2007, 2006, and 2005, on the basis of accounting described in Note 1.

/s/ Deloitte & Touche LLP

April 25, 2008

                        LIBERTY LIFE INSURANCE COMPANY

                        STATEMENTS OF ADMITTED ASSETS,

                   LIABILITIES AND SURPLUS--STATUTORY BASIS

                       As of December 31, 2007 and 2006
                                (In thousands)

                                                                                                      2007       2006
                                                                                                   ---------- ----------
Admitted Assets
Cash and Invested Assets:
   Bonds.......................................................................................... $2,733,011 $2,726,256
   Preferred stocks...............................................................................     30,917     18,778
   Common stocks..................................................................................     94,212     87,749
   Mortgage loans.................................................................................    571,911    549,542
   Real estate--property held for sale............................................................         --        513
   Contract loans.................................................................................    104,558    108,308
   Cash and short-term investments................................................................     38,591    129,979
   Other invested assets..........................................................................     20,473     23,666
   Receivables for securities.....................................................................         12        469
                                                                                                   ---------- ----------
      Total cash and invested assets..............................................................  3,593,685  3,645,260
Deferred and uncollected premiums--less loading ($(307) and $(268) in 2007 and 2006, respectively)      4,302      4,660
Accident and health premiums due and unpaid.......................................................      4,677      7,433
Accrued retrospective premiums....................................................................        469         --
Reinsurance balances recoverable..................................................................     14,382     11,388
Accrued investment income.........................................................................     26,933     28,516
Receivable from affiliates........................................................................        832         87
Cash value of company-owned insurance.............................................................     22,293     20,962
Deferred tax asset--net...........................................................................     18,891     16,398
Other admitted assets.............................................................................      1,825      2,491
Separate account assets...........................................................................     34,103     33,751
                                                                                                   ---------- ----------
Total............................................................................................. $3,722,392 $3,770,946
                                                                                                   ========== ==========



              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

                        STATEMENTS OF ADMITTED ASSETS,

             LIABILITIES AND SURPLUS--STATUTORY BASIS--(Concluded)

                       As of December 31, 2007 and 2006
                       (In thousands, except share data)

                                                                           2007            2006
                                                                        ----------      ----------
Liabilities and Capital and Surplus
Liabilities:
  Policy and contract liabilities:
   Life and annuity reserves........................................... $3,206,560      $3,236,953
   Accident and health active life reserves............................     32,087          31,161
   Accident and health claim reserves..................................      2,421           2,774
   Policyholders' funds left on deposit................................     27,499          29,962
   Policy and contract claims payable..................................     32,129          31,488
   Provision for experience rating refunds.............................      6,525           6,290
   Reinsurance payable.................................................      1,413           1,741
   Other policyholders' funds..........................................      3,874           3,938
                                                                        ----------      ----------
      Total policy and contract liabilities............................  3,312,508       3,344,307
  Accrued insurance expenses...........................................     25,076          25,391
  Net transfers to separate accounts due or accrued....................       (876)         (1,167)
  Federal income taxes payable.........................................         87             109
  Amounts withheld by Company as agent.................................      4,587           3,396
  Asset valuation reserve..............................................     29,587          31,298
  Liability for benefits for employees and agents......................     34,798          34,832
  Liability for escheat funds..........................................      7,283           6,665
  Dividends to stockholders declared and unpaid........................         --           6,125
  Deferred gain on sale of building....................................      4,293           5,073
  Payable to affiliates................................................      1,282           3,750
  Other liabilities....................................................      8,122           8,912
  Separate account liabilities.........................................     34,103          33,751
                                                                        ----------      ----------
      Total liabilities................................................  3,460,850       3,502,442
Capital and Surplus:
  Common stock, $1 par value per share--authorized, 24,000,000 shares;
   issued and outstanding, 9,920,000 shares............................      9,920           9,920
  Additional paid-in surplus...........................................    151,770         151,770
  Surplus note.........................................................     31,000          57,000
  Unassigned surplus...................................................     68,852          49,814
                                                                        ----------      ----------
      Total capital and surplus........................................    261,542         268,504
                                                                        ----------      ----------
Total.................................................................. $3,722,392      $3,770,946
                                                                        ==========      ==========

              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

                     STATEMENTS OF INCOME--STATUTORY BASIS

             For the years ended December 31, 2007, 2006, and 2005
                                (In thousands)

                                                                                                          2007      2006
                                                                                                        --------  --------
Premiums and other revenues:
   Life and annuity premiums........................................................................... $277,110  $412,889
   Accident and health premiums........................................................................   42,019    48,936
   Net investment income...............................................................................  200,191   201,155
   Commission and expense allowances on reinsurance ceded..............................................   16,928    18,443
   Amortization of interest maintenance reserve........................................................     (260)       93
   Other income........................................................................................    3,357     3,445
                                                                                                        --------  --------
      Total premiums and other revenues................................................................  539,345   684,961
Benefits and other deductions:
   Life and annuity benefits...........................................................................  414,541   447,272
   Accident and health benefits........................................................................   11,011    15,502
   (Decrease) increase in reserves.....................................................................  (64,926)   34,681
   Commissions.........................................................................................   60,233    70,415
   Commission and expense allowances on reinsurance assumed............................................    2,392     2,341
   General insurance expenses..........................................................................   86,307    87,217
   Insurance taxes, licenses, and fees.................................................................    9,631     8,639
   Decrease in loading and cost of collection on deferred and uncollected premiums.....................      (40)     (375)
   Net transfers from separate accounts................................................................   (1,155)   (1,691)
                                                                                                        --------  --------
      Total benefits and other deductions..............................................................  517,994   664,001
                                                                                                        --------  --------
Gain from operations before dividends to policyholders, federal income taxes, and net realized capital
 gains (losses)........................................................................................   21,351    20,960
Dividends to policyholders.............................................................................    1,089     1,166
                                                                                                        --------  --------
Gain from operations before federal income taxes and net realized capital gains (losses)...............   20,262    19,794
Federal income taxes...................................................................................       --        27
                                                                                                        --------  --------
Gain from operations before net realized capital gains (losses)........................................   20,262    19,767
Net realized capital gains (losses), less taxes of $87, $0 and $27, excluding taxes of $284, $0 and $27
 transferred to the IMR, in 2007, 2006 and 2005, respectively..........................................   18,997       221
                                                                                                        --------  --------
Net income............................................................................................. $ 39,259  $ 19,988
                                                                                                        ========  ========

                                                                                                          2005
                                                                                                        --------
Premiums and other revenues:
   Life and annuity premiums........................................................................... $511,950
   Accident and health premiums........................................................................   52,287
   Net investment income...............................................................................  200,942
   Commission and expense allowances on reinsurance ceded..............................................    8,316
   Amortization of interest maintenance reserve........................................................      535
   Other income........................................................................................    4,197
                                                                                                        --------
      Total premiums and other revenues................................................................  778,227
Benefits and other deductions:
   Life and annuity benefits...........................................................................  388,216
   Accident and health benefits........................................................................   13,936
   (Decrease) increase in reserves.....................................................................  175,115
   Commissions.........................................................................................   81,932
   Commission and expense allowances on reinsurance assumed............................................    2,916
   General insurance expenses..........................................................................   84,223
   Insurance taxes, licenses, and fees.................................................................    9,835
   Decrease in loading and cost of collection on deferred and uncollected premiums.....................     (137)
   Net transfers from separate accounts................................................................  (10,686)
                                                                                                        --------
      Total benefits and other deductions..............................................................  745,350
                                                                                                        --------
Gain from operations before dividends to policyholders, federal income taxes, and net realized capital
 gains (losses)........................................................................................   32,877
Dividends to policyholders.............................................................................    1,154
                                                                                                        --------
Gain from operations before federal income taxes and net realized capital gains (losses)...............   31,723
Federal income taxes...................................................................................   (1,098)
                                                                                                        --------
Gain from operations before net realized capital gains (losses)........................................   32,821
Net realized capital gains (losses), less taxes of $87, $0 and $27, excluding taxes of $284, $0 and $27
 transferred to the IMR, in 2007, 2006 and 2005, respectively..........................................     (395)
                                                                                                        --------
Net income............................................................................................. $ 32,426
                                                                                                        ========

              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS

             For the years ended December 31, 2007, 2006, and 2005
                                (In thousands)

                                                                                                           2007      2006
                                                                                                         --------  --------
Capital and surplus--beginning of year.................................................................. $268,504  $274,938

Changes in capital and surplus:
   Net income...........................................................................................   39,259    19,988
   Change in net unrealized capital gains (net of taxes of $5,121, $3,631 and $292, in 2007, 2006, and
    2005, respectively).................................................................................   (9,495)    6,743
   Decrease in deferred income tax......................................................................  (10,215)   (8,289)
   Decrease in nonadmitted assets.......................................................................    3,873     8,816
   (Increase) decrease in liability for reinsurance in unauthorized companies...........................      (28)        9
   (Increase) decrease in reserve on account of change in valuation basis...............................   (5,815)      668
   Decrease (increase) in asset valuation reserve.......................................................    1,711     3,071
   Dividends to stockholder.............................................................................       --   (37,250)
   Decrease in surplus as a result of reinsurance.......................................................     (252)     (190)
   Payments on surplus note payable to affiliate........................................................  (26,000)       --
                                                                                                         --------  --------
      Net change in capital and surplus for the year....................................................   (6,962)   (6,434)
                                                                                                         --------  --------
Total capital and surplus--end of year.................................................................. $261,542  $268,504
                                                                                                         ========  ========

                                                                                                           2005
                                                                                                         --------
Capital and surplus--beginning of year.................................................................. $273,546

Changes in capital and surplus:
   Net income...........................................................................................   32,426
   Change in net unrealized capital gains (net of taxes of $5,121, $3,631 and $292, in 2007, 2006, and
    2005, respectively).................................................................................     (542)
   Decrease in deferred income tax......................................................................   (4,897)
   Decrease in nonadmitted assets.......................................................................      966
   (Increase) decrease in liability for reinsurance in unauthorized companies...........................       86
   (Increase) decrease in reserve on account of change in valuation basis...............................   (7,461)
   Decrease (increase) in asset valuation reserve.......................................................     (479)
   Dividends to stockholder.............................................................................  (18,375)
   Decrease in surplus as a result of reinsurance.......................................................     (332)
   Payments on surplus note payable to affiliate........................................................       --
                                                                                                         --------
      Net change in capital and surplus for the year....................................................    1,392
                                                                                                         --------
Total capital and surplus--end of year.................................................................. $274,938
                                                                                                         ========

              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

                   STATEMENTS OF CASH FLOW--STATUTORY BASIS

             For the years ended December 31, 2007, 2006, and 2005
                                (In thousands)

                                                                                  2007       2006       2005
                                                                               ---------  ---------  ---------
Cash flow from operating activities:
   Premiums, policy proceeds, and other considerations........................ $ 348,044  $ 477,230  $ 567,073
   Net investment income......................................................   199,400    199,300    200,160
   Commission and expense allowances..........................................    16,951     18,360      8,575
   Benefits...................................................................  (426,894)  (457,496)  (402,175)
   Insurance expenses.........................................................  (157,664)  (172,761)  (176,913)
   Other--net.................................................................     3,106      3,255      4,078
   Dividends to policyholders.................................................       (50)    (1,187)      (990)
   Transfers from separate accounts...........................................     1,446      5,935     10,615
   Federal income taxes recovered (paid)......................................       276         (7)     3,054
                                                                               ---------  ---------  ---------
      Net cash (used in) provided by operating activities.....................   (15,385)    72,629    213,477

Cash flow from investment activities:
   Proceeds from sales, maturities, or repayments of investments:
   Bonds......................................................................   278,675    194,316    330,481
   Preferred stock............................................................     1,124        516      3,493
   Common stock...............................................................    70,157      4,130     35,086
   Mortgage loans.............................................................    74,552     94,315    105,253
   Real estate................................................................     1,295     21,650         20
   Other......................................................................     8,484      5,759     19,285
                                                                               ---------  ---------  ---------
      Total proceeds from sales, maturities, or repayments of investments.....   434,287    320,686    493,618

   Cost of investments acquired:
   Bonds......................................................................  (285,460)  (224,046)  (621,511)
   Preferred stock............................................................   (13,281)        --     (2,028)
   Common stock...............................................................   (73,629)   (12,626)   (38,727)
   Mortgage loans.............................................................   (96,921)   (68,714)   (95,114)
   Real estate................................................................        --        (41)       (86)
   Other......................................................................      (887)    (1,109)   (16,864)
                                                                               ---------  ---------  ---------
      Total cost of investments acquired......................................  (470,178)  (306,536)  (774,330)
                                                                               ---------  ---------  ---------
      Net cash (used in) provided by investment activities....................   (35,891)    14,150   (280,712)

Cash flow from financing and miscellaneous activities:
   Dividend paid to stockholders..............................................    (6,125)   (37,250)   (12,250)
   Net (withdrawals) deposits on deposit-type contracts.......................    (3,598)    (3,290)     2,170
   Payments on surplus note payable to affiliate..............................   (26,000)        --         --
   Other applications--net....................................................    (4,389)    (6,291)    (7,213)
                                                                               ---------  ---------  ---------
      Net cash used in financing and miscellaneous activities.................   (40,112)   (46,831)   (17,293)
                                                                               ---------  ---------  ---------
Net (decrease) increase in cash and short-term investments....................   (91,388)    39,948    (84,528)
Cash and short-term investments--beginning of year............................   129,979     90,031    174,559
                                                                               ---------  ---------  ---------
Cash and short-term investments--end of year.................................. $  38,591  $ 129,979  $  90,031
                                                                               =========  =========  =========

              See notes to financial statements--statutory basis.

                        LIBERTY LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

 As of December 31, 2007 and 2006, and for the years ended December 31, 2007,
                                2006, and 2005

1. Nature Of Operations, Accounting Changes, and Significant Accounting Policies

   Nature of Operations--Liberty Life Insurance Company (the "Company" or "LLIC") is domiciled in South Carolina and is a wholly owned subsidiary of Royal Bank of Canada ("RBC") through RBC's indirect wholly owned subsidiary, RBC Insurance Holdings (USA), Inc. ("RBCIH"), a Delaware holding company. The Company is licensed in 49 states and the District of Columbia and has three primary marketing divisions. The Company's Agency division markets various life insurance products to individuals including individual life, health, and interest sensitive whole life products. This division's primary market is in the Southeast. The Company's Financial Institution Sales division primarily markets term life, accident, and disability insurance designed to pay a residential mortgage balance upon the death or disability of the insured. This division markets through brokers and financial institutions across the country. The Company's Direct Marketing division markets term life insurance primarily through internet insurance aggregators. The Company's Independent Distribution division markets a diversified portfolio of individual and investment products primarily distributed through a nationwide network of national marketing organizations and independent brokers.

   Statutory Merger--Liberty Life Insurance Company (NAIC # 65323) (the "Predecessor Company") merged with and into its subsidiary, Business Men's Assurance Company of America (NAIC # 61492) ("BMA") on June 30, 2006, with the surviving entity being BMA.

   The following transactions occurred which effectively merged LLIC into BMA:

  . RBCIH contributed shares of the Predecessor Company to BMA in exchange for newly issued shares of BMA.

  . 5,114,112 outstanding shares of $1 par value BMA stock and 992 shares of $10,000 par value Predecessor Company stock were canceled.

  . BMA issued 9,920,000 shares of $1 par value stock to RBCIH with a total value of $161.7 million.

  .   BMA then changed its name to Liberty Life Insurance Company.

   Prior year amounts have been adjusted to reflect comparative merged company financial statements. The statutory merger method of accounting was used to reflect the merger which requires that the balance sheets, statements of income, statements of capital and surplus and statements of cash flow of the Predecessor Company and BMA be combined and restated as of January 1, 2005. Elimination of the beginning investment in subsidiary and related goodwill, reported as a write-in for gains and losses in surplus in the annual statement, was reported as an adjustment to the December 31, 2004 capital and surplus balance.

   Basis of Presentation--The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the South Carolina Department of Insurance ("SCDOI"). The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital. The state of South Carolina has adopted the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual. Such practices vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). The more significant variances from GAAP are as follows:

   Investments--Investments in bonds, common stocks and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their NAIC rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments would be reported at amortized cost, and the remaining fixed maturity investments would be

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature Of Operations, Accounting Changes, and Significant Accounting Policies (Continued)

reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale. Fair values of certain investments in bonds and stocks are based on values specified by the NAIC rather than actual or estimated market values. Real estate owned by the Company is included in investments rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties until sold on June 30, 2006. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of estimated future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Derivatives--The Company issues indexed annuity contracts whereby the contractholder's crediting rate is indexed to the overall performance of a market index, either the Dow Jones Industrial Average or the S&P 500. The Company manages this risk by reinsuring the option risk that pays the interest credited to the contracts. The Company accounts for these contracts as reinsurance presenting the contract liability net of reinsurance. Payments to the reinsurer are recognized as a reduction of premiums.

   Under GAAP, the Company would be required to account for these contracts separately, including bifurcation of the embedded derivative in the annuity contract. These contracts would then be marked to fair market value with changes in the market value charged to income.

   Valuation Reserves--Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands; that net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying statements of admitted assets, liabilities and surplus--statutory basis. The Company's IMR at December 31, 2007 and 2006 was an asset balance of approximately $3,958,000 and $2,190,000, respectively, which was nonadmitted in accordance with prescribed accounting practices. Realized capital gains and losses are reported in income net of tax and transfers to the IMR.

   The asset valuation reserve ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and an impairment is recorded when there has been a decline in value deemed other than temporary, in which case, the provision for such declines would be charged to income.

   Policy Acquisition Costs--The costs of acquiring and renewing business, such as first year commissions and certain underwriting and issue expenses, are expensed when incurred. Under GAAP, acquisition costs related to

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature Of Operations, Accounting Changes, and Significant Accounting Policies (Continued)

traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Nonadmitted Assets--Certain assets are designated as nonadmitted and excluded from the statutory financial statements whereas under GAAP they are reported as assets, net of any valuation allowances as appropriate. These assets include receivables from agents and bills receivable, electronic data processing equipment, capitalized software, the asset balance of the IMR, furniture and equipment and prepaid pension cost. Changes to nonadmitted assets are charged directly to unassigned surplus.

   Benefit Reserves--Certain policy reserves are calculated based on statutorily required interest and mortality assumptions and methods promulgated by the SCDOI rather than on estimated expected mortality, interest and withdrawal experience at the time of issue as is required under GAAP for traditional policies or at account value for interest-sensitive policies. Policy reserve increases or decreases caused by changes in valuation basis and certain amounts related to the acquisition or disposal of blocks of business or companies may be charged directly to statutory surplus.

   Annuity Contracts and Universal Life Policies--Revenues for annuity contracts and universal life policies consist of the entire premium received and benefits incurred represent the total of death benefits paid, net cash surrenders, and the change in policy reserves. Under GAAP, premiums received for annuity contracts which do not include significant mortality risk would not be recognized as premium revenue and benefits would represent the excess of the benefit paid over the reserve established for the contract. Premiums received for universal life policies in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Surrender charges for both types of policies would be recognized as revenue.

   Reinsurance--Policy and contract liabilities are reported net of reinsured amounts, rather than gross as would be required by GAAP. A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for reinsurance recoverable amounts deemed uncollectible would be established through a charge to earnings. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Employee Benefits--For purposes of calculating the Company's postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included. Additionally, the funded status of the plan is recorded in the balance sheet.

   Policyholder Dividends--Policyholder dividends are recognized when declared rather than over the term of the related policies.

   Statements of Cash Flow--Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature Of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Federal Income Tax--Deferred taxes are recorded based on temporary differences between the financial reporting and tax bases of assets and liabilities. However, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets. Changes in deferred taxes are charged to unassigned surplus. Under GAAP, changes in deferred taxes are recorded as part of the income tax provision.

   Comprehensive Income--Comprehensive income and its components are not presented in the statutory financial statements.

   Separate Accounts--The Company's guaranteed investment contracts ("GIC") are to be treated as a separate account. Under GAAP, the Company's GICs are included in the general account. Additionally, separate account premiums and benefits are recognized in the statutory statements of income and transferred to or from the separate account. Under GAAP, separate account premiums and benefits are not recognized.

   Other significant accounting practices are as follows:

   Use of Estimates--The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying statutory basis financial statements are unearned revenue reserves, assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation methods for infrequently traded securities and private placements, policy liabilities and accruals relating to legal and administrative proceedings.

   Investments--Bonds, preferred stocks, and common stocks are stated at values prescribed by the NAIC, as follows:

   Bonds not backed by other loans are reported at amortized cost or market value based on their NAIC rating. The discount or premium on bonds is amortized using the modified scientific method. For single-class and multiclass mortgage-backed/asset-backed securities, anticipated prepayments are considered when determining the amortization of discount or premium.

   Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are reviewed and adjusted periodically based on current prepayment assumptions using the retrospective method determined by the specific structure of the security owned.

   Redeemable and nonredeemable preferred stocks are reported at the lower of cost or amortized cost; however, those designated not to be in good standing are carried at market value as determined by the Securities Valuation Office of the NAIC ("SVO").

   Common stocks are reported at market value as determined by the SVO and the related unrealized gains and losses are reported in unassigned surplus, net of federal income taxes.

   Mortgage loans are reported at unpaid principal balances, net of purchase discounts, premiums and allowance for impairments.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature Of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Land is reported at cost and other real estate is reported at net depreciated cost, with depreciation calculated on a straight-line basis over the estimated useful lives of the properties.

   Contract loans are reported at unpaid principal balances.

   Short-term investments include investments with maturities of less than one year at the date of acquisition.

   Changes in unrealized gains or losses on bonds, redeemable preferred stocks, mortgage loans, common stocks and nonredeemable preferred stocks are credited or charged directly to unassigned surplus, except with those securities with other-than-temporary impairment. A decline in a security's net realizable value that is other-than-temporary is treated as a realized loss in the statements of income--statutory basis and the cost basis of the security is reduced to its estimated fair value.

   Fair values of fixed maturity securities, as disclosed in Notes 2 and 11 in these financial statements, have been determined using quoted market prices, where available, and estimates of fair value for private placements and thinly-traded securities.

   Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

   Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued with amounts over 90 days past due is nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2007 or 2006.

   Furniture and Equipment--Nonadmitted data processing equipment and furniture and equipment are depreciated over 5 to 14 years using the straight-line method. Depreciation expense on furniture and equipment amounted to $1,755,000 in 2007, $2,283,000 in 2006, and $2,415,000 in 2005.

   In 2006 the Company discontinued its relationship with an organization marketing certain mortgage origination products. As a result of this change, the Company determined the value of the related system was no longer recoverable and recognized an impairment charge of $3,228,000 for the net book value of the system. This charge is included in general insurance expenses in the accompanying statements of income--statutory basis for the year ended December 31, 2006.

   Premiums and Related Commissions--Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the terms of the policies.

   Premiums for retrospectively rated policies are recognized as adjustments to the accumulation value of all funds deposited plus interest credited and less benefits and current reserves. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums.

   Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature Of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Policy Reserves and Benefits--Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the SCDOI. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. For Debit-Ordinary substandard polices, reserves are calculated using the same interest rate as for standard policies but using multiples of standard rates of mortality. Extra premiums are charged according to underwriting classification. For Regular-Ordinary substandard policies, mean reserves are calculated by computing the regular mean reserve for the plan and adding one-half of the extra premium charge for the year to that reserve. At
December 31, 2007 and 2006, the Company had approximately $3,032,213,000 and $529,410,000, respectively, of insurance in force for which the gross premiums are less than the net premium according to the standard of valuation set by the State of South Carolina. Reserves of approximately $14,401,000 and $2,911,000, respectively, have been provided for this deficiency at December 31, 2007 and 2006.

   Tabular interest, tabular less actual reserve released and tabular cost are determined by formula. Tabular interest on funds not involving life contingencies is determined from the basic data for the calculation of the fund balance.

   Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances plus additions for any interest guarantees in excess of valuation interest rates.

   Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums. Claims reserves, including incurred but not reported claims, represent management's estimate of the ultimate liability associated with unpaid policy claims, based upon analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

   Benefits Paid or Provided--Benefits paid or provided to policyholders and beneficiaries include claims paid during the period, an accrual for claims reported but not yet paid, and an accrual for claims incurred but not reported based on historical claims experience modified for expected future trends.

   Claims and Claim Adjustment Expenses--Claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2007 and 2006. The reserves for unpaid claims and claim adjustment expenses are estimated using the individual case-basis valuations and statistical analyses. For disability policies, investment yields and morbidity rates are utilized in compliance with the NAIC's Model Regulation, "Minimum Reserve Standards for Individual and Group Health Insurance Contracts." All estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

   Reinsurance--Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, claim

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature Of Operations, Accounting Changes, and Significant Accounting Policies (Continued)

adjustment expenses and the reserves for policy and contract liabilities, claim adjustment expenses and unearned premiums are reported net of reinsured amounts.

   Separate Accounts--The Company actively sells variable annuity and variable universal life products in its two separate accounts. The Company formerly sold insured GIC contracts. The final separate account GIC contract matured during 2006. The separate account assets are legally segregated and are not subject to claims which may arise from any other business of the Company.

   The assets and liabilities of the variable lines of business are reported at fair value since the underlying investment risks are assumed by the policy owners. Investment income and gains or losses arising from the variable lines of business accrue directly to the policy owners and are, therefore, not included in investment earnings in the accompanying statements of income--statutory basis. Separate account assets and liabilities for the variable lines of business totaled $34,103,000 and $33,751,000 at December 31, 2007 and 2006, respectively.

   The assets of the GIC line of business were maintained at an amount equal to the related liabilities. The assets related to the GIC line of business included bonds reported at amortized cost and loan-backed bonds and structured securities stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. The liabilities were reported at the original deposit amount plus accrued interest guaranteed to the contract holders. The net operating earnings of this product were included in the accompanying statements of income--statutory basis.

   AVR and IMR--The Company has established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's holdings of mortgages, investments in real estate, bonds, stocks, and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added or charged to the AVR.

   The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.

   Participating Policies--The Company has in force individual life participating policies contracts but does not presently issue any participating business. For the years ended December 31, 2007, 2006, and 2005, premiums under individual life participating policies were $2,144,000 or 0.67%, $2,322,000 or 0.50%, and $2,149,000, or 0.38% of total individual life premiums earned, respectively. The Company paid dividends in the amount of $1,089,000, $1,166,000, and $1,154,000, to policyholders in 2007, 2006, and 2005, respectively.

   Guaranty Fund Assessments--Guaranty fund assessment accruals are estimated by management at the time the events occur on which assessments are expected to be based. The Company recorded a liability for estimated future guaranty fund assessments of $1,511,000 and $1,598,000, as of December 31, 2007 and 2006,
respectively. A related receivable has been recorded for estimated premium tax credits of $1,105,000 and $1,167,000, as of December 31, 2007 and 2006,
respectively, which may be used over a 5 to 20 year period.

   Concentrations of Credit Risk--Financial instruments that potentially subject the Company to concentrations of credit risk are primarily cash, cash equivalents and investments. Cash equivalents are comprised of investments in money market securities. The Company limits the amount of credit exposure with any one financial institution and believes that no significant concentration of credit risk exists with respect to cash and investments.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature Of Operations, Accounting Changes, and significant Accounting Policies (Continued)


   Vulnerability due to Certain Concentrations--The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

   The Company markets its annuity products through third party national marketing organizations ("NMO's"). One of these NMO's accounted for approximately 27% and 34% of the Company's new annuity production during 2007 and 2006, respectively. Changes in this NMO's business could have a material impact on the Company's revenues.

   Postretirement Benefits--The projected future cost of providing benefits, such as health care and life insurance, to retirees and employees is recognized as an expense as employees render service, rather than when the benefits are paid. See Note 10 for further disclosures with respect to postretirement benefits other than pensions.

   Accounting Changes--During 2007, 2006 and 2005, the Company changed various bases of valuation related to its reserves for life insurance and annuity contracts. The cumulative effect of the change in accounting is reported as an adjustment to unassigned surplus. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting method had been applied retroactively for all prior periods. As a result of the accounting change, the Company reported an increase in reserves on account of a change in valuation basis of $5,815,000 in 2007 which resulted in a decrease to unassigned surplus. In 2006, the Company reported a decrease in reserves of $668,000 which resulted in an increase to unassigned surplus and, in 2005, reported an increase in reserves of $7,461,000 which resulted in a decrease to unassigned surplus.

   Reclassifications--Certain amounts in 2006 have been reclassified to conform to the current year presentation. This reclassification had no impact on admitted assets, liabilities, capital and surplus or net income.

   New Accounting Pronouncement--In December 2007, the NAIC adopted Statement of Statutory Accounting Principles ("SSAP") No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88. This statement establishes statutory accounting principles for investments in subsidiaries, controlled and affiliated ("SCA") entities. This statement is effective for years ending on or after December 31, 2007. Implementation of this statement did not have a material impact on the Company's statutory basis financial statements for the year ended December 31, 2007.

                        LIBERTY LIFE INSURANCE COMPANY

2. Investments

   Debt Securities--The cost or amortized cost and the fair value of investments in fixed maturity securities are summarized as follows (in thousands):

                                                         Cost or     Gross      Gross    Estimated
                                                        Amortized  Unrealized Unrealized   Fair
                                                          Cost       Gains      Losses     Value
                                                        ---------- ---------- ---------- ----------
December 31, 2007
U.S. Treasury and government-sponsored corporations and
  agencies............................................. $  168,577  $ 2,901    $   (501) $  170,977
Obligations of states and political subdivisions.......      8,020       72         (39)      8,053
Foreign--other.........................................     44,408      433        (472)     44,369
Corporate bonds........................................  1,207,697   14,834     (35,065)  1,187,466
Mortgage-backed securities:
   Government agencies.................................    236,313    1,086      (3,122)    234,277
   Corporate...........................................  1,067,996    8,738     (20,459)  1,056,275
                                                        ----------  -------    --------  ----------
       Total bonds.....................................  2,733,011   28,064     (59,658)  2,701,417
Preferred stock--redeemable............................     18,492      375        (156)     18,711
                                                        ----------  -------    --------  ----------
Total fixed maturity securities........................ $2,751,503  $28,439    $(59,814) $2,720,128
                                                        ==========  =======    ========  ==========
December 31, 2006
U.S. Treasury and government-sponsored corporations and
  agencies............................................. $  343,002  $   451    $ (6,208) $  337,245
Obligations of states and political subdivisions.......      8,455      102        (128)      8,429
Foreign--other.........................................     41,110      292        (363)     41,039
Corporate bonds........................................  1,077,486   16,162     (20,515)  1,073,133
Mortgage-backed securities:
   Government agencies.................................    241,796      796      (4,075)    238,517
   Corporate...........................................  1,014,407    5,068     (20,245)    999,230
                                                        ----------  -------    --------  ----------
       Total bonds.....................................  2,726,256   22,871     (51,534)  2,697,593
Preferred stock--redeemable............................     14,398      580         (64)     14,914
                                                        ----------  -------    --------  ----------
Total fixed maturity securities........................ $2,740,654  $23,451    $(51,598) $2,712,507
                                                        ==========  =======    ========  ==========

                        LIBERTY LIFE INSURANCE COMPANY

   The amortized cost and the estimated fair value of the bonds and mandatory redeemable preferred stock at December 31, 2007, by contractual maturity, are shown below (in thousands). Expected maturities may differ from contractual maturities because certain borrowers have the right to call or repay obligations with or without call or prepayment penalties.

                                                                          Estimated
                                                               Amortized    Fair
                                                                 Cost       Value
                                                               ---------- ----------
Years to maturity:
   1 or less.................................................. $   47,670 $   47,383
   After 1 through 5..........................................    166,130    171,202
   After 5 through 10.........................................    685,152    678,596
   After 10...................................................    480,634    464,657
Mortgage-backed securities primarily maturing in 5 to 25 years  1,371,917  1,358,290
                                                               ---------- ----------
Total......................................................... $2,751,503 $2,720,128
                                                               ========== ==========

   At December 31, 2007 and 2006, the Company held less-than-investment grade corporate bonds of $641,000 and $693,000, with an aggregate fair market value of $629,000 and $662,000, respectively. These holdings amounted to less than 0.03% of the Company's investments in bonds and less than 0.02% of the Company's total admitted assets. The holdings of less-than-investment grade bonds are of satisfactory quality based on the Company's investment policies and credit standards. At December 31, 2007 and 2006, the Company held no bonds which were not rated by the SVO or a nationally recognized statistical rating organization.

   At December 31, 2007 and 2006, bonds totaling $7,005,000 and $7,009,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

   The Company's nonredeemable preferred stock is carried at cost. Changes in unrealized gains and losses on investments in common stocks are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, those investments are summarized as follows (in thousands):

                                               Gross      Gross    Estimated
                                             Unrealized Unrealized   Fair
                                      Cost     Gains      Losses     Value
                                    -------- ---------- ---------- ---------
    December 31, 2007
    Preferred stocks--nonredeemable $ 12,425   $  643    $    --   $ 13,068
    Common stocks--unaffiliated....   91,216    5,098     (3,107)    93,207
    Common stocks--affiliated......      751      254         --      1,005
                                    --------   ------    -------   --------
    Total.......................... $104,392   $5,995    $(3,107)  $107,280
                                    ========   ======    =======   ========

                                              Gross      Gross    Estimated
                                            Unrealized Unrealized   Fair
                                     Cost     Gains      Losses     Value
                                    ------- ---------- ---------- ---------
    December 31, 2006
    Preferred stocks--nonredeemable $ 4,380  $   467     $  --     $ 4,847
    Common stocks--unaffiliated....  69,314   16,227      (254)     85,287
    Common stocks--affiliated......   1,572      890        --       2,462
                                    -------  -------     -----     -------
    Total.......................... $75,266  $17,584     $(254)    $92,596
                                    =======  =======     =====     =======

                        LIBERTY LIFE INSURANCE COMPANY

   Net realized gains (losses) on investments for the years ended December 31, 2007, 2006, and 2005, are summarized below (in thousands):

                                                                  Net
                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                          -                   -------- -------- --------
        Year Ended December 31, 2007
        Bonds................................ $ 1,305  $(3,617) $(2,312)
        Common stocks........................  17,679       --   17,679
        Other................................   1,721      (32)   1,689
                                              -------  -------  -------
        Total................................ $20,705  $(3,649)  17,056
                                              =======  =======
        Capital gains tax....................                       (87)

        Transfer to IMR......................                     2,028
                                                                -------
        Net realized capital gains net of IMR                   $18,997
                                                                =======

                                                                  Net
                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                          -                   -------- -------- --------
        Year Ended December 31, 2006
        Bonds................................  $  595  $(3,244) $(2,649)
        Common stocks........................   1,494       --    1,494
        Preferred stocks.....................     190       --      190
        Other................................     381     (440)     (59)
                                               ------  -------  -------
        Total................................  $2,660  $(3,684)  (1,024)
                                               ======  =======
        Transfer to IMR......................                     1,245
                                                                -------
        Net realized capital gains net of IMR                   $   221
                                                                =======

                                                                  Net
                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                         -                    -------- -------- --------
       Year Ended December 31, 2005
       Bonds.................................  $1,070  $(5,299) $(4,229)
       Common stocks.........................   1,881   (1,001)     880
       Preferred stocks......................     186     (100)      86
       Other.................................     730     (325)     405
                                               ------  -------  -------
       Total.................................  $3,867  $(6,725)  (2,858)
                                               ======  =======
       Transfer to IMR.......................                     2,463
                                                                -------
       Net realized capital losses net of IMR                   $  (395)
                                                                =======

   Proceeds from the sale of bonds were $204,688,000, $38,730,000, and $74,520,000, during 2007, 2006, and 2005, respectively. Gross gains of $251,000, $355,000, and $721,000, and gross losses of $3,094,000, $1,496,000, and $2,117,000, were realized on those sales, respectively.

                        LIBERTY LIFE INSURANCE COMPANY

   The invested assets owned by the Company in an unrealized loss position at December 31, 2007, is as follows (in thousands, except number of securities data):

                                      Less Than 12 Months            Greater Than 12 Months                   Total
                                 ------------------------------ -------------------------------- --------------------------------
                                 Number of   Fair    Unrealized Number of    Fair     Unrealized Number of    Fair     Unrealized
                                 Securities  Value     Losses   Securities   Value      Losses   Securities   Value      Losses
                                 ---------- -------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Fixed maturities:
  U.S. Treasury obligations and
   obligations of U.S.
   government corporations and
   agencies.....................     --     $     --  $    --        3     $    8,461  $   115        3     $    8,461  $   115
  Corporate securities..........     60      227,332    8,202      123        509,763   26,017      183        737,095   34,219
  Mortgage-backed securities....     59      301,050    6,144      103        588,783   19,180      162        889,833   25,324
  Equity securities.............      9       53,286    2,959        2          4,568      304       11         57,854    3,263
                                    ---     --------  -------      ---     ----------  -------      ---     ----------  -------
Total...........................    128     $581,668  $17,305      231     $1,111,575  $45,616      359     $1,693,243  $62,921
                                    ===     ========  =======      ===     ==========  =======      ===     ==========  =======

   The invested assets owned by the Company in an unrealized loss position at December 31, 2006, was as follows (in thousands, except number of securities data):

                                      Less Than 12 Months            Greater Than 12 Months                   Total
                                 ------------------------------ -------------------------------- --------------------------------
                                 Number of   Fair    Unrealized Number of    Fair     Unrealized Number of    Fair     Unrealized
                                 Securities  Value     Losses   Securities   Value      Losses   Securities   Value      Losses
                                 ---------- -------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Fixed maturities:
  U.S. Treasury obligations and
   obligations of U.S.
   government corporations and
   agencies.....................      1     $  2,063   $    9        6     $   48,574  $   861        7     $   50,637  $   870
  Corporate securities..........     68      316,200    4,276      130        575,932   21,021      198        892,132   25,297
  Mortgage-backed securities....     58      291,282    2,436      133        731,222   22,932      191      1,022,504   25,368
  Equity securities.............      5          738        5        3          7,567      312        8          8,305      317
                                    ---     --------   ------      ---     ----------  -------      ---     ----------  -------
Total...........................    132     $610,283   $6,726      272     $1,363,295  $45,126      404     $1,973,578  $51,852
                                    ===     ========   ======      ===     ==========  =======      ===     ==========  =======

   U.S. Treasury Obligations--The unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. government agencies of $115,000 at December 31, 2007 were caused by market interest rate increases. The contractual terms of these investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Company has the intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

   Mortgage-Backed Securities--The unrealized losses on the Company's investments in federal agency mortgage-backed securities of $7,924,000 at December 31, 2007 were caused by interest rate increases. The contractual cash flow of these investments are guaranteed by an agency of the U.S. government. Accordingly, it is expected that the securities would not be settled at a price less than the amortized cost of the Company's investment. Because the decline in market value is attributable to changes in market interest rates and not credit quality and because the Company has the intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

                        LIBERTY LIFE INSURANCE COMPANY

   Included in mortgaged-backed securities at December 31, 2007 are corporate issues with a fair value of $455,325,000 and unrealized losses of $17,400,000. 69% of these securities are less than 5% below amortized cost and therefore not considered to be other-than-temporarily impaired at December 31, 2007. The remaining 31% of these securities have unrealized losses of $9,253,000 and are all AAA rated with the exception of one rated A with an unrealized loss of $689,000. Because the Company has the intent to hold these investments until a recovery of fair value, which may be at maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

   Corporate Bonds--33% of the $34,219,000 in unrealized losses on investments in corporate bonds at December 31, 2007 are on bonds where the market value is less than 5% below amortized cost. Of the remaining 67%, one corporation (Wilmington Trust) with a carrying value of $336,000 is rated B- and the others are investment grade in quality. Because the Company has the intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

   Equity Securities--The Company's unrealized losses on common and nonredeemable preferred stocks is not considered to be other than temporary.

   Real Estate--The Company sold its home office complex on June 30, 2006, resulting in a gain of approximately $5,463,000. The Company leased back more than 10% of the space under a seven-year lease; therefore the gain on the sale of the complex was deferred to be amortized over the term of the lease. During the year ended December 31, 2007 and 2006, the Company recognized $780,000 and $390,000, respectively, of the gain on the sale. At December 31, 2007 and 2006, $4,293,000 and $5,073,000 remained unrecognized, respectively.

   The property classified as held for sale at December 31, 2006, consisted of undeveloped land adjoining the Company's home office complex carried at a value of $513,000. The property was sold in April 2007 resulting in a gain of $782,000.

   Mortgage Loans--The Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio. Carrying amounts as of December 31, 2007 and 2006, are as follows (in thousands):

                                           2007     2006
                                         -------- --------
                      State:
                         South Carolina. $ 58,268 $ 51,681
                         North Carolina.   57,957   48,361
                         Tennessee......   53,482   45,650
                         Florida........   45,513   45,240
                         Ohio...........   39,728   33,711
                         Texas..........   30,819   32,311
                         Virginia.......   29,974   30,195
                         Oklahoma.......   29,058   28,232
                         Utah...........   23,532   27,812
                         Other..........  203,580  206,349
                                         -------- --------
                                         $571,911 $549,542
                                         ======== ========

                        LIBERTY LIFE INSURANCE COMPANY

   The minimum and maximum lending rates for mortgage loans were 6.10% and 6.80% during 2007 and 6.05% and 6.95% during 2006. At issuance, the percentage of loan to collateral value did not exceed 75% for any loans. The Company held no mortgages with interest 180 days past due at December 31, 2007. The Company held one mortgage with interest 180 days past due at December 31, 2006. The carrying value of the mortgage was approximately $6,000. The total nonadmitted interest due on this mortgage was less than $1,000.

   The Company's admitted assets invested in mortgage loans and real estate investments were approximately 15.36% of admitted assets as of December 31, 2007 and approximately 14.59% of admitted assets as of December 31, 2006. Mortgage loans are generally first mortgage loans on commercial income-producing properties.

   During 2007, the Company reduced interest rates on two mortgage loans. The December 31, 2007, principal balances and interest rate reductions are as follows: one loan of $1,219,127 by 2.00% and one loan of $778,146 by 1.95%. During 2006, the Company reduced interest rates on seven mortgage loans. The December 31, 2006, principal balances and interest rate reductions are as follows: one loan of $1,343,138 by 2.00%, one loan of $6,280,414 by 1.60%, one loan of $1,194,417 by 1.50%, one loan of $1,569,643 by 1.35%, one loan of
$664,693 by 1.00%, one loan of $540,283 by 0.95% and one loan of $1,390,449 by
0.375%.

   During 2007 and 2006, the Company had no mortgage loans that were converted to require payments of principal and interest to be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment required.

   Sub-prime Mortgage Related Risk Exposure--The Company has exposure to the sub-prime credit market through certain collateralized mortgage obligations. The securities consist of home equity loans with lower credit ratings and higher interest rates than typical prime loans as underlying loans. Each of these securities is rated AAA, has a fixed interest rate and is collateralized by the first lien on the underlying asset. The Company does not have exposure to sub-prime loans with adjustable rates, negatively amortizing loans or unusually high loan-to-value ratios. At December 31, 2007, the Company's investment in sub-prime residential mortgage-backed securities was $48,016,000, with a fair value of $47,111,000. The original cost of the securities was $48,093,000.

   Investment Income--Major categories of net investment income are summarized as follows (in thousands):

                                               Years ended December 31,
                                             ----------------------------
                                               2007      2006      2005
                                             --------  --------  --------
     Income:
        Bonds............................... $153,870  $151,617  $141,941
        Preferred stocks....................    1,336     1,370     1,427
        Common stocks.......................    1,051     1,445     5,751
        Mortgage loans......................   38,167    39,586    43,606
        Real estate--property held for sale.       --     2,335     4,485
        Policy loans........................    6,490     6,870     6,675
        Other...............................    6,424     6,770     6,368
                                             --------  --------  --------
            Total investment income.........  207,338   209,993   210,253
     Investment expenses and taxes..........   (7,147)   (8,838)   (9,311)
                                             --------  --------  --------
     Net investment income.................. $200,191  $201,155  $200,942
                                             ========  ========  ========

                        LIBERTY LIFE INSURANCE COMPANY

3. Investment Contracts

   The carrying amounts and estimated fair values of the Company's liabilities for investment-type insurance contracts for the years ended December 31, 2007 and 2006, are as follows (in thousands):

                                                Carrying  Estimated   Carrying  Estimated
                                                 Value    Fair Value   Value    Fair Value
                                               ---------- ---------- ---------- ----------
Flexible and single-premium deferred annuities $1,457,656 $1,346,708 $1,488,121 $1,375,699
Guaranteed investment contracts...............         --         --      4,105      4,137
Separate accounts.............................     17,300     16,885     19,233     18,883
                                               ---------- ---------- ---------- ----------
Total investment-type insurance contracts..... $1,474,956 $1,363,593 $1,511,459 $1,398,719
                                               ========== ========== ========== ==========

   The fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

4. Related-Party Transactions

   The Company is a member of a group of affiliated companies and expenses for certain administrative services are allocated among the group members. Net amounts paid to affiliated companies for such expenses were approximately $1,016,000, $2,567,000, and $4,452,000 in 2007, 2006, and 2005, respectively.

   Liberty Capital Advisors, Inc. ("LCA") is an affiliate owned 100% by RBCIH and is a registered investment advisor. LCA provides investment management services to the Company in accordance with the Company's investment policy. Net amounts paid under this agreement for 2007, 2006, and 2005, were approximately $2,227,000, $2,252,000, and $2,156,000, respectively.

   During 2007, 2006, and 2005, the Company had notes receivable due from its direct parent, RBCIH. Under the terms of the note, the Company may advance to RBCIH up to $30,000,000. Interest is due monthly at a rate of LIBOR plus 1%. The principal is to be paid off annually on or before December 31. The interest income received from these notes in 2007, 2006, and 2005, was $704,000, $61,000, and $31,000, respectively.

   At December 31, 2007 and 2006, the Company owned 19,694 and 51,668 shares of RBC common stock, respectively, related to the employee benefit plan discussed in Note 10. The carrying amount of this investment was approximately $1,005,000 and $2,462,000 at December 31, 2007 and 2006, respectively, and represented 0.03% and 0.07%, respectively, of net admitted assets.

   The Company held a surplus note payable to RBCIH totaling $31,000,000 at December 31, 2007 and $57,000,000 at December 31, 2006. During the years ended December 31, 2007, 2006, and 2005, the Company recognized $4,263,000, $4,019,000, and $2,842,000 in interest expense, which is included as a reduction of net investment income. See Note 7 for further details of this note.

   In 2006, the Company entered into a swap with RBC which is discussed in
Note 18. This swap was purchased to hedge liabilities related to the stock-based compensation plan described in Note 10.

                        LIBERTY LIFE INSURANCE COMPANY

   The Company reported the following amounts due from (to) related parties (in thousands):

                                                        December 31,
                                                      ----------------
                                                        2007     2006
                                                      -------  -------
         Liberty Capital Advisors--affiliate......... $   578  $    18
         The Liberty Marketing Corporation--affiliate     254       67
         Royal Bank of Canada--ultimate parent.......      --        2
                                                      -------  -------
         Total receivable from affiliates............ $   832  $    87
                                                      =======  =======
         RBC Insurance Services--affiliate........... $  (582) $(2,766)
         RBC Bank--affiliate.........................      --     (201)
         RBC Dain Rauscher--affiliate................     (41)     (69)
         RBC Insurance Holdings (USA)--parent........    (659)    (714)
                                                      -------  -------
         Total payable to affiliates................. $(1,282) $(3,750)
                                                      =======  =======

   In addition, the Company had cash on deposit with RBC Bank totaling $4,807,000 and $4,678,000 at December 31, 2007 and 2006, respectively.

5. Federal Income Taxes

   Current income taxes incurred consist of the following major components (in thousands):

                                                         December 31
                                                      -----------------
                                                      2007 2006   2005
                                                      ---- ---- -------
        Current year expense (benefit)............... $87  $--  $  (241)
        Adjustment of prior year tax liability.......  --   27     (857)
                                                      ---  ---  -------
           Current year income tax expense (benefit). $87  $27  $(1,098)
                                                      ===  ===  =======

   Among the more significant book to tax adjustments for 2007, 2006, and 2005, excluding capital gains (losses), were the following (in thousands):

                                                           December 31
                                                    ------------------------
                                                      2007    2006     2005
                                                    -------  ------  -------
   Income tax at statutory rate.................... $13,771  $7,005  $10,965
   IMR.............................................    (619)   (468)  (1,049)
   Fixed assets--nonadmitted.......................  (1,671)     --     (467)
   Prior period adjustments........................     118     596      293
   Accrual adjustment..............................      --    (246)    (541)
   Key man life insurance..........................      --    (340)    (311)
   Service agreement--nonadmitted..................     325     325   (1,950)
   Statutory change in reserve--equity adjustment..  (2,035)    234   (2,611)
   Retirement plan.................................     (84)   (892)      64
   Other...........................................     (14)    262       69
                                                    -------  ------  -------
   Total income tax on operations.................. $ 9,791  $6,476  $ 4,462
                                                    =======  ======  =======
   Federal and foreign income tax expense (benefit) $    87  $   27  $(1,098)
   Change in net deferred income tax on operations.   9,704   6,449    5,560
                                                    -------  ------  -------
   Total income tax on operations.................. $ 9,791  $6,476  $ 4,462
                                                    =======  ======  =======

                        LIBERTY LIFE INSURANCE COMPANY

   The main components of the deferred tax amounts resulting from book/tax differences are as follows (in thousands):

                                                          December 31
                                                      ------------------
                                                        2007      2006
                                                      --------  --------
      Deferred Tax Assets:
      Deemed ceding commission related to acquisition $ 67,034  $ 75,588
      Reserve for future policy benefits.............   37,280    33,325
      Reserve strengthening..........................    3,804     4,347
      Deferred acquisition costs.....................   28,279    27,482
      Nonadmitted assets.............................    4,112     4,623
      Employee benefit plans.........................   16,573    16,901
      Deferred gain..................................    1,712     2,024
      Net operating loss carryforwards...............   11,751    12,787
      Net capital loss carryforwards.................       --     1,548
      Escheat liability..............................    2,549        --
      Other deferred tax assets......................    2,248     2,286
                                                      --------  --------
         Total deferred tax assets...................  175,342   180,911
      Total deferred tax assets nonadmitted..........  145,263   152,850
                                                      --------  --------
      Admitted deferred tax assets...................   30,079    28,061

      Deferred Tax Liabilities:
      Stocks and bonds...............................    3,755     8,097
      Reserve weakening..............................    3,480     1,118
      Deferred and uncollected.......................    1,313     1,770
      Key man life insurance--transferred for value..    2,052        --
      Other..........................................      588       678
                                                      --------  --------
         Total deferred tax liabilities..............   11,188    11,663
                                                      --------  --------
      Net admitted deferred tax asset................ $ 18,891  $ 16,398
                                                      ========  ========
      Decrease in deferred tax assets nonadmitted.... $ (7,587) $ (2,406)
                                                      ========  ========

   The change in net deferred income taxes is comprised of the following (in thousands):

                                                    2007      2006      2005
                                                  --------  --------  -------
  Change in deferred tax assets.................. $ (5,569) $ (6,191) $(5,377)
  Change in deferred tax liabilities.............     (475)    5,729     (772)
                                                  --------  --------  -------
  Change in net deferred tax asset...............   (5,094)  (11,920)  (4,605)
  Tax effect of unrealized losses................   (5,121)    3,631     (292)
                                                  --------  --------  -------
  Change in net deferred income tax..............  (10,215)   (8,289)  (4,897)
  Change in nonadmitted assets...................      511     1,840     (663)
                                                  --------  --------  -------
  Change in net deferred income tax on operations $ (9,704) $ (6,449) $(5,560)
                                                  ========  ========  =======

                        LIBERTY LIFE INSURANCE COMPANY

   Certain amounts that were not currently taxed under the pre-1984 tax law were credited to a policyholder surplus account ("PSA"). The Company's PSA is approximately $63.4 million at December 31, 2007 and 2006. The American Jobs Creation Act of 2004 enacted a two-year suspension of the tax on distributions from PSA's and reversed the order of distributions so that distributions could first be made from the PSA rather than the shareholder surplus account ("SSA"). The Company made a $14.1 million tax-free distribution from the PSA in 2006. The remaining account balance is frozen under the 1984 Tax Act and is taxable only when distributed to stockholders at which time it is taxed at regular corporate rates. The Company has no present plans to distribute the amount in the PSA in a taxable transaction; consequently, no provision has been made in the financial statements for the taxes thereon. If such taxes were assessed, the taxes would amount to approximately $22 million.

   Earnings taxed on a current basis are accumulated in the SSA and can be distributed to stockholders without tax. The SSA amounted to approximately $79.9 million at December 31, 2007, and $86.0 million at December 31, 2006.

   The Company's net operating loss carryforwards available to offset future taxable income total $33,573,000 and expire December 31, 2017 through December 31, 2022. The Company also has charitable contribution carryforwards of $1,811,000 expiring December 31, 2009 through December 31, 2011. In addition, the Company has other net credit carryforwards of $250,000 which have no expiration date.

   There are no federal income taxes available for recoupment in the event of future net losses.

   The Company files income tax returns in the United States and various state jurisdictions. The Company is no longer subject to U.S. federal or any significant state and local income tax examinations by tax authorities for years before 2004 and is not currently under exam by any federal or state taxing authority.

   The Company follows SSAP No. 5, Liabilities, Contingencies and Impairments of Assets, to compute its liability for tax contingencies. No liability for tax contingencies has been recorded as the Company does not have any material items requiring establishment of a loss contingency reserve or disclosure under SSAP No. 5. Interest and penalties associated with recognized tax contingencies would be recognized within the income tax expense line in the statements of income--statutory basis. Accrued interest and penalties would be included in the related tax liability line in the statements of admitted assets, liabilities and surplus--statutory basis.

6. Reinsurance Agreements

   The Company no longer actively assumes reinsurance from other companies. The Company's block of assumption reinsurance was transferred to Generali Life Reassurance Company under an assumption and coinsurance agreement in 2003. The gain associated with the transfer was deferred and recognized as the business is novated, effectively releasing the Company from any credit risks. The Company recognized $252,000, $190,000, and $332,000, during the years ended December 31, 2007, 2006, and 2005, respectively, in miscellaneous income in the accompanying statements of income--statutory basis.

   The Company reinsures portions of the life insurance it writes in order to limit its exposure on larger risks. Normal retentions without reinsurance are up to $1,000,000 on an individual life policy. The Company remains contingently liable with respect to all reinsurance ceded to others. These contingent liabilities would become actual liabilities in the event that an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

                        LIBERTY LIFE INSURANCE COMPANY

   The Company's ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts (in thousands):

                                                  December 31
                                           --------------------------
                                             2007     2006     2005
                                           -------- -------- --------
           Premiums....................... $ 86,667 $ 80,291 $ 67,654
           Benefits paid or provided......   45,629   39,143   43,976
           Policy and contract liabilities  492,261  466,576  449,593

   Under the terms of one reinsurance agreement, assets supporting the business ceded are required to be held in trust. At December 31, 2007 and 2006, the Company's interest in the trust consisted of investments with an amortized cost of $47,357,000 and $51,566,000, respectively, and a fair value of $48,365,000 and $52,950,000, respectively. The Company does not record the assets held in trust related to this agreement.

   Neither the Company nor any of its related parties control, either directly or indirectly, any reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

   The Company has entered into reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. However, no reinsurance credits have been taken for those agreements. Also, it is estimated that there would be no aggregate reduction in surplus of a unilateral cancellation by the reinsurer as of December 31, 2007, even if the cancellation results in a net obligation of the Company to the reinsurer. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 2007, would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

7. Capital and Surplus

   The maximum amount of dividends that can be paid by South Carolina-domiciled insurance companies to shareholders without prior approval from the SCDOI is subject to restrictions relating to statutory surplus or net gain from operations. Without prior approval, the maximum dividend payment or series of payments over a 12-month period may not exceed the lesser of the prior year's net gain from operations or 10% of policyholder's surplus when paid from other than earned surplus or the greater of the prior year's net gain from operations or 10% of policyholders' surplus when paid from earned surplus. No dividends were declared during 2007. During 2006, the Company declared and paid dividends totaling $31,125,000. The Company declared an additional dividend of $6,125,000 in December 2006 which was paid during January 2007. Since the total dividends were greater than the maximum allowed of $27,494,000, the Company requested and received prior approval from the SCDOI. The Company declared and paid dividends totaling $18,375,000 during 2005. The maximum dividend that the Company could pay from other than earned surplus during 2008 without prior approval of the SCDOI is $20,262,000.

   Under South Carolina insurance regulations, the Company is required to maintain minimum capital and surplus of $2,400,000. Life and health insurance companies are subject to certain risk-based capital requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and

                        LIBERTY LIFE INSURANCE COMPANY
health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007 and 2006, the Company met the minimum capital requirements for risk-based capital and requirements for its state of domicile.

   Unassigned surplus has been increased (decreased) by the following items (in thousands):

                                                                                        December 31
                                                                                   --------------------
                                                                                      2007       2006
                                                                                   ---------  ---------
Unrealized gains (net of taxes of $782 and $5,902 for 2007 and 2006, respectively) $   1,466  $  10,961
Nonadmitted asset values (including IMR asset of $2,190 and $3,958 for 2007 and
  2006, respectively).............................................................  (182,673)  (186,546)
Asset valuation reserve...........................................................   (29,587)   (31,298)

   The Company holds a surplus note issued on April 30, 2003 totaling $31,000,000 and $57,000,000 as of December 31, 2007 and 2006, respectively. The note is payable to the Company's parent company, RBCIH. The Company repaid $26,000,000 of the note during 2007. Additional payments of principal are due to begin July 31, 2013, and will consist of quarterly payments of $2,850,000 until the loan is fully repaid. The loan bears interest for each interest period on the unpaid principal amount at an annual rate equal to the sum of the Eurodollar rate determined for the period plus 1.69%, payable in arrears quarterly. The Company also pays a facility fee of an annual rate of 0.325% on the daily outstanding principal amount of the note, payable in arrears quarterly. Interest paid during 2007, 2006, and 2005, was $4,263,000, $4,019,000, and $2,842,000, respectively. Principal and interest paid from the inception of the note through December 31, 2007 totals $26,000,000 and $13,970,000, respectively. The Company has no unapproved interest or principal.

   The repayment conditions and restrictions of principal and/or interest on the surplus note are as follows: (1) The Company must notify the SCDOI at least 30 days before the scheduled payment date of its intent to make a payment;
(2) The SCDOI cannot disapprove the payment within 15 days after receipt of notice; (3) After the payment has been made, the total adjusted capital and surplus, as calculated under the rules and regulation prescribed by the NAIC, must exceed 400% of the Authorized Control Level Risk-Based Capital stated in the most recently filed Annual Statement of the Company. Principal and interest must be paid out of surplus, excluding capital, and only if the Company maintains its reserves and its minimum capital and surplus as required by the SCDOI. Repayment of the principal and interest is subordinated to all general liabilities of the Company and the claims of policyholders and creditors of the Company, but ranks superior to the claim, interest, and equity of the shares or shareholders of the Company.

8. Commitments and Contingencies

   The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material effect on the Company's financial position or results of operations.

   At December 31, 2007, the Company had commitments to purchase additional investments totaling approximately $11,660,000.

   The Company has lease agreements, primarily for district offices and office equipment, which expire on various dates through 2014. Most of these agreements have optional renewal provisions covering additional

                        LIBERTY LIFE INSURANCE COMPANY
periods of one to ten years. All leases were made in the ordinary course of business and contain no significant restrictions or obligations. Annual rental expense amounted to $1,662,000 for 2007, $2,834,000 for 2006, and $1,902,000
for 2005.

   On June 30, 2006, the Company sold its home office complex and leased back a portion of the space under a seven-year lease. The lease has no significant restrictions, obligations or future commitments and has two three-to-five-year renewal options. The amount charged to expense under the lease during 2007 and 2006 was $2,260,000 and $1,013,000, respectively.

   At December 31, 2007, the minimum aggregate lease commitments under these leases are as follows (in thousands):

                   Years ending December 31 Lease Commitment
                   ------------------------ ----------------
                     2008..................      $3,325
                     2009..................       3,321
                     2010..................       3,166
                     2011..................       3,016
                     2012..................       2,796
                     2013 and thereafter...       1,124

9. Reserves

   Life Reserves--As of December 31, 2007 and 2006, the Company had $3,032,213,000 and $529,410,000, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the state of South Carolina. The reserves to cover this insurance totaled $14,401,000 and $2,911,000 at December 31, 2007 and 2006,
respectively.

   Tabular Interest and Tabular Less Actual Reserve Released have been determined by formula. Tabular Cost has been determined by formula or, alternatively, from the basic data for the calculation of policy reserves.

   Tabular Interest on Deposit-Type Contracts is the amount actually credited or accrued to the funds during the year.

                        LIBERTY LIFE INSURANCE COMPANY

   Annuity Reserves--The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows (in thousands):

                                                                          2007                 2006
                                                                  -------------------  -------------------
                                                                              Percent              Percent
                                                                    Amount    of Total   Amount    of Total
                                                                  ----------  -------- ----------  --------
Subject to discretionary withdrawal:
   At book value (no charge or adjustment)....................... $  296,610     19%   $  328,590     20%
   With market value adjustment..................................    418,516     26       447,751     27
   At book value--less surrender charge..........................    795,338     49       786,486     47
                                                                  ----------    ---    ----------    ---
       Subtotal..................................................  1,510,464     94     1,562,827     94
Not subject to discretionary withdrawal..........................     97,966      6        98,194      6
                                                                  ----------    ---    ----------    ---
Total annuity reserves and deposit fund liabilities..............  1,608,430    100%    1,661,021    100%
                                                                                ===                  ===
Reinsurance ceded................................................     (9,456)             (23,534)
                                                                  ----------           ----------
Total net annuity reserves and deposit fund liabilities.......... $1,598,974           $1,637,487
                                                                  ==========           ==========
Reconciliation to Exhibit 5 and Exhibit 7 of the Company's annual filing with the NAIC--Life & Accident & Health Statement:
   Exhibit 5, Annuities Section--Total (net)..................... $1,538,492           $1,571,501
   Exhibit 5, Supplementary Contracts with
     Life Contingencies section--Total (net).....................     15,682               16,791
   Exhibit 7, Deposit-Type Contracts, Line 14,
     Column 1....................................................     27,500               29,962
                                                                  ----------           ----------
       Subtotal..................................................  1,581,674            1,618,254
Separate Accounts Annual Statement
   Exhibit 3, Section B--totals (net)............................     17,300               19,233
                                                                  ----------           ----------
Total annuity actuarial reserves and deposit fund liabilities.... $1,598,974           $1,637,487
                                                                  ==========           ==========

                        LIBERTY LIFE INSURANCE COMPANY

10. Benefit Plans

   Defined Benefit Pension Plan--The Company previously sponsored two qualified defined benefit pension plans which were merged into the Pension Plan for United States Dollar-Based Employees of RBC. Both plans are frozen for new entrants. One of the plans includes as part of its assets a guaranteed pension investment contract which is funded by the Company and provides for monthly payments to retirees covered by the plan. This contract balance was $38,697,000 and $40,640,000, at December 31, 2007 and 2006, respectively.

   The following table sets forth the plan's funded status as of December 31, 2007 and 2006 (in thousands):

                                                          2007     2006
                                                        -------  -------
       Change in benefit obligations:
          Benefit obligation--beginning of year........ $73,413  $72,178
          Service cost.................................     228      206
          Interest cost................................   4,263    3,911
          Plan amendment...............................    (137)      94
          Transfer from another plan...................      --    4,592
          Actuarial gains..............................  (1,865)  (2,327)
          Benefits paid................................  (5,554)  (5,241)
                                                        -------  -------
       Benefit obligation--end of year.................  70,348   73,413

       Change in plan assets:
          Fair value of plan assets--beginning of year.  81,836   77,001
          Actual return on plan assets.................   4,931    7,559
          Transfer from another plan...................      --    2,517
          Benefits paid................................  (5,554)  (5,241)
                                                        -------  -------
       Fair value of plan assets--end of year..........  81,213   81,836
                                                        -------  -------
       Funded status of the plan.......................  10,865    8,423
       Unrecognized net actuarial loss.................   1,858    3,897
       Unrecognized prior service cost.................     181      343
                                                        -------  -------
       Prepaid pension cost............................ $12,904  $12,663
                                                        =======  =======

   Net pension benefit included the following components for the years ended December 31, 2007, 2006 and 2005 (in thousands):

                                                     2007     2006     2005
                                                   -------  -------  -------
   Service cost--benefits earned during the period $   228  $   226  $   128
   Interest cost on projected benefit obligation..   4,263    4,043    4,028
   Actual return on plan assets...................  (4,931)  (7,645)  (4,266)
   Net amortization and deferral..................     199      397      (34)
   Other..........................................      --      431       --
                                                   -------  -------  -------
   Net pension benefit............................ $  (241) $(2,548) $  (144)
                                                   =======  =======  =======

                        LIBERTY LIFE INSURANCE COMPANY

   The pension plan's weighted-average asset allocations are as follows:

                                    December 31, December 31,
                                        2007         2006
                                    ------------ ------------
                  Equity securities      71%          63%
                  Debt securities..      29           37
                                        ---          ---
                  Total............     100%         100%
                                        ===          ===

   The assets of the pension plan are invested in a prudent manner for the sole benefit of the participants and beneficiaries in order to achieve the highest returns consistent with the prudence and diversification requirements of the Employee Retirement Income Security Act of 1974 and taking into account the plan's need for liquidity.

   The Pension Plan Management Committee oversees the investment of plan assets. The investment policies and goals are set forth in the plan's Statement of Investment Policies and Procedures. The statement sets out the asset mix policy, which was developed taking into account a number of factors including:

  . Investment characteristics, including expected returns, volatilities and correlations of both plan assets and liabilities

  . The plan's tolerance for risk which dictates the trade-off between increased short-term volatility and enhanced long-term expected returns

  . Diversification of plan assets through the inclusion of several asset classes to minimize the risk of large losses unless it is clearly prudent not to do so

  . The liquidity and current return of the portfolio relative to the anticipated cash flow requirements of the plan

  .   Actuarial factors such as membership demographics and real wage increases

   The asset mix policy ranges are as follows:

                                            Low Target High
                                            --- ------ ----
                    Equity securities...... 50%   60%   70%
                    Fixed income securities 30    40    50

   The equity securities category includes both domestic and foreign equity securities. The target asset allocation of domestic and foreign securities is 30% and 30%, respectively.

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 6.3% for 2007 and 6.0% for 2006. Benefits were frozen for all participants as of December 31, 2006. The rate of increase in future compensation levels used for the employees in 2006 was 3.5%. There was no rate of increase in future compensation levels for 2007 due to the plan benefits being frozen and not dependent on compensation. The expected long-term rate of return on assets was 7.0% in 2007 and 2006.

   Supplemental Retirement Programs and Deferred Compensation Plan--The Company has supplemental retirement programs for former senior executive officers, group sales managers and group sales persons who are participants in the defined benefit pension plan. These programs are not qualified under
Section 401(a) of the

                        LIBERTY LIFE INSURANCE COMPANY

Internal Revenue Code and are not prefunded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the pension plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the pension plan. This plan was frozen on September 30, 2003.

   The Company has several deferred compensation plans for current and former employees. These plans are not qualified under Section 401(a) of the Internal Revenue Code. All plans are frozen as to new entrants. At December 31, 2007 and 2006, the Company carried a liability of $6,493,000 and $6,520,000, respectively, for these plans. The actuarial present value of benefits shown below includes all managers from one of the frozen plans who have retired and are entitled to benefits under the program.

   The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status as of December 31, 2007 and 2006 (in thousands):

                                                     2007     2006
                                                   -------  -------
           Unfunded benefit obligations:
            Benefit obligation--beginning of year: $23,464  $25,011
            Interest cost.........................   1,364    1,359
            Actuarial gains.......................     (66)    (858)
            Benefits paid.........................  (2,017)  (2,048)
                                                   -------  -------
           Benefit obligation--end of year........ $22,745  $23,464
                                                   =======  =======

   Net pension cost included the following components as of December 31, 2007, 2006, and 2005 (in thousands):

                                                     2007    2006    2005
                                                    ------  ------  ------
      Interest cost on projected benefit obligation $1,364  $1,359  $1,394
      Net amortization and deferral................    (66)   (858)  1,124
                                                    ------  ------  ------
      Net pension cost............................. $1,298  $  501  $2,518
                                                    ======  ======  ======

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 6.3% for 2007 and 6.0% for 2006. There is no rate of increase in future compensation levels assumed, as the plan benefits are frozen and not dependent on compensation.

   The Company established a rabbi trust for certain of the supplemental and deferred compensation plans described above. At December 31, 2007 and 2006, the trust held assets with a carrying value of approximately $23,833,000 and $24,172,000, respectively.

   The Company maintains a nonqualified deferred compensation plan for key employees in the United States under an arrangement called the RBC U.S. Wealth Accumulation Plan. This plan allows eligible employees to make deferrals of a portion of their annual bonus and allocate the deferrals among various fund choices, which include a share unit fund that tracks the value of RBC common shares. Amounts deferred are credited with the investment earnings of the selected funds. The Company purchases similar investments, including RBC stock, to manage the economic exposure to the investment performance of the funds selected by the participants. The liability under this deferred compensation plan was $2,614,000 and $1,224,000, at December 31, 2007 and 2006, respectively.

                        LIBERTY LIFE INSURANCE COMPANY

   Savings and Investment Plans--The Company participates in the RBC-U.S.A. Retirement and Savings Plan (the "Plan"), a qualified defined contribution plan that covers all eligible employees of the Company. Employees have the option of making both pre-tax and Roth contributions to the Plan. The Company will make a matching contribution up to 6% of the employees' compensation which vests according to a sliding scale over a five-year period. The Company's matching contributions to the Plan were $1,180,000, $1,151,000, and $1,223,000, for the years ended December 31, 2007, 2006, and 2005, respectively. The Company also makes a contribution to the Plan each year based on Company performance. The contribution target is 1% of each employee's compensation, up to a maximum of $500. Contributions totaled $166,000, $161,000, and $169,000, for the years ended December 31, 2007, 2006, and 2005, respectively.

   Stock-Based Compensation--The Company offers performance deferred share award plans to certain key employees which vest over three years. The Company uses RBC stock and derivatives to manage the economic exposure to volatility in the price of RBC common shares under some of these plans. The stock-based compensation amounts recorded in general expenses in the statements of income--statutory basis and reported in the expense amounts below are net of the impact of these derivatives. Awards under the plans are deferred in the form of common shares which are held in trust until they fully vest or in the form of deferred share units ("DSU"). A portion of the award under some plans can be increased or decreased up to 50%, depending on RBC's total shareholder return compared to a defined peer group of North American financial institutions. The value of the DSU paid will be equivalent to the original award adjusted for dividends and changes in the market value of common shares at the time the award vests. The Company recorded a liability of $1,103,000 and $1,363,000 at December 31, 2007 and 2006, respectively, under these plans. The Company recognized $719,000 and $1,419,000 in compensation expense related to these plans during the years ended December 31, 2007 and 2006, respectively.

   Defined Benefit Health Care Plan--The Company sponsors the RBC Liberty Employees Health Benefit Plan, which provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. Alternatively, retirees may elect certain prepaid healthcare benefit plans. Life insurance benefits are generally set at a fixed amount.

   Net postretirement benefit costs include the expected cost of benefits for newly eligible or vested employees, interest cost, net gain or loss and amortization of the transition obligation (in thousands).

                                                  2007   2006   2005
                                                 ------ ------ ------
           Service cost......................... $  133 $   97 $  107
           Interest cost........................  1,120  1,237  1,416
           Amortization of actuarial losses.....     --    120  1,946
           Amortization of prior service cost...     73     89     89
           Amortization of transition obligation    685    685    685
                                                 ------ ------ ------
           Net postretirement benefit cost...... $2,011 $2,228 $4,243
                                                 ====== ====== ======
           Company contributions................ $3,125 $3,130 $3,322
                                                 ====== ====== ======

                        LIBERTY LIFE INSURANCE COMPANY

   At December 31, 2007 and 2006, the significant components of the Company's unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants are presented below (in thousands):

                                                       2007     2006
                                                     -------  -------
         Unfunded postretirement benefit obligation:
         Beginning balance.......................... $20,365  $24,186
            Service cost............................     133       97
            Interest cost...........................   1,120    1,237
            Actuarial losses (gains)................     970   (2,025)
            Benefit payments........................  (3,125)  (3,130)
                                                     -------  -------
         Ending balance.............................  19,463   20,365
         Unrecognized net actuarial (loss) gain.....    (579)     391
         Unrecognized transition obligation.........  (3,424)  (4,109)
         Unrecognized prior service cost............    (939)  (1,012)
                                                     -------  -------
         Accrued postretirement benefit obligation.. $14,521  $15,635
                                                     =======  =======

   The discount rate used in determining the accumulated postretirement benefit obligation was 6.3% and 6.0% at December 31, 2007 and 2006, respectively. The health care cost trend rates were 9.6% in 2007, then decreasing each year until reaching 5.0% in 2016 and after.

   Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trends would have the following effects (in thousands):

                                                         1%       1%
                                                      Increase Decrease
                                                      -------- --------
         Effect on total service and interest costs..  $   67   $ (59)
         Effect on postretirement benefit obligations   1,056    (934)

   The Medicare Prescription Drug Improvement and Modernization Act of 2003 (the "Act") includes the following features to Medicare Part D that could affect the measurement of the accumulated postretirement benefit obligation and net periodic postretirement cost for the Plan: a federal subsidy (based on 28% of an individual beneficiary's annual prescription drug costs between $250 and $5,000), which is not taxable, to sponsors of retiree health care benefit plans that provide a prescription drug benefit that is at least actuarially equivalent to Medicare Part D; and the opportunity for a retiree to obtain a prescription drug benefit under Medicare.

   The Company has determined that the prescription drug benefits provided by its defined benefit health care plan are actuarially equivalent to the Act's prescription drug benefits. Accordingly, the effect of the Act was a reduction of $162,000 in the Company's net postretirement benefit cost for the subsidy related to benefits attributed to former employees. The Act also had the following effects on the net postretirement benefit cost: a decrease in the current period service cost of $3,000 due to the subsidy and a decrease of $159,000 in the interest cost. The accumulated postretirement benefit obligation of the health care plan has been reduced as of December 31, 2007 and 2006, by $2,420,000 and $2,783,000, respectively.

                        LIBERTY LIFE INSURANCE COMPANY

   The Company's gross benefit payments for 2007 were $3,125,000 including the prescription drug benefit and future payments are estimated to be $2,095,000 annually. The Company's subsidy related to the Act was $250,000 for 2007 and estimates future subsidies to be $260,000 annually.

   Postemployment Benefit Plan--The Company sponsors workers' compensation and medical benefit plans for disabled employees. The Company accrued $1,031,000 and $962,000, as of December 31, 2007 and 2006, respectively. The Company increased general expenses by $76,000 for the year ended December 31, 2007 and reduced general expenses by $429,000, and $2,318,000, for the years ended December 31, 2006, and 2005, respectively, as a result of changes in reserves for medical benefits.

   The significant components of the change in the Company's postemployment benefit plans are presented below (in thousands):

                                                                                       2007   2006
                                                                                      ------ ------
Postemployment benefit plan liability:
Beginning balance.................................................................... $  962 $1,391
Net increase in reserve for workers' compensation claims.............................      1    108
Net increase (decrease) in reserve for medical benefits related to disabled and COBRA
  participants.......................................................................     68   (537)
                                                                                      ------ ------
Ending balance....................................................................... $1,031 $  962
                                                                                      ====== ======

   Cash Flows--The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid (in thousands):

                            Pension Nonqualified  Other
                             Plan      Plans     Benefits
                            ------- ------------ --------
                       2008 $5,526     $1,974     $2,095
                       2009  5,496      1,932      2,072
                       2010  5,491      1,888      2,047
                       2011  5,487      1,843      2,010
                       2012  5,482      1,810      1,975

   No contributions are expected to be made to the defined benefit pension plan, while $1,974,000 is expected to be paid with respect to the nonqualified benefit plans and $2,095,000 is expected to be paid with respect to the other postretirement benefit plans in 2008.

                        LIBERTY LIFE INSURANCE COMPANY

11. Fair Values of Financial Instruments

   Statement of Statutory Accounting Principles (SSAP) No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SSAP No. 27 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The following represents the carrying amount and fair value of significant assets and liabilities at December 31, 2007 and 2006 (in thousands):

                                              2007                      2006
                                    ------------------------  ------------------------
                                      Carrying      Fair        Carrying      Fair
                                       Amount       Value        Amount       Value
                                    -----------  -----------  -----------  -----------
Bonds.............................. $ 2,733,011  $ 2,701,417  $ 2,726,256  $ 2,697,593
Preferred stock....................      30,917       31,779       18,778       19,761
Common stock.......................      94,212       94,212       87,749       87,749
Mortgage loans.....................     571,911      577,960      549,542      559,159
Contract loans.....................     104,558      101,823      108,308      106,758
Cash and short-term investments....      38,591       38,591      129,979      129,979
Assets held in separate account....      34,103       34,103       33,751       33,751
Investment-type insurance contracts  (1,474,956)  (1,363,593)  (1,511,459)  (1,398,719)

   Additional data regarding fair values of the Company's investments is disclosed in Note 2.

   The following methods and assumptions were used by the Company in estimating fair value for financial instruments:

   Cash and Short-Term Investments--The carrying amounts reported in the statements of admitted assets, liabilities and surplus--statutory basis for these financial instruments approximate fair value.

   Investment Securities--The fair values for fixed maturity securities are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services and broker prices or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

   Mortgage Loans and Contract Loans--The fair values for mortgage loans and contract loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates fair value.

   Funds Left on Deposit--Funds left on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

                        LIBERTY LIFE INSURANCE COMPANY

   Liabilities for Flexible and Single Premium Deferred Annuities--The fair values for the Company's investment type insurance contract liabilities are calculated using a modified discounted cash flow model.

   Liabilities for Guaranteed Investment Contracts--The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

12. Statutory Merger

   The balance sheets of BMA and LLIC prior to the merger on a statutory basis as of June 30, 2006 and the statements of income for the six months ending June 30, 2006 and the year ending December 31, 2005, are as follows
(in thousands):

                                                               June 30,
                                                                 2006
                                                              -----------
                                                              (Unaudited)
Business Men's Assurance Company of America
Balance Sheet
Investments.................................................. $2,284,835
Other assets.................................................     30,024
Separate accounts............................................     31,646
                                                              ----------
   Total admitted assets..................................... $2,346,505
                                                              ==========
Insurance reserves........................................... $2,068,929
Other liabilities............................................     92,695
Separate accounts............................................     31,646
Capital and surplus..........................................    153,235
                                                              ----------
   Total liabilities and capital and surplus................. $2,346,505
                                                              ==========

                                                               June 30,   December
                                                                 2006     31, 2005
                                                              ----------- --------
                                                              (Unaudited)
Statements of Income
Revenues..................................................... $  239,671  $517,328
Expenses and taxes...........................................    231,134   512,693
Net transfers--separate accounts.............................       (621)  (10,686)
                                                              ----------  --------
   Net income................................................ $    9,158  $ 15,321
                                                              ==========  ========
Dividends paid to LLIC reflected in capital and surplus above $    8,000  $  9,500
                                                              ==========  ========

                        LIBERTY LIFE INSURANCE COMPANY

                                                                    June 30,   December
                                                                      2006     31, 2005
-                                                                  ----------- --------
                                                                   (Unaudited)
Liberty Life Insurance Company
Balance Sheet
Investments....................................................... $1,508,067
Other assets......................................................     75,214
                                                                   ----------
   Total admitted assets.......................................... $1,583,281
                                                                   ==========
Insurance reserves................................................ $1,140,263
Other liabilities.................................................    152,370
Capital and surplus...............................................    290,648
                                                                   ----------
   Total liabilities and capital and surplus...................... $1,583,281
                                                                   ==========
Statements of Income
Revenues.......................................................... $  135,337  $270,400
Expenses and taxes................................................    127,307   243,795
                                                                   ----------  --------
   Net income..................................................... $    8,030  $ 26,605
                                                                   ==========  ========
Investment in BMA included in investments above................... $  177,877  $179,382
                                                                   ==========  ========
Dividends received from BMA reflected in capital and surplus above $    8,000  $  9,500
                                                                   ==========  ========

13. Separate Accounts

   Investment risks associated with market value changes in the separate accounts are borne by the policyholder. The following reserves are valued at fair value, are subject to discretionary withdrawal at market value and have no associated minimum return guarantees (in thousands).

                                             2007    2006    2005
                                            ------- ------- -------
Premiums, deposits and other considerations $ 4,936 $ 3,780 $ 3,230
                                            ======= ======= =======
Separate account reserves.................. $33,187 $32,558 $28,891
Due from general account...................     916   1,193   1,594
                                            ------- ------- -------
Total separate account assets/liabilities.. $34,103 $33,751 $30,485
                                            ======= ======= =======

   A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 2007, 2006, and 2005, is presented below (in thousands):

                                                                                2007     2006     2005
                                                                              -------  -------  --------
Transfers as reported in the summary of operations of the separate accounts statement:
   Transfers to separate accounts............................................ $ 4,936  $ 3,780  $  3,229
   Transfers from separate accounts..........................................  (6,090)  (5,472)  (13,917)
   Other.....................................................................      (1)       1         2
                                                                              -------  -------  --------
Net transfers from separate accounts as reported in the statements of income-
  statutory basis............................................................ $(1,155) $(1,691) $(10,686)
                                                                              =======  =======  ========

                        LIBERTY LIFE INSURANCE COMPANY

14. Deferred and Uncollected Premiums

   Deferred and uncollected life insurance premiums were as follows (in thousands):

                                              December 31, 2007 December 31, 2006
                                              ----------------  ----------------
                                                       Net of            Net of
                                               Gross   Loading   Gross   Loading
                                              ------   -------  ------   -------
   Industrial................................ $   49   $   34   $   54   $   37
   Ordinary new business.....................   (495)    (537)    (183)    (204)
   Ordinary renewal..........................  3,677    3,754    3,587    3,585
   Credit life...............................      1        1       --       --
   Group life................................  1,134    1,422    1,346    1,654
                                              ------   ------   ------   ------
          Total.............................. $4,366    4,674   $4,804    5,072
                                              ======            ======
   Less nonadmitted..........................             372               412
                                                       ------            ------
   Net deferred and uncollected life premiums          $4,302            $4,660
                                                       ======            ======

   A premium deficiency reserve of $14,401,000 and $2,911,000 was recorded during 2007 and 2006, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation.

15. Third-party Administrators

   The Company uses third-party administrators ("TPAs") in the marketing of term life ("Life"), accidental death ("AD") and disability ("DIS") insurance for mortgages.

   The TPAs used by the Company include Intersections Insurance Services, Inc. ("IISI"), First Service Group ("FSG"), and Lawrence Victoria Insurance Agency, Inc. ("LVIA").

   The Company has an exclusive contract with IISI for the marketing of such products while the contracts with FSG and LVIA are not exclusive.

         Name and Address of                       Types of   Type of
          Managing General                FEIN     Business  Authority     (in thousands)
            Agent or TPA                 Number    Written    Granted  Total Direct Premium Written
         -------------------           ----------  --------- --------- ----------------------------
                                                                        2007      2006      2005
                                                                        -------   -------  -------
Intersections Insurance Services, Inc. 36-3147555         AD      P    $18,461   $23,608   $29,954
315 W. University Dr.
Arlington Heights, Illinois 60004
Aggregate amounts.....................                                   1,358     1,644     1,853
                                                                        -------   -------  -------
Total.................................             Life, A&H   U, P    $19,819   $25,252   $31,807
                                                                        =======   =======  =======
                                       P--Premium Collection       U--Underwriting Authorities

                        LIBERTY LIFE INSURANCE COMPANY

16. Changes in Incurred Claims and Claim Adjustment Expenses

                                                December 31
                                             -----------------
                                               2007     2006
                                             -------- --------
                                              (In thousands)
                 Balance--January 1......... $ 34,262 $ 26,411
                 Less reinsurance recoveries    7,995    5,174
                                             -------- --------
                 Net balance--January 1.....   26,267   21,237
                                             -------- --------
                 Incurred related to:
                    Current year............  157,054  167,828
                    Prior year..............    8,055    5,469
                                             -------- --------
                        Total incurred......  165,109  173,297
                                             -------- --------
                 Paid related to:
                    Current year............  139,922  148,362
                    Prior year..............   27,906   19,905
                                             -------- --------
                        Total paid..........  167,828  168,267
                                             -------- --------
                 Net balance--December 31...   23,548   26,267
                 Plus reinsurance recoveries   11,002    7,995
                                             -------- --------
                 Balance--December 31....... $ 34,550 $ 34,262
                                             ======== ========

   The reconciliation above reflects additional requirements in the December 31, 2006 and 2005 reserves of $8,055,000 and $5,469,000, respectively, which emerged during the years ended December 31, 2007 and 2006. Original estimates are increased or decreased as additional information becomes known regarding individual claims. There is no accrual of additional or returned premiums due to changes in this loss reserve for the Company's retrospectively rated policies.

                        LIBERTY LIFE INSURANCE COMPANY

17. Components of General Expenses and Insurance Taxes, Licenses and Fees

                                                                   December 31
                                                             -----------------------
                                                              2007    2006    2005
                                                             ------- ------- -------
                                                                 (In thousands)
General expenses:
   Rent..................................................... $ 4,637 $ 4,114 $ 4,260
   Salaries and wages.......................................  27,936  27,729  28,128
   Contributions for benefit plans..........................  10,674   7,867  14,774
   Legal, public accountants, and consulting actuaries fees.   2,780   2,506   2,550
   Advertising..............................................   9,466   8,352   7,174
   Postage, express, and telephone..........................   3,689   3,163   3,048
   Rental of equipment......................................     154     741     798
   Cost or depreciation of EDP equipment and software.......  10,370   7,828   2,651
   All other................................................  16,601  24,917  20,840
                                                             ------- ------- -------
Total general expenses...................................... $86,307 $87,217 $84,223
                                                             ======= ======= =======
Insurance taxes, licenses, and fees:
   State insurance department licenses, and fees............ $ 1,590 $ 1,686 $ 1,572
   State tax on premiums....................................   4,682   3,668   5,264
   U.S. Social Security taxes...............................   2,184   2,159   2,005
   All other................................................   1,175   1,126     994
                                                             ------- ------- -------
Total insurance taxes, licenses, and fees................... $ 9,631 $ 8,639 $ 9,835
                                                             ======= ======= =======

18. Derivatives

   In 2007 and 2006, the Company entered into total return swaps with RBC to reduce market risk associated with the change in the RBC stock price related to stock-based compensation plans described in Note 10. These swaps are identified pursuant to U.S. Treasury regulation 1.1221-2(f) as a hedge of the compensation liability of LLIC, incurred as a Participating Employer of the Performance Deferred Share Unit Program (United States) under the Royal Bank of Canada U.S. Omnibus Share Plan effective November 30, 2006. The risks to be hedged include price and dividend risk with respect to the stock of RBC.

   The swaps had a negative fair value of $16,000 at December 31, 2007 and a positive fair value of $1,000 at December 31, 2006. General expenses were increased by $17,000 and decreased by $1,000 during 2007 and 2006, respectively, as a result of the derivatives. The notional amounts of the derivatives were $685,000 and $508,000 at December 31, 2007 and 2006, respectively.

   Under the total return swaps, the Company agrees with an affiliate to exchange, at specified intervals, the difference between the equity amount, associated with the current RBC stock price, and the floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. The parties settle the net amount due under the arrangement on a quarterly basis.

   The Company is exposed to credit-related losses in the event of nonperformance by the counterparties to financial instruments but it does not expect any counterparties to fail to meet their obligation given their high credit ratings. The credit exposure risk of the total return swaps is included in the calculation of the fair value of the contracts.

                        LIBERTY LIFE INSURANCE COMPANY

19. Reconciliation to the Annual Statement

   Reclassifications were made to the statements of income--statutory basis for the year ended December 31, 2007 to properly classify tax expense between tax on ordinary income and realized capital gains or losses as shown below (in thousands). The portion of total income tax expense remaining after allocation to ordinary income should have been allocated to realized capital gains or losses.

Federal income taxes on operations per accompanying statements of income--statutory basis............. $    --
Tax benefit on operations resulting from utilization of ordinary loss to offset capital gains.........  (4,729)
                                                                                                       -------
Federal income taxes on operations per Company's annual statement..................................... $(4,729)
                                                                                                       =======
Net realized capital gains per accompanying statements of income--statutory basis..................... $18,997
Less: tax expense on capital gains resulting from utilization of ordinary loss to offset capital gains   4,729
                                                                                                       -------
Net realized capital gains per Company's annual statement............................................. $14,268
                                                                                                       =======
Total of all reclassifications........................................................................ $    --
                                                                                                       =======

   Reclassifications were made to the statements of admitted assets liabilities and surplus--statutory basis as of December 31, 2006 to appropriately classify certain hybrid securities as preferred stocks rather than bonds in accordance with NAIC guidance as follows (in thousands):

Bonds per accompanying statements of assets, liabilities and surplus--statutory basis........... $2,726,256
Reclassification of hybrid securities...........................................................     16,148
                                                                                                 ----------
Bonds per Company's annual statement............................................................ $2,742,404
                                                                                                 ==========
Preferred stocks per accompanying statements of assets, liabilities and surplus--statutory basis $   18,778
Reclassification of hybrid securities...........................................................    (16,148)
                                                                                                 ----------
Preferred stocks per Company's annual statement................................................. $    2,630
                                                                                                 ==========
Total of all reclassifications.................................................................. $       --
                                                                                                 ==========

                        LIBERTY LIFE INSURANCE COMPANY

          NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS--(Concluded)

19. Reconciliation to the Annual Statement (Continued)


   Reclassifications were made to the statements of cash flow--statutory basis for the year ended December 31, 2006, to appropriately classify items related to claims waived, funds received under a reinsurance contract, intercompany balances, electronic data processing equipment and software as follows
(in thousands):

Net cash provided by operating activities per accompanying statements of cash flow--statutory basis........................................................................................... $ 72,629
Reinsurance contract..............................................................................  (14,355)
Waived premiums...................................................................................    1,896
Capitalized software costs........................................................................    3,615
                                                                                                   --------
Net cash provided by operating activities per Company's annual statement.......................... $ 63,785
                                                                                                   ========

Net cash used in financing and miscellaneous activities per accompanying statements of cash flow--
  statutory basis................................................................................. $(46,831)
Intercompany balances.............................................................................    2,557
EDP & software....................................................................................    6,287
                                                                                                   --------
Net cash used in financing and miscellaneous activities per Company's annual statement............ $(37,987)
                                                                                                   ========

Total of all reclassifications.................................................................... $     --
                                                                                                   ========

                                    ******

                                     PART C

                                OTHER INFORMATION



Item 24.  Financial Statements and Exhibits

          a.   Financial Statements

               The financial statements of the Company and the Separate Account are contained in Part B hereof.

          b.   Exhibits

               1. Resolution of Board of Directors of the Company authorizing the establishment of the Variable Account*

               2. Not Applicable

               3.(a)(i) Form of Principal Underwriter's Agreement**

               3.(a)(ii) Form of Amendment to Principal Underwriter Agreement

               3.(b) Form of Selling Agreement**

               4.(a) Individual Variable Annuity Contract###

               4.(b) Waiver of Withdrawal Charges Rider###

               4.(c) Plus 70/50 Optional Death Benefit Rider###

               4.(d) Form of Fund Facilitation Fee Rider++

               5. Application for Individual Variable Annuity Contract###

               6.(i)Copy of Articles of Incorporation of the Company+

                 (ii) Copy of the Bylaws of the Company+

                (iii) Articles of Merger and Plan of Merger+++

               7.   Not Applicable

               8.(a)(1)Form of Fund  Participation Agreement among Variable Insurance
                    Products Fund, Fidelity Distributors Corporation and the Company#

                 (a)(2)Form of Fund Participation Agreement among Variable Insurance
                   Products Fund, Fidelity Distributors Corporation and the Company++

                 (a)(3)Form of Rule 22c-2 Shareholder Information Agreement**

               8.(b)Form of Fund  Participation  Agreement  among Variable  Insurance
                    Products  Fund  II,  Fidelity  Distributors  Corporation  and the
                    Company#

               8.(c)(1)Form of Fund  Participation  Agreement  among The Alger
                    American Fund, Fred Alger and Company, Incorporated and the
                    Company#

                 (c)(2)Form of Rule 22c-2 Agreement**

               8.(d)(1)Form of Fund Participation Agreement among Janus Aspen Series,
                    Janus Distributors LLC and the Company##

                 (d)(2)Form of Fund Participation Agreement between Janus Aspen
                    Series and the Company++

                 (d)(3)Form of Rule 22c-2 Agreement**

               8.(e)(1)Form of Fund  Participation  Agreement  by and  between
                    American Century Investment Services, Inc. and the Company##

                 (e)(2)Form of Shareholder Information Agreement**

               8.(f)(1)Form of Fund  Participation  Agreement  among Dreyfus Stock
                    Index Fund, Dreyfus Variable Investment Fund and the Company##

                 (f)(2)Form of Supplemental Agreement**

               8.(g)Form of  Fund  Participation  Agreement  among  INVESCO  Variable
                    Investment Funds, Inc., INVESCO Funds Group, Inc. and the
                    Company+

               8.(h)(1)Form of Fund  Participation  Agreement  among  Lazard
                    Retirement Series, Inc. and the Company##

                (h)(2)Form of Agreement pursuant to Rule 22c-2**

               8.(i)(1)Form of Fund Participation Agreement between the Company and
                  Lord Abbett Series Fund, Inc.++

                 (i)(2)Form of Rule 22c-2 Agreement**

               8.(j)(1)Form of Participation Agreement among T. Rowe Price Equity
                    Series, Inc., T. Rowe Price Investment Services, Inc. and the
                    Company++

                 (j)(2)Form of Rule 22c-2 Shareholder Information Agreement**

               8.(k)(1)Form of Participation Agreement by and among Vanguard Variable
                    Insurance Fund, and The Vanguard Group, Inc. and Vanguard
                     Marketing Corporation and the Company++

                 (k)(2)Form of Amendment to Participation Agreement**

               8.(l)Form of Amendment to Fund Participation Agreement between the
                    Company and Dreyfus Stock Index Fund, Inc. and Dreyfus Investment
                    Portfolios, and Dreyfus Variable Investment Fund++

               8.(m)(1) Form of Participation Agreement among AIM Variable
                    Insurance Funds, A I M Distributors, Inc. and the Company++

               8.(m)(2) Form of Rule 22c-2 Agreement**

               8.(n)Form of Insurance Administrative Services Agreement++

               9.  Opinion and Consent of Counsel

               10. Consent of Independent Registered Public Accounting Firm and
                   Consent of Independent Auditors

               11. Not Applicable

               12. Not Applicable

               13. Company Organizational Chart+++



     *Incorporated by reference to Registrant's Form N-4, as electronically filed on August 5, 1997. File # 333-32887

     #Incorporated by reference to Registrant's Post-Effective Amendment No. 8 to Form N-4, as electronically filed on May 1, 2000, File No. 333-32887.

     ## Incorporated by reference to Registrant's Post-Effective Amendment No. 11 to Form N-4, File No. 333-32887, as electronically filed on April 30, 2003.

     ### Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4 as Exhibit 14, File No. 333-104881, as electronically filed on August 25, 2003.

     +Incorporated by reference to Registrant's Post-Effective Amendment No. 1 to Form N-4, File No. 333-104881, as electronically filed on April 30, 2004.

     ++Incorporated by reference to Registrant's Post-Effective Amendment No. 3 to Form N-4, File No. 333-104881, as electronically filed on April 28, 2005.

     ++++Incorporated by reference to Registrant's Post-Effective Amendment No. 6 to Form N-4, File No. 333-104881, as electronically filed on July 3, 2006.

     **Incorporated by reference to Registrant's Post-Effective Amendment No. 7, File No. 333-104881, as electronically filed on April 30, 2007.

     Item 25.    Directors and Officers of the Depositor

     The following are the names and principal business addresses and positions and offices of the individuals with the Company who are engaged directly or indirectly with the business of the Separate Account and the executive officers of the Company:

Name and Principal                               Positions and Offices
Business Address                                 with Depositor

Neil D. Skelding***.......................... Chairman of the Board and Director

R. David Black*.............................. Director, President and Chief Executive Officer

Michael K. Deardorff**......................  Director, Senior Vice President -- Variable
                                              and Fixed Products

Guy H. Smith, III*..........................  Vice President, Finance and Treasurer

Ronald A. DeCicco**.........................  Vice President, Sales & Marketing, Variable
                                              and Fixed Products

Douglas W. Kroske*..........................  Vice President, Investments

John R. Obermeier, III*.....................  Vice President and Chief Actuary

David Attaway*..............................  Financial Reporting Officer &
                                              Assistant Treasurer

Eric Bugge*.................................  Senior Vice President, Agency

David Castlebury*...........................  Financial Reporting Officer and
                                              Assistant Treasurer

Calvin D. Cherry**..........................  Director, Pricing & Illustration
                                              Actuary

Robert T. Coleman, III*.....................  Vice President, Secretary and General
                                              Counsel

Christian G. Jefferson*.....................  Chief Privacy Officer and Assistant
                                              Secretary

Connie M. Hill*.............................  Investment Compliance Officer

Dr. Murray McKissick*.......................  Medical Director

Nancy A. Olson*.............................  Vice President, North American Direct
                                              Administration

Leigh M. Pagan*.............................  Director, Tax

Jerome P. Shaleuly*.........................  Vice President, Financial Institutions
                                              Sales

Mark S. Wessel*.............................  Director, Compliance and Marketing
                                              Officer, Illustrations

Robert Pinkley..........................      Designated Anti-Money Laundering Officer
---------------

     * Principal business address is P.O. Box 19086, Greenville, SC 29602-9086.

     ** Principal business address is 2300 Main Street, Suite 450, Kansas City,
MO 64108-4600.

     *** Principal business address is 6880 Financial Drive, Tower 1,
Mississauga, ON L5N7Y5.


     Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     The Company organizational chart was filed in Registrant's Post-Effective Amendment No. 6 to Form N-4 (Exhibit 13) on July 3, 2006 and is incorporated herein by reference.

     Item 27.    Number of Contract Owners

     As of March 6, 2008, there were 78 qualified contract owners and 41 non-qualified contract owners.

     Item 28.    Indemnification

     The Bylaws of the Company (Article IV) provide that:

     Section 1: Indemnification. Each person who is or was a Director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the Corporation as a right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a Director, officer or employee of the Corporation, or if serving at the request of the Corporation, as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this Bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnifications with respect to the same or different persons or classes of persons.

     Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any Director, officer or employee of the Corporation providing indemnification for such person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Corporation, that arises by reason of the fact that such person is or was a Director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, to the full extent allowed by law, whether or not such indemnification would otherwise be provided for in this Bylaw, except that no such agreement shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Item 29.    Principal Underwriters

     a. Effective May 1, 2007, JBS Liberty Securities, Inc. (formerly known as JBS Investment Group, LLC) is the principal underwriter of the Contracts. It is also the principal underwriter of: RBC Variable Life Account A.

     b. The following are the officers and directors of JBS Liberty Securities,
Inc.:

    Name and                                     Positions and Offices
Business Address*                                with Underwriter
- --------------------------                      ---------------------
Timothy J. Bain                                  Chief Executive Officer and Treasurer

Jeffrey D. Jones                                 President and Secretary

Eric C. Sides                                    Vice President


     *Principal business address is 8320 University Executive Park Drive, Suite 110, Charlotte, North Carolina 28262.


 c.

Name of               Net Underwriting
Principal             Discounts &        Compensation on   Brokerage
Underwriter           Commissions         Redemption       Commissions  Compensation


* JBS Liberty
    Securities, Inc.     $0              $0                *$116,289           $0

*  JBS Liberty Securities, Inc. or Tamarack Distributors Inc., as applicable, in turn, paid
100% of these commissions to broker-dealers and/or their registered representatives who sold the contracts.



Item 30.    Location of Accounts and Records

     The physical possession of the accounts, books or documents of the Separate Account which are required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained by the Company at 2300 Main Street, Suite 450, Kansas City, MO 64108-4600 and at 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064.

Item 31.    Management Services

     Not Applicable

Item 32.    Undertakings

          a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

          b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

          c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

          d. Liberty Life Insurance Company ("Company") hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.


                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Greenville, and the State of South Carolina on the 3rd day of April, 2008.


                         RBC VARIABLE ANNUITY ACCOUNT A
                                           (Registrant)


                       By: LIBERTY LIFE INSURANCE COMPANY
                              (Depositor)


                           By: /s/MICHAEL K. DEARDORFF
                              ----------------------------



                         LIBERTY LIFE INSURANCE COMPANY
                              (Depositor)


                           By: /s/MICHAEL K. DEARDORFF
                             -----------------------------

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                            TITLE                                        DATE
- - ---------                        ----                                       ---------

/s/NEIL D. SKELDING               Director, Chairman of the Board                4/3/2008
--------------------------                                                       ---------
Neil D. Skelding


/s/R. DAVID BLACK                 Director, President and Chief                  4/3/2008
--------------------------        Executive Officer                              ----------
R. David Black



/s/MICHAEL K. DEARDORFF           Director, Sr. Vice President,                  4/3/2008
-----------------------------     Variable & Fixed Products                      ---------
Michael K. Deardorff


/s/GUY H. SMITH, III              Vice President, Finance and Treasurer          4/3/2008
---------------------                                                            ---------
Guy H. Smith, III




                                    EXHIBITS

                                       TO

                        POST-EFFECTIVE AMENDMENT NO. 8 TO

                                    FORM N-4

                         RBC VARIABLE ANNUITY ACCOUNT A

                         LIBERTY LIFE INSURANCE COMPANY

                                INDEX TO EXHIBITS

Exhibit

EX-99.B.3.a.ii   Form of Amendment to Principal Underwriter Agreement

EX-99.B.9        Opinion and Consent of Counsel

EX-99.B.10       Consent of Independent Registered Public Accounting
                 Firm and Consent of Independent Auditors